Rochester Fund Municipals
Tax-Free Income for New York Investors

[graphic currency montage, NY State]

ANNUAL REPORT December 31, 2001          [bullet logo ROCHESTER FUND MUNICIPALS]

                                         [logo]Oppenheimer Funds(R)
                                               The Right Way to Invest

                              [graphic four stars]

                           "Rochester Fund Municipals

                      is the biggest Empire State offering

                                for good reason."

                Morningstar's Rochester Fund Municipals Analysis

                                 April 12, 2001

    Morningstar, Inc. is a nationally recognized mutual fund rating service.*

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                     [bullet logo ROCHESTER FUND MUNICIPALS]

                     [logo] LIPPER LEADER CONSISTENT RETURNS

Rochester Fund Municipals, Class A, has been recognized by Lipper Analytical Services, Inc. as a Lipper Leader for Consistent Return, based on the consistency of its total returns over the 36 months ended 12/31/01.(1)

*Rochester Fund Municipals (Class A Shares) has received Morningstar's 4-star overall rating at December 31, 2001. The 3-, 5- and 10-year Morningstar ratings for the period ended 12/31/01 are 3 stars, 3 stars and 4 stars, respectively. 1,647, 1,445 and 487 municipal bond funds were rated for these 3-, 5- and 10-year periods, respectively.
For each fund with at least a 3-year history, Morningstar calculates a Morningstar Rating(TM) metric each month by subtracting the return on a 90-day U.S. Treasury Bill from the fund's load-adjusted return for the same period, and then adjusting this excess return for risk. The top 10% of funds in each broad asset class receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of the performance figures associated with its 3-, 5- and 10-year (if applicable) Morningstar Rating metrics. Rochester Fund Municipals was rated against the following numbers of U.S.-domiciled municipal bond funds over the following time periods ended 12/31/01: 1,647 funds in the last 3 years, 1,445 funds in the last 5 years and 487 funds in the last 10 years. With respect to these municipal bond funds, Rochester Fund Municipals received a Morningstar Rating of 3 stars, 3 stars and 4 stars for the 3-, 5- and 10-year periods, respectively. Morningstar rating is for the A share class only; other classes may have different performance characteristics. Past performance is not a guarantee of future results. The investment return and principal value of an Investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. Shares of the Fund are not deposits or obligations of any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

1. Lipper Analytical Services, Inc., 12/31/01. Lipper scores funds each month in their broad asset categories and peer groups, based on two characteristics: consistency, or the strength of a fund's performance trend, and effective return, meaning the fund's total return adjusted for its historical downside risk but without considering sales charges, over a 36-month period. Each fund receives a numerical score ranging from 1 (highest) to 5 (lowest), and all funds with a category score of 1 are designated Lipper Leaders for Consistent Return in their respective Lipper asset category. Lipper Leader designations do not imply that a fund had the best performance within its fund category, and neither that designation nor the fund's past performance is a guarantee of future results. This Lipper Leader designation is for the Fund's A share class only; other share classes may have different performance characteristics. For the Fund's average annual total returns, see page 5.

THE "ROCHESTER" WAY WITH MUNICIPAL BONDS

[bullet logo ROCHESTER FUND MUNICIPALS]
[bullet logo LIMITED TERM NEW YORK MUNICIPAL FUNDS]
[bullet logo OPPENHEIMER PENNSYLVANIA MUNICIPAL FUND]
[bullet logo OPPENHEIMER ROCHESTER NATIONAL MUNICIPALS]

    OppenheimerFunds, Inc. has operated as an investment advisor since 1960.
As of December 31, 2001, OppenheimerFunds, Inc., including subsidiaries and affiliates, managed more than $120 billion in assets, including more than 60 mutual funds having more than 5 million shareholder accounts.
    The Rochester Division of OppenheimerFunds, Inc., located in Rochester,
New York, is dedicated to the investment management and distribution of municipal bond funds. These funds--Rochester Fund Municipals, Limited Term New York Municipal Fund, Oppenheimer Pennsylvania Municipal Fund and Oppenheimer Rochester National Municipals--pursue an investment approach that is intentionally limited to specific sectors and regions of the municipal market(1).
    Most investors recognize that the greatest advantage of mutual fund investing is professional management: the devotion of an investment team to broadly diversify a fund's portfolio, continually review each holding and analyze new issues. This is all intended to reduce the potential impact of adversity and to create an investment with the potential to earn high yields.
    Here in Rochester, we believe that the strengths of our portfolio management style go even further. In addition to reviewing the broad spectrum of New York municipal issues generally available, Rochester Fund Municipals pursues special situations that are often overlooked by the market in general. When properly investigated, selected for their potential and folded into the portfolio, these issues not only broaden the Fund's diversification, but have the potential to increase the Fund's yield as well.
    We look to smaller issuers throughout the State, because they typically provide higher yields than equivalent-credit-quality larger issuers. Smaller issuers are also frequently receptive to our preference for graduated payment of principal: creating a "sinking fund" payment schedule that enables us to accelerate the debt schedule, both increasing the return on investment and reducing the duration of the loan.(2)
    We believe that careful credit research on unrated issues can also be very rewarding, as some highly creditworthy issuers intentionally opt to forego the expense of obtaining a credit rating. We analyze unrated issues to determine the true risks weighed against their yield, in hopes of providing shareholders with a favorable risk/reward trade-off.
    Our commitment to internal investment research also enables us to focus our attention on premium callable bonds, delving beyond the call date and analyzing the bond's structure and covenants. This helps us to isolate characteristics that indicate whether the issue may go uncalled long after a stated call date, generally providing above market yields and very low price volatility.
    And we "scavenger hunt" in the secondary markets, seeking to purchase bonds in small quantities (below $100,000) that add incrementally small--but eventually significant--yield to the portfolio.
    Refined since the inception of Rochester Fund Municipals in May of 1986, the unique investment approach of these Funds has proven to be beneficial. Evaluating and negotiating these opportunities takes time and effort, but we believe that if you are paying for portfolio management, you should demand and receive the extra effort and resourcefulness necessary to enhance the portfolio.

1. Oppenheimer Pennsylvania Municipal Fund is not available in all states. To obtain a Prospectus for Limited Term New York Municipal Fund, Oppenheimer Pennsylvania Municipal Fund or Oppenheimer Rochester National Municipals, including charges and expenses, contact OppenheimerFunds Distributor, Inc. Please consult your financial advisor for more details, and read the Prospectus carefully before investing or sending any money.
2. Securities issued by smaller municipalities and municipal agencies may have less liquidity than larger ones.

THE FUND'S DIVERSIFIED PORTFOLIO

    Diversification is one way that Rochester Fund Municipals really stands out from the competition. We feel that merely concentrating the portfolio in a few, highly-rated issues would dilute a primary advantage of mutual fund investing--professional management.
    Instead, we strategically arrange a variety of bonds from many municipal sectors throughout New York State. We rely on our own research to assess the value of those under consideration. And we seek to capitalize on our market experience and trading strategies when buying investments that have met our criteria.
    As of December 31, 2001, Rochester Fund Municipals' portfolio consisted of more than 1,200 different securities. Here's the breakdown:

By Municipal Sector on 12/31/01 as a percentage of investments*

Hospital/Healthcare(**)                  15.5%
----------------------------------------------
Special Assessment                       10.4%
----------------------------------------------
Electric Utilities                       10.0%
----------------------------------------------
Marine/Aviation Facilities                7.9%
----------------------------------------------
Water Utilities                           7.7%
----------------------------------------------
Multifamily Housing                       6.7%
----------------------------------------------
Adult Living Facilities                   5.3%
----------------------------------------------
Manufacturing, Non-Durable Goods          4.7%
----------------------------------------------
Municipal Leases                          4.3%
----------------------------------------------
Higher Education                          3.8%
----------------------------------------------
Nonprofit Organization                    3.6%
----------------------------------------------
Single Family Housing                     3.6%
----------------------------------------------
Resource Recovery                         3.1%
----------------------------------------------
Sales Tax Revenue                         3.0%
----------------------------------------------
General Obligation                        2.6%
----------------------------------------------
Manufacturing, Durable Goods              2.3%
----------------------------------------------
Highways/Railways                         2.3%
----------------------------------------------
Education                                 1.4%
----------------------------------------------
Pollution Control                         1.0%
----------------------------------------------
Other                                     0.8%
----------------------------------------------
   Total                                100.0%

Hospital/Healthcare in Detail
Insured (Private Municipal Bond Insurance)      6.5%
----------------------------------------------------
Insured (FHA or SONYMA Insurance)               4.7%
----------------------------------------------------
Standard Hospital Backing                       2.9%
----------------------------------------------------
Prerefunded                                     0.6%
----------------------------------------------------
Backed, Financial Institution Letter of Credit  0.5%
----------------------------------------------------
Backed, New York State Appropriations           0.3%
----------------------------------------------------
Total                                          15.5%

*Portfolio data are subject to change and are dollar-weighted based on the total market value of investments.

**Regarding the Fund's investments in the Hospital/Healthcare sector, investors should note that the majority of these holdings have a "belt and suspenders" credit support consisting of both the hospital's revenues and backup guarantees from U.S. government FHA insurance, bank letters of credit, or New York State appropriations.

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

DEAR SHAREHOLDER,

[photo]
John V. Murphy
Chairman, President and
Chief Executive Officer
OppenheimerFunds, Inc.

2001 marked a year of unprecedented volatility, uncertainty and change. At OppenheimerFunds, we understand that these are challenging times. To look ahead, we must learn to reflect on this unimaginable past year.
     For the first time in a decade, the U.S. economy slipped into a recession. Sharply reduced corporate capital spending and weakened consumer confidence contributed to the slowdown. A key factor to remember is that the recession is a natural part of the economic cycle and follows one of the longest growth periods in U.S. history. In many ways, we are on the road to recovery. Apart from the monetary and fiscal stimuli the government and the Federal Reserve Bank have provided, the markets have refocused on the importance of company fundamentals across all industries.
     A word of caution remains. As Alan Greenspan and the Federal Reserve observed--while the U.S. economy shows tentative signs of rebounding from its current recession, it still faces risks in the near term.
     The tragedy of September 11 brought great uncertainty to our lives. Yet "America is successful because of the hard work and creativity and enterprise of our people," declared President George W. Bush. "These were the strengths of our economy before September 11, and they are our strengths today."
     While the volatility of the economy may be beyond anyone's control, there are steps you can take during these challenging times to help protect your investments. Most importantly, work closely with your financial advisor. Your advisor can help maintain balance in your portfolio, while ensuring that your investments have a long-term purpose and address your goals. Diversifying your portfolio across many sectors of the market helps manage risk and provides the potential for rewards. You should also maintain an appropriate level of awareness about your funds.
     Fund communications, including this report, can help you better understand the objectives, strategies and performance of your fund. To supplement these communications, we encourage you to use our website, www.oppenheimerfunds.com, for timely fund information.
     I look forward to 2002. It will be a year full of new challenges. At OppenheimerFunds we pledge to provide you with the seasoned management expertise and experience that should help pave the way for a brighter future. Our vision is clear and focused--we are well positioned for the future and hold a commitment to you, our shareholders, that we shall always keep your long-term interests in mind.
     In the face of adversity, we stood strong and proud. And despite the challenges, we have come together as never before with a greater sense of strength and resolve.
     I thank you for your continued support and confidence. The letters many of you sent to me concerning September 11 were a source of inspiration for all of us at OppenheimerFunds. We hope you can see the strength and spirit that has led, and continues to lead, OppenheimerFunds towards a bright future. We look forward to sharing with you the strength, expertise and resolve that makes OppenheimerFunds, The Right Way to Invest.
     Best wishes for 2002!

     Sincerely,

     /s/ John V. Murphy

     John V. Murphy
     January 23, 2002

These general market views represent opinions of OppenheimerFunds, Inc., and are not intended to predict the performance of any particular fund. Specific discussion, as it applies to your Fund, is contained in the pages that follow. Stocks and bonds have different types of investment risks; stocks are subject to market volatility and bonds are subject to credit and interest-rate risks.

                         1 | ROCHESTER FUND MUNICIPALS

DEAR FELLOW SHAREHOLDERS,

[photo]
Ronald H. Fielding, CFA
Founded the Rochester Funds in May, 1983.
Portfolio Manager and Chief Strategist for the Fund.
Ron is joined by his portfolio management team of Anthony A. Tanner, CFA and Daniel G. Loughran, CFA

     February 12, 2002

     We are pleased to provide shareholders of Rochester Fund Municipals with the Fund's Annual Report for 2001.
     We believe Rochester Fund Municipals was a prudent choice for investors in 2001. The Fund delivered a high level of tax-free income, maintaining a stable monthly dividend of $0.087 per Class A share throughout the year.(1) According to Lipper Analytical Services, Inc.--an independent mutual fund rating service--the Fund's Class A distribution yield of 5.97% (without sales charges) was higher than the 4.30% average distribution yield (without sales charges) of 104 funds in its New York State Municipal Debt Funds category as of December 31, 2001.(2) The Fund's attractive dividends were responsible for the Fund's Class
A total return of 5.14% (without sales charges) for the year.(3)
     2001 provided a good example of how active fund management can help to maintain consistent, tax-free income for our shareholders. Since January, the Federal Reserve Board lowered shortterm interest rates eleven times during the course of the year, bringing the federal funds rate to 1.75% at the end of this reporting period. Nonetheless, Rochester Fund Municipals maintained a consistent monthly dividend distribution throughout the year.(4) Our portfolio management strategies have been developed over many years, with the intent of generating yield from many sources available in the municipal bond market. At the same time, these strategies actually help to lessen the effect that interest-rate changes might otherwise have on distributions to shareholders.
     In addition to providing positive, yield-driven total return in 2001, the Fund once again minimized tax burdens for shareholders. Dividends were 100% free of federal income tax, and 96.4% free of New York State and New York City income tax.(5) Unlike many other municipal bond funds, there were no taxable capital gains distributions again last year, and we continue to hold a significant capital loss carryforward that should help shield shareholders against capital gains distributions in the future. Since most shareholders do not pay any federal Alternative Minimum Tax (AMT), the Fund does invest in AMT paper (31.7% of last year's income), seeking higher yields for all shareholders.
     This year, investors were once again reminded of the importance of asset allocation in an investment portfolio. As of December 31, the Dow Jones Industrial Average and the NASDAQ had posted results of -7.10% and -21.05%, respectively, for 2001.(6) Over the same period, the Lehman Brothers 10- and 20-Year Municipal Indices advanced by 4.62% and 4.87%, respectively. (7) Including Rochester Fund Municipals in an equity portfolio during 2001 would have provided an effective balance to the returns of many stocks, and stock mutual funds. As always, we suggest that you work with your investment advisor to develop a well-balanced strategy in pursuing your investment goals.
     With a slowed economy and a favorable outlook for inflation, we feel there is good reason to believe that municipal bond investing will continue to serve investors well during 2002. We look forward to reporting on the Fund's progress over the course of the coming year.

    Sincerely,

    /s/ Ronald H. Fielding, CFA

Ronald H. Fielding, CFA
Senior Vice President,
OppenheimerFunds, Inc.

1. Rochester Fund Municipals did not pay capital gains distributions during the period, although some investors may still be subject to the Alternative Minimum Tax, in which case a portion of the Fund's distributions may increase that tax. Please see page 55 for details. Dividend payments are subject to Board approval and may be changed at any time. There can be no assurance that the Fund will pay a dividend.
2. As of December 31, 2001, Rochester Fund Municipals (Class A shares) provided a 30-day SEC yield of 5.78%, higher than the 4.05% average yield of 105 long-term NewYork State Municipal Debt funds calculated by Lipper. Lipper calculations do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions. Distribution yield at Net Asset Value (NAV) (based on last distribution) is annualized and divided by period-end NAV. Standardized yield (based on net investment income for the 30-day period ended 12/31/01) is annualized and divided by the period-end offering price. As of 12/31/01, Rochester Fund Municipals (Class A shares) provided a distribution yield of 5.68% at Maximum Offering Price (that is, with sales charges deducted). Falling NAV's will tend to artificially raise yields. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost. As of 12/31/01, Lipper Analytical Services, Inc. ranked the Fund's total return 5 out of 106 funds, 13 out of 80 funds and 2 out of 32 funds for the 1-, 5- and 10-year periods, respectively.
3. Past performance is not a guarantee of future results. The Fund's Class A average annual total returns, with sales charges, for the 1-, 5-,10-year and Life-of-Class periods ending 12/31/01 were 0.15%, 4.45%, 6.14% and 7.18%, respectively.
4. Dividend payments are subject to Board approval and may be changed at any time. There can be no assurance that the Fund will pay a dividend.
5. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.
6. The DowJones Industrial Average is a price-weighted average of 30 large domestic stocks. The NASDAQ Composite Index is a broad-based, capitalization-weighted index of all NASDAQ National Market and Smallcap stocks. Neither index can be purchased directly by investors.
7. The Lehman Brothers 10- and 20-Year Municipal Bond Indices are unmanaged indices consisting of municipal bonds having remaining maturities of between 8 and 12 years and between 17 and 22 years, respectively. Neither index can be purchased directly by investors.

All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions so that shares, on any given day or when redeemed, may be worth more or less than their original cost.

                         2 | ROCHESTER FUND MUNICIPALS

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

     During 2001, shareholders in Rochester Fund Municipals benefited from the Fund's approach to yield-driven total return.
     The Fund's Class A shares provided a consistent monthly dividend distribution of 8.7 cents per Class A share in each of the past twelve months. These dividend distributions generated all of the Fund's 5.14% total return (without sales charges) in 2001.(1) According to Lipper Analytical Services, Inc., the Fund's Class A distribution yield of 5.97% (without sales charges) was significantly higher than the 4.30% average distribution yield (without sales charges) of 104 municipal funds in its New York State Municipal Debt Funds category as of December 31, 2001.(2)
     In 2001, long-term municipal bonds performed extremely well relative to most other asset classes, particularly compared to the broader equity markets. The 4.62% and 4.87% advances in the Lehman Brothers 10- and 20-Year Municipal Bond Indices, respectively, countered the negative total returns of -7.10% on the Dow Jones Industrial Average, and -21.05% on the NASDAQ Composite Average.(3) After-tax, municipal bond yields compared very favorably to yields generated by comparablematurity U.S. Treasury securities, as well. Historically, longterm municipal bond yields have been equivalent to 80-85% of Treasury bond yields, since exemption from federal income tax makes municipal bond yields generally higher on an after-tax basis. Yet, at year end, long-term investment-grade New York municipal bond yields were available at over 95% of Treasury bond yields.(4) This indicates that municipal bonds were a tremendous value for investors seeking tax-free income.
     2001 was a year that demonstrated how income normally has a greater influence on successful municipal bond investing than the actions of the Federal Reserve Board (the "Fed"). While the popular financial press emphasized the year's aggressive reductions in short-term rates by the Fed, most long-term fixed-income yields, including those of municipal bonds, actually ended the year slightly higher.
     During 2001, overall weakness in the U.S. economy led the Fed to reduce the Federal Funds rate by a total of 4.75% in eleven separate reductions. Throughout most of the year, long-term yields did drift lower as the Fed began to lower the Federal Funds rate from 6.50%. By August, though, long-term bond yields began to move higher--even as the Fed continued cutting the Federal Funds rate to 1.75%. This divergence between long-term and short-term rates reflected the market's expectation that the aggressive monetary easing by the Fed might lead to stronger economic growth and increased inflationary pressure. It also demonstrates the futility in attempting to time municipal bond investments based on the actions of the Fed. While some sectors of the short-term municipal market did experience price increases, overall long-term municipal bond prices fell slightly by the end of the year, increasing their yields. As a result, the overall positive total returns municipal bonds generated in 2001 were derived chiefly, if not entirely, from yield.
     The New York State economy has generally reflected the national economy in 2001. Importantly, the major credit-rating agencies maintained their ratings of New York State, New York City, and many of their agencies in 2001. Despite a relatively slow start, issuance of new municipal bonds had risen to near-record levels during the last three

[graphic currency montage]

                         3 | ROCHESTER FUND MUNICIPALS

MANAGEMENT DISCUSSION OF FUND PERFORMANCE  Continued

[photo]
The Rochester Investment Team (l to r)

RONALD H. FIELDING, CFA
Senior Vice President, Portfolio Manager and Chief Strategist,
Rochester Division
Founded the Rochester Funds Investment Team in May 1983

ANTHONY A. TANNER, CFA
Vice President and Portfolio Manager, Rochester Division
Joined the Rochester Funds Investment Team in June 1991

DANIEL G. LOUGHRAN, CFA
Vice President and Portfolio Manager, Rochester Division
Joined the Rochester Funds Investment Team in October 1994

RICHARD A. STEIN, CFA
Vice President--Credit Analysis, Rochester Division
Joined the Rochester Funds Investment Team in May 1993

CHRISTOPHER D. WEILER, CFA
Assistant Vice President-Credit Analysis, Rochester Division
Joined the Rochester Funds Investment Team in January 1999

MARK DEMITRY (not pictured)
Credit Analyst, Rochester Division
Joined the Rochester Funds Investment Team in July 2001

months of the year. Total municipal bond issuance in 2001 was $286 billion, the second highest amount ever and a 40% increase over last year's issuance of $200 billion. As municipalities continue to take advantage of currently attractive borrowing costs, new issuance is expected to continue at high levels into 2002. Activity in the secondary market also remained brisk, presenting tremendous opportunities to pursue the bonds of smaller issuers at very attractive yields throughout the year.
     Short-term municipal bonds were subject to increasing demand over the year, driving their prices up and, consequently, their yields down. At the same time, municipal bonds with longer time horizons received less attention from investors, improving their relative yields significantly. General investor preference for insured and AAA rated municipal bonds also led to reduced demand for smaller credits and those not rated by a rating agency. Accordingly, the types of municipal bonds we seek to add to the Fund's portfolio have remained plentiful--and, in our opinion, at very attractive prices.
     Our flexible, responsive approach to municipal bond investing has helped us to take advantage of market conditions this past year. We use risk-offering strategies that involve a delicate balance of risks in the portfolio. We believe that "low-credit-risk" involves much more than high credit ratings, especially because interest-rate fluctuation typically can have greater influence on price changes of municipal bonds than do published quality rankings. In addition to the broad spectrum of New York issues generally available, we pursue special situations that are often overlooked by the market. We use our own, in-house research to identify unrated bonds to add to the portfolio; careful selection among these bonds can offer a significant, risk-adjusted yield advantage with little real increase in credit risk. Unrated bonds generally involve greater risk than bonds in higher-rated categories, as determined by Standard & Poor's or Moody's credit-rating services. But some unrated issuers are highly creditworthy and intentionally elect to forego the time and expense of obtaining a credit rating. Our analysis helps us to determine what we believe to be the true risks of unrated issues, to determine their value as an addition to the portfolio. This "hands on" style of credit research can produce a portfolio with better risk-adjusted yields than a portfolio which owns only bonds with high Standard & Poor's or Moody's ratings. Within the guidelines established by the Fund's Prospectus, we have continued to use inverse floaters to seek additional yield. These derivative products can be volatile; however, our premium callable bonds may offset this risk under most economic conditions.
     Another important feature of our portfolio management style is that we are "value managers" in much the same sense as that term applies to some equity portfolio managers. We will rigorously research and add issues from unpopular sectors that most municipal market participants are not currently buying, and sell those issues that are currently popular in the market--because they tend to be overpriced.(5) This strategy is well served by the fact that municipal bond funds, managed by municipal bond professionals, comprise only about one third of overall municipal bond market buying and selling activity. For this reason, research capability and risk-management strategies employed in the municipal bond market are significantly different than in equity markets. These are two factors that enable us to take early advantage of opportunities.
     An example of how we have used this strategy is the Fund's positions in tobacco securitization bonds. Two to three years ago, when States began to issue bonds securitizing the payments they were to receive from settlements with tobacco companies, most were issued with a rating of A+. However, these bonds sold in the market at yields 80 to 100 basis points higher than comparably-rated bonds with the same maturities. In the years since we acquired these holdings, their true value has become more widely recognized in the market, and their prices have risen. Our research efforts and early understanding of the potential value of these new types of bonds allowed us to lock in higher yields than those offered by bonds of the same maturity and credit quality, while benefiting from greater-than-market price appreciation.
     Declining short-term interest rates in 2001 have exposed some investors to the effects of "reinvestment risk." This is the risk that, as a fixed-income investment matures, market conditions may not allow the maturing principal to be reinvested at interest rates as favorable as had been offered by the original

A Century of Tax-Free Interest Rates*

[mountain chart]

Average Annual Return

1901    3.1
1902    3.18
1903    3.3
1904    3.4
1905    3.48
1906    3.53
1907    3.67
1908    3.87
1909    3.76
1910    3.91
1911    3.98
1912    4.01
1913    4.45
1914    4.16
1915    4.26
1916    4.06
1917    4.26
1918    4.61
1919    4.49
1920    4.99
1921    5.08
1922    4.23
1923    4.25
1924    4.23
1925    4.13
1926    4.14
1927    4.01
1928    4.02
1929    4.31
1930    4.13
1931    4.01
1932    4.79
1933    5.07
1934    4.11
1935    3.43
1936    2.98
1937    2.99
1938    3.02
1939    2.83
1940    2.56
1941    2.14
1942    2.26
1943    1.93
1944    1.65
1945    1.5
1946    1.5
1947    1.91
1948    2.36
1949    2.15
1950    1.92
1951    1.95
1952    2.19
1953    2.73
1954    2.39
1955    2.48
1956    2.77
1957    3.29
1958    3.16
1959    3.56
1960    3.51
1961    3.46
1962    3.15
1963    3.17
1964    3.21
1965    3.27
1966    3.81
1967    3.94
1968    4.44
1969    5.72
1970    6.34
1971    5.47
1972    5.27
1973    5.2
1974    6.17
1975    7.04
1976    6.62
1977    5.68
1978    6.03
1979    6.51
1980    8.57
1981   11.37
1982   11.64
1983    9.51
1984   10.1
1985    9.11
1986    7.33
1987    7.66
1988    7.68
1989    7.23
1990    7.27
1991    6.92
1992    6.44
1993    5.59
1994    6.19
1995    5.95
1996    5.75
1997    5.52
1998    5.09
1999    5.44
2000    5.71
2001    5.15

[end mountain chart]

*Data Source: The Bond Buyer. Based on average yields of the Bond Buyer 20 Bond Index, an unmanaged index which consists of 20 general obligation bonds that mature in 20 years. Investors cannot invest directly in this index. This chart is for illustrative purposes only, and does not depict or predict the Fund's performance.

     Everywhere you turn, another expert is talking about the future direction of interest rates. But, as is often the case, history provides a more complete perspective.
     As you can see from the graph, tax-free yields are quite high by historical standards. Tax-free rates have been lower than 6% in more than 80% of the years since 1901!

                         4 | ROCHESTER FUND MUNICIPALS
investment. This year, investors in many different types of fixed-income vehicles may have been negatively impacted by this risk, as short-term interest rates declined steadily throughout the year. Interest rates on six-month Certificates of Deposit, for example, declined from their 5.21% high on January 2, 2001, to a low of 2.14% on December 28.(6) Even money market fund yields went from a high of 6.15% on January 3 to 1.72% on December 26. Taking inflation into account, real returns on the investments have diminished to almost zero-- resulting in substantially diminished income and purchasing power. For those whose investment income makes up a significant percentage of their total income, reinvestment risk can have a very negative effect on returns from investments often regarded as safe.
     During the past year the Fund surpassed $5 billion in assets and held over 1,200 different bonds as of December 31, 2001.(7) Our investment team seeks to broadly diversify the Fund's holdings and reduce a wide variety of risks, especially those associated with interest rates. Having a variety of different types of bonds can give the Fund less exposure to different types of risk while creating the potential to earn high yields. The municipal bond mutual fund format enables investors to easily and affordably gain these advantages of professional investment management.
     There are several reasons why we believe that 2002 holds promise for bond investments. One is that the U.S. economy is currently in recession with subdued inflation, and we would expect bond prices to continue to respond favorably should these conditions remain. Secondly, as of December 31, 2001, tax-free yields continued to be very attractive compared to inflation levels. Fed policy continues to target lower inflation as the major central bank objective, which should help lower interest rates and raise bond prices over time. Finally, credit yield spreads between the highest-quality AAA issuers and other investment-grade and non-rated issuers remained well above historical averages as of December 31, 2001. The Fund may not only realize a valuable yield benefit from investing in this "spread product", it also could stand to benefit from an overall performance gain if these spreads narrow to more typical levels. However, just as economic weakness and declining short-term rates did not produce lower long-term yields (and higher bond prices) in 2001, any subsequent increase in short-term rates is not guaranteed to translate into higher long-term yields (and lower bond prices). A resumption of economic growth may have the potential to improve the financial strength of bond issuers and reduce their credit yield spreads, which would benefit municipal bond investors.
     As always, we strongly suggest that you consult with your financial advisor to make sure that the mix of investments in your own portfolio best suits your investment strategy. As of December 31, 2001, Rochester Fund Municipals shareholders saw how tax-free yield can drive total returns that were very favorable compared to many other asset classes.

1. Dividend payments are subject to Board approval and may be changed at any time. There can be no assurance that the Fund will pay a dividend. Dividends for Class B and Class C shares are typically lower than those for Class A and Class Y shares because the Fund's operating expenses for Class B and Class C shares are typically higher. See right column for the Fund's 1-, 5-, 10-year and life-of-class average annual total returns with and without applicable sales charges. Past performance is not a guarantee of future results.
2. As of 12/31/01, Rochester Fund Municipals (Class A shares) provided a
30-day SEC yield of 5.78% higher than the 4.05% average yield of 105 long-term New York State Municipal Debt funds calculated by Lipper. Lipper calculations do not reflect sales charges, but do assume the reinvestment of dividends and capital gains distributions. Distribution yield at Net Asset Value (NAV) (based on last distribution) is annualized and divided by period-end NAV. Standardized yield (based on net investment income for the 30-day period ended 12/31/01) is annualized and divided by the period-end offering price. As of 12/31/01, Rochester Fund Municipals (Class A shares) provided a distribution yield of 5.68% at Maximum Offering Price (that is, with sales charges deducted).
Falling NAV's will tend to artificially raise yields. All performance information provided represents past performance and is not predictive of future investment performance. The investment return and principal value of an investment in the Fund will fluctuate with market conditions, so that shares, on any given day or when redeemed, may be worth more or less than their original cost.
3. The Lehman Brothers 10- and 20-Year Municipal Bond Indices are unmanaged indices consisting of municipal bonds having remaining maturities of between 8 and 12 years and between 12 and 17 years, respectively. The Dow Jones Industrial Average is a price-weighted average of 30 large domestic stocks. The NASDAQ Composite Index is a broad-based, capitalization-weighted index of all NASDAQ National Market and Small-cap stocks. Neither of the indices can be purchased directly by investors.
4. Unlike the Fund, Treasuries are guaranteed as to principal and interest.
5. Yield accounted for all of the Fund's total return for 2001.
6. Unlike the Fund, Certificates of Deposit are guaranteed as to principal and interest.
7. See a complete list of the Fund's holdings as of 12/31/01, beginning on page 10.

                       YIELDS
                   As of 12/31/01

                   Distribution Yield       Standardized
                  At NAV        At MOP          Yield
                 (without    (with sales
              sales charges)   charges)
Class A            5.97%         5.68%          5.78%
Class B            5.01%         5.01%          5.21%
Class C            5.02%         5.02%          5.21%
Class Y            6.11%         6.11%          6.19%

Distribution yield at Maximum Offering Price (MOP) (based on last distribution) and standardized yield (based on net investment income for the 30-day period ended 12/31/01) are annualized and divided by the period-end offering price. Distribution yield at Net Asset Value (NAV) does not include sales charges. For Classes B, C and Y, distribution yield at MOP does not include contingent deferred sales charges. Falling share prices may artificially increase yields.

                    TOTAL RETURNS
                    As of 12/31/01

                            Cumulative            Average Annual
                          NAV       MOP          NAV         MOP
                       (without    (with      (without      (with
                        sales       sales       sales       Sales
                       charges)   charges)     charges)    charges)
A SHARES
1-Year                   5.14%      0.15%       5.14%        0.15%
5-Year                  30.53%     24.33%       5.47%        4.45%
10-Year                 90.53%     81.48%       6.66%        6.14%
Life (5/15/86)         210.50%    195.75%       7.52%        7.18%

B SHARES
1-Year                   4.25%    (0.71)%       4.25%      (0.71)%
Life (3/17/97)          24.53%     22.57%       4.69%        4.34%

C SHARES
1-Year                   4.19%      3.20%       4.19%        3.20%
Life (3/17/97)          24.51%     24.51%       4.68%        4.68%

Y SHARES
1-Year                   5.25%      5.25%       5.25%        5.25%
Life (4/28/00)          14.69%     14.69%       8.53%        8.53%

Average annual total returns are annualized and include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative returns are not annualized. Calculations for Class A returns at MOP include the 4.75% maximum initial sales charge. Class B returns at MOP include the applicable contingent deferred sales charge of 5% (1-year) and 2% (life-of-class). Class C returns for the oneyear period include the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's Prospectus. Class B and C shares are subject to an annual 0.75% asset-based sales charge. Returns at NAV do not reflect payment of any sales charge. Class Y returns are shown without sales charges.

The Fund's performance may, from time to time, be subject to substantial short-term changes, particularly during periods of market or interest-rate volatility. For updates on the Fund's performance, please contact your financial advisor, call us at 1.800.525.7048 or visit our website at: www.oppenheimerfunds.com. Investment returns and the principal value of an investment in the Fund will fluctuate over time, and your shares, when redeemed, may be worth more or less than when they were purchased.

                         5 | ROCHESTER FUND MUNICIPALS

COMPARING THE FUND'S PERFORMANCE TO THE MARKET

   The graphs detail the performance of a hypothetical $10,000 investment in each class of shares of the Fund held until December 31, 2001. In the case of Class A shares, performance is measured over a 10-year period. In the case of Class B and Class C shares, performance is measured from inception of the respective class on March 17, 1997. In the case of Class Y shares, performance is measured from inception of the class on April 28, 2000. The Fund's performance reflects the deduction of the 4.75% maximum initial sales charge on Class A shares, and the applicable contingent deferred sales charge for Class B and Class C shares. The graphs assume that all dividends and capital gains distributions, if any, were reinvested in additional shares.
   The Fund's triple-tax-free performance is compared to the performance of the Lehman Brothers Municipal Bond Index, an unmanaged index of a broad range of investment-grade municipal bonds that is widely regarded as a measure of the performance of the general municipal bond market, i.e. municipal bonds that are exempt from federal tax but not necessarily New York State or New York City taxes. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs that follow shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the index. The performance of the Fund is also compared to the Consumer Price Index, a non-securities index which measures changes in the inflation rate.

Comparison of Change in Value of $10,000 Hypothetical Investment in:
Rochester Fund Municipals, Lehman Brothers Municipal Bond Index and Consumer Price Index

Class A Shares

[line chart]

                               Rochester Fund                  Consumer Price                 Lehman Brothers
                               Municipals                      Index                          Municipal Bond Index
     12/31/1991                 9,525                          10,000                         10,000
     03/31/1992                 9,821                          10,102                         10,030
     06/30/1992                10,191                          10,167                         10,410
     09/30/1992                10,465                          10,247                         10,687
     12/31/1992                10,712                          10,290                         10,882
     03/31/1993                11,232                          10,413                         11,286
     06/30/1993                11,713                          10,471                         11,655
     09/30/1993                12,149                          10,522                         12,049
     12/31/1993                12,261                          10,573                         12,218
     03/31/1994                11,573                          10,674                         11,548
     06/30/1994                11,558                          10,732                         11,675
     09/30/1994                11,568                          10,834                         11,755
     12/31/1994                11,255                          10,856                         11,587
     03/31/1995                12,111                          10,979                         12,406
     06/30/1995                12,527                          11,059                         12,704
     09/30/1995                12,794                          11,109                         13,069
     12/31/1995                13,327                          11,131                         13,609
     03/31/1996                13,138                          11,291                         13,445
     06/30/1996                13,265                          11,363                         13,548
     09/30/1996                13,636                          11,443                         13,859
     12/31/1996                14,045                          11,501                         14,212
     03/31/1997                14,069                          11,603                         14,178
     06/30/1997                14,565                          11,624                         14,666
     09/30/1997                15,043                          11,690                         15,108
     12/31/1997                15,472                          11,697                         15,518
     03/31/1998                15,708                          11,762                         15,697
     06/30/1998                15,965                          11,820                         15,936
     09/30/1998                16,433                          11,864                         16,425
     12/31/1998                16,467                          11,885                         16,524
     03/31/1999                16,611                          11,965                         16,670
     06/30/1999                16,332                          12,052                         16,376
     09/30/1999                15,969                          12,175                         16,311
     12/31/1999                15,581                          12,204                         16,184
     03/31/2000                16,128                          12,408                         16,657
     06/30/2000                16,323                          12,495                         16,909
     09/30/2000                16,753                          12,589                         17,318
     12/31/2000                17,431                          12,661                         18,075
     03/31/2001                17,813                          12,785                         18,476
     06/30/2001                18,037                          12,901                         18,596
     09/30/2001                18,454                          12,922                         19,118
     12/31/2001                18,148                          12,857                         19,001

[end line chart]

Average Annual Total Return of Class A Shares of the Fund at 12/31/01(1) 1 Year 0.15% 5 Year 4.45% 10 Year 6.14%

Class B Shares

[line chart]

                               Rochester Fund                  Consumer Price                 Lehman Brothers
                               Municipals                      Index                          Municipal Bond Index
     03/17/1997                10,000                          10,000                         10,000
     03/31/1997                 9,960                          10,000                         10,000
     06/30/1997                10,372                          10,019                         10,345
     09/30/1997                10,690                          10,075                         10,656
     12/31/1997                10,966                          10,081                         10,945
     03/31/1998                11,111                          10,138                         11,072
     06/30/1998                11,267                          10,188                         11,240
     09/30/1998                11,575                          10,225                         11,585
     12/31/1998                11,571                          10,244                         11,655
     03/31/1999                11,649                          10,313                         11,758
     06/30/1999                11,434                          10,388                         11,550
     09/30/1999                11,156                          10,494                         11,504
     12/31/1999                10,859                          10,519                         11,415
     03/31/2000                11,217                          10,694                         11,749
     06/30/2000                11,328                          10,769                         11,926
     09/30/2000                11,602                          10,850                         12,215
     12/31/2000                12,044                          10,913                         12,749
     03/31/2001                12,283                          11,019                         13,032
     06/30/2001                12,412                          11,119                         13,116
     09/30/2001                12,672                          11,138                         13,485
     12/31/2001                12,257                          11,081                         13,402

[end line chart]

Average Annual Total Return of Class B Shares of the Fund at 12/31/01(2) 1 Year (0.71)% Life Of Class 4.34%

                         6 | ROCHESTER FUND MUNICIPALS

Class C Shares

[line chart]

                               Rochester Fund                  Consumer Price                 Lehman Brothers
                               Municipals                      Index                          Municipal Bond Index
     03/17/1997                10,000                          10,000                         10,000
     03/31/1997                 9,966                          10,000                         10,000
     06/30/1997                10,372                          10,019                         10,345
     09/30/1997                10,690                          10,075                         10,656
     12/31/1997                10,972                          10,081                         10,945
     03/31/1998                11,111                          10,138                         11,072
     06/30/1998                11,274                          10,188                         11,240
     09/30/1998                11,576                          10,225                         11,585
     12/31/1998                11,573                          10,244                         11,655
     03/31/1999                11,657                          10,313                         11,758
     06/30/1999                11,430                          10,388                         11,550
     09/30/1999                11,159                          10,494                         11,504
     12/31/1999                10,856                          10,519                         11,415
     03/31/2000                11,214                          10,694                         11,749
     06/30/2000                11,332                          10,769                         11,926
     09/30/2000                11,600                          10,850                         12,215
     12/31/2000                12,050                          10,913                         12,749
     03/31/2001                12,282                          11,019                         13,032
     06/30/2001                12,411                          11,119                         13,116
     09/30/2001                12,670                          11,138                         13,485
     12/31/2001                12,451                          11,081                         13,402

[end line chart]

Average Annual Total Return of Class C Shares of the Fund at 12/31/01(3) 1 Year 3.20% Life of Class 4.68%

Class Y Shares

[line chart]

                               Rochester Fund                  Consumer Price                 Lehman Brothers
                               Municipals                      Index                          Municipal Bond Index
     04/28/2000                10,000                          10,000                         10,000
     06/30/2000                10,295                          10,064                         10,212
     09/30/2000                10,577                          10,140                         10,459
     12/31/2000                11,005                          10,199                         10,916
     03/31/2001                11,251                          10,298                         11,158
     06/30/2001                11,396                          10,391                         11,231
     09/30/2001                11,661                          10,409                         11,546
     12/31/2001                11,469                          10,356                         11,475

[end line chart]

Average Annual Total Return of Class Y Shares of the Fund at 12/31/01(4) 1 Year 5.25% Life of Class 8.53%

[key]
o Rochester Fund Municipals [orange]
o Lehman Brothers Municipal Bond Index [pink]
o Consumer Price Index [green]

1. The average annual total returns are shown net of the applicable 4.75% maximum initial sales charge.
2. Class B shares of the Fund were first publicly offered on 3/17/97. The average annual total returns are shown net of the applicable 5% and 2% contingent deferred sales charges (CDSC), respectively, for the one-year period and the life of class. The ending account value in the graph is net of the applicable 2% CDSC.
3. Class C shares of the Fund were first publicly offered on 3/17/97. The average annual total returns are shown net of the applicable 1% CDSC for the one-year period.
4. Class Y shares of the Fund were first publicly offered on 4/28/00. Class Y shares are not available for sale to the general public. The average annual total returns are shown without sales charges.

The performance information for the Lehman Brothers Municipal Bond Index and the Consumer Price Index in the graphs begins on 12/30/91 for Class A, on 3/30/97 for Class B and Class C and on 4/30/00 for Class Y. Past performance is not predictive of future performance. Please note: graphs are not drawn to the same scale.

                         7 | ROCHESTER FUND MUNICIPALS

WHY NOW IS A GOOD TIME FOR TAXABLE EQUIVALENT YIELD

   As of December 31, 2001, the opinion of many municipal bond fund managers-- including us--is that municipal bonds are "cheap to Treasuries." And, while that may be a convoluted turn of phrase, it means good news to municipal bond and bond fund investors generally as they ponder investment outcomes during the coming year.
   2001 was the second straight year of declines in the major U.S. stock indices. Municipal bond prices experienced some volatility over the year, but finished the year almost exactly where they started. In announcing December's eleventh reduction in short-term interest rates, the Federal Reserve Board reaffirmed its position that overall weakness currently poses greater potential harm to the U.S. economy than does inflation. Over the year, many investors sought shelter in bonds--especially with the possibility of imminent interest-rate decreases. Nonetheless, the spread, or difference, between the yields on Treasuries and the yields on municipal bonds of comparative maturities remained fairly constant.
   Consider this example: On December 31, 2001, AAA rated 30-year New York municipal bonds yielded 5.4%, while the 30-year Treasury yielded 5.5%. But, while the highest rated municipal bond's yield is less than its comparative Treasury, this is before any tax implications.
   The taxable equivalent yield on such a hypothetical municipal bond investment would jump to 9.8% for investors at the highest, 45.1% combined federal, New York City and New York State tax rate. This compares favorably to the 6.1% taxable equivalent yield for 30-year U.S. Treasury bonds, as well.(1)
   Municipal bonds aren't typically as "cheap" to Treasuries as they were on December 31, 2001. The spread between the two yields has tended to be considerably wider because both investors and issuers of municipal debt recognize the significance of taxable equivalent yields.
   To help you appreciate the significance, refer to the chart below. It will help you determine what you would need to earn from a taxable investment to match the hypothetical tax-free yields shown. (The specific yields depicted are not intended to be representative of any Rochester fund, and are shown for illustrative purposes only.)

1. The value of Treasuries, if held to maturity, is fixed; principal is guaranteed and interest is fixed. An investment in the Fund is not guaranteed, and the Fund's return will fluctuate.

                        TAX EXEMPT VS. TAXABLE YIELDS

                                        Effective                                   Effective
                                      Tax Bracket for      Taxable Rate          Tax Bracket for       Taxable Rate
                                       New York City      Needed to Equal         New York State      Needed to Equal
2002 Taxable Income                     Residents       Current Tax-free Rate       Residents      Current Tax-free Rate

Single Return       Joint Return                        5.5%     6.0%     6.5%                     5.5%     6.0%     6.5%
$25,000-$27,950     $45,000-$46,700        23.9%        7.2%     7.9%     8.5%        20.8%        7.0%     7.6%     8.2%
$27,951-$67,700     $46,701-$112,850       34.6%        8.4%     9.2%     9.9%        32.0%        8.1%     8.8%     9.6%
$67,701-$141,250    $112,851-$171,950      37.4%        8.8%     9.6%    10.4%        34.8%        8.4%     9.2%    10.0%
$141,251-$307,050   $171,951-$307,050      41.8%        9.5%    10.3%    11.2%        39.5%        9.1%     9.9%    10.7%
over $307,050       over $307,050          45.1%       10.0%    10.9%    11.8%        42.8%        9.6%    10.5%    11.4%

The tax information and brackets listed above are believed to be current. The table assumes that an investor's highest tax bracket applies to the change in taxable income resulting from a switch between taxable and non-taxable investments, that the investor is not subject to the Alternative Minimum Tax and that state tax payments are fully deductible from federal tax payments. Your actual tax bracket will vary depending on your income, investments and deductions. You should consult your tax advisor regarding current tax legislation and how tax laws affect your own personal financial situation. These calculations are for illustrative purposes only and are not intended to show the Fund's performance.

[bar chart]

                                   30-Year        30-Year
                                   New York       Treasury
                                   Municipal      Bond
                                   Bond
Taxable Equivalent Yield           9.8%           6.1%
Yield                              5.4%           5.5%

[end bar chart]

Data Source: Bloomberg Business News. Taxable Equivalent Yield assumes the maximum combined federal, New York State and New York City personal income tax bracket. All figures are calculated as of 12/31/01. Tax rates may be lower, depending on individual circumstances.

                         8 | ROCHESTER FUND MUNICIPALS

                                                                  Financials

                         9 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  December 31, 2001

       Principal                                                                                      Market Value
          Amount                                                         Coupon        Maturity         See Note 1
=====================================================================================================================
 Municipal Bonds and Notes--101.5%
---------------------------------------------------------------------------------------------------------------------
 New York-89.4%

$        60,000      Albany County IDA (Upper Hudson Library)             8.750%     05/01/2007         $    60,084
---------------------------------------------------------------------------------------------------------------------
        955,000      Albany County IDA (Upper Hudson Library)             8.750      05/01/2022             975,456
---------------------------------------------------------------------------------------------------------------------
        280,071      Albany Hsg. Authority                                0.000      10/01/2012(p)           93,393
---------------------------------------------------------------------------------------------------------------------
        620,000      Albany Hsg. Authority (Lark Drive)                   5.500      12/01/2028             613,949
---------------------------------------------------------------------------------------------------------------------
      1,420,000      Albany IDA (Albany Medical Center)                   6.000      05/01/2019           1,239,930
---------------------------------------------------------------------------------------------------------------------
      2,460,000      Albany IDA (Albany Medical Center)                   6.000      05/01/2029           2,040,816
---------------------------------------------------------------------------------------------------------------------
      1,265,000      Albany IDA (Albany Medical Center)                   8.250      08/01/2004           1,292,160
---------------------------------------------------------------------------------------------------------------------
        400,000      Albany IDA (Albany Municipal Golf Course Clubhouse)  7.500      05/01/2012             413,240
---------------------------------------------------------------------------------------------------------------------
        970,000      Albany IDA (Albany Rehab.)                           8.375      06/01/2023           1,012,690
---------------------------------------------------------------------------------------------------------------------
      1,685,000      Albany IDA (MARA Mansion Rehab.)                     6.500      02/01/2023           1,687,393
---------------------------------------------------------------------------------------------------------------------
      1,395,000      Albany IDA (Port of Albany)                          7.250      02/01/2024           1,430,014
---------------------------------------------------------------------------------------------------------------------
      1,135,000      Albany IDA (Sage Colleges)                           5.250      04/01/2019           1,110,348
---------------------------------------------------------------------------------------------------------------------
      1,760,000      Albany IDA (Sage Colleges)                           5.300      04/01/2029           1,680,571
---------------------------------------------------------------------------------------------------------------------
        100,000      Albany IDA (University Heights-Albany Pharmacy)      6.750      12/01/2029             111,753
---------------------------------------------------------------------------------------------------------------------
      1,770,000      Albany Parking Authority                             0.000      11/01/2017             761,914
---------------------------------------------------------------------------------------------------------------------
      2,510,000      Albany Parking Authority                             5.625      07/15/2020           2,517,856
---------------------------------------------------------------------------------------------------------------------
      2,000,000      Albany Parking Authority                             5.625      07/15/2025           1,992,180
---------------------------------------------------------------------------------------------------------------------
      2,170,000      Allegany County IDA (Cuba Memorial Hospital)(a,d)    6.500      11/01/2009           1,999,720
---------------------------------------------------------------------------------------------------------------------
      4,230,000      Allegany County IDA (Cuba Memorial Hospital)(a,d)    7.250      11/01/2019           3,642,538
---------------------------------------------------------------------------------------------------------------------
      4,200,000      Allegany County IDA (Houghton College)               5.250      01/15/2024           3,922,002
---------------------------------------------------------------------------------------------------------------------
        920,000      Amherst IDA (Asbury Pointe)                          5.800      02/01/2015             846,584
---------------------------------------------------------------------------------------------------------------------
      3,000,000      Amherst IDA (Asbury Pointe)                          6.000      02/01/2029           2,508,480
---------------------------------------------------------------------------------------------------------------------
      2,880,000      Amherst IDA (Daemen College)                         6.000      10/01/2021           2,835,504
---------------------------------------------------------------------------------------------------------------------
     10,570,000      Amherst IDA (Daemen College)                         6.125      10/01/2031          10,375,829
---------------------------------------------------------------------------------------------------------------------
      3,000,000      Appleridge Retirement Community                      5.750      09/01/2041           3,090,540
---------------------------------------------------------------------------------------------------------------------
        700,000      Babylon IDA (JFB & Sons Lithographers)               7.625      12/01/2006             707,420
---------------------------------------------------------------------------------------------------------------------
      2,570,000      Babylon IDA (JFB & Sons Lithographers)               8.625      12/01/2016           2,640,572
---------------------------------------------------------------------------------------------------------------------
      1,330,000      Babylon IDA (WWH Ambulance)                          7.375      09/15/2008           1,383,160
---------------------------------------------------------------------------------------------------------------------
        515,000      Batavia Hsg. Authority (Washington Towers)           6.500      01/01/2023             522,097
---------------------------------------------------------------------------------------------------------------------
      1,750,000      Battery Park City Authority                          5.250      11/01/2017           1,685,215
---------------------------------------------------------------------------------------------------------------------
      2,000,000      Battery Park City Authority(w)                       5.500      11/01/2026           2,026,520
---------------------------------------------------------------------------------------------------------------------
        730,000      Battery Park City Authority                         10.000      06/01/2023             733,672
---------------------------------------------------------------------------------------------------------------------
      1,400,000      Bayshore HDC                                         7.500      02/01/2023           1,442,028
---------------------------------------------------------------------------------------------------------------------
        415,000      Beacon IDA (Craig House)(a)                          9.000      07/01/2011             311,250
---------------------------------------------------------------------------------------------------------------------
        930,000      Bethany Retirement Home                              7.450      02/01/2024           1,040,447
---------------------------------------------------------------------------------------------------------------------
      1,065,000      Blauvelt Volunteer Fire Company                      6.250      10/15/2017           1,016,617
---------------------------------------------------------------------------------------------------------------------
         45,000      Bleeker Terrace HDC                                  8.350      07/01/2004              45,379
---------------------------------------------------------------------------------------------------------------------
        900,000      Bleeker Terrace HDC                                  8.750      07/01/2007             909,234
---------------------------------------------------------------------------------------------------------------------
        580,000      Brookhaven IDA (Brookhaven Memorial Hospital)        8.250      11/15/2030             588,213
---------------------------------------------------------------------------------------------------------------------
      6,965,000      Brookhaven IDA (Dowling College)                     6.750      03/01/2023           6,205,467
---------------------------------------------------------------------------------------------------------------------
        250,000      Brookhaven IDA (Farber)(a)                           3.562(v)   12/01/2002             249,875
---------------------------------------------------------------------------------------------------------------------
        490,000      Brookhaven IDA (Farber)(a)                           3.562(v)   12/01/2004             489,265
---------------------------------------------------------------------------------------------------------------------
        265,000      Brookhaven IDA (Interdisciplinary School)            8.500      12/01/2004             273,088
---------------------------------------------------------------------------------------------------------------------
      3,220,000      Brookhaven IDA (Interdisciplinary School)            9.500      12/01/2019           3,436,384

                        10 | ROCHESTER FUND MUNICIPALS

  Principal                                                                                             Market Value
     Amount                                                                   Coupon       Maturity       See Note 1
-----------------------------------------------------------------------------------------------------------------------
New York Continued

$ 1,250,000  Brookhaven IDA (St. Joseph's College)                             6.000%     12/01/2020      $ 1,291,637
-----------------------------------------------------------------------------------------------------------------------
  2,425,000  Brookhaven IDA (Stony Brook Foundation)                           6.500      11/01/2020        2,431,499
-----------------------------------------------------------------------------------------------------------------------
    940,000  Brookhaven IDA (TDS Realty)                                       6.550      12/01/2019          952,577
-----------------------------------------------------------------------------------------------------------------------
    600,000  Brookhaven IDA (United Baking Company)                            8.750      12/01/2011          598,980
-----------------------------------------------------------------------------------------------------------------------
  3,240,000  Brookhaven IDA (United Baking Company)                            8.750      12/01/2030        3,241,490
-----------------------------------------------------------------------------------------------------------------------
  3,615,000  Canandaigua Recreation Devel. Corp. (Roseland Water Park)(a)      8.750      11/01/2030        3,502,971
-----------------------------------------------------------------------------------------------------------------------
  3,185,000  Canandaigua Recreation Devel. Corp. (Roseland Water Park)(a)      8.750      11/01/2030        3,086,297
-----------------------------------------------------------------------------------------------------------------------
  3,295,000  Canandaigua Recreation Devel. Corp. (Roseland Water Park)(a)      8.750      11/01/2030        3,192,888
-----------------------------------------------------------------------------------------------------------------------
  4,715,000  Canandaigua Recreation Devel. Corp. (Roseland Water Park)(a)      8.750      11/01/2030          235,750
-----------------------------------------------------------------------------------------------------------------------
  1,000,000  Canton Human Services Initiatives                                 5.700      09/01/2024        1,000,330
-----------------------------------------------------------------------------------------------------------------------
  1,260,000  Canton Human Services Initiatives                                 5.750      09/01/2032        1,257,719
-----------------------------------------------------------------------------------------------------------------------
    600,000  Capital District Youth Center                                     6.000      02/01/2017          628,254
-----------------------------------------------------------------------------------------------------------------------
    500,000  Carnegie Redevelopment Corp.(a)                                   7.000      09/01/2021          506,595
-----------------------------------------------------------------------------------------------------------------------
  1,545,000  Cattaraugus County IDA (Cherry Creek)                             9.800      09/01/2010        1,579,314
-----------------------------------------------------------------------------------------------------------------------
    570,000  Cattaraugus County IDA
             (Jamestown Community College)                                     6.400      07/01/2019          597,668
-----------------------------------------------------------------------------------------------------------------------
  1,000,000  Cattaraugus County IDA
             (Jamestown Community College)                                     6.500      07/01/2030        1,048,460
-----------------------------------------------------------------------------------------------------------------------
  4,360,000  Cattaraugus County IDA (Olean General Hospital)                   5.250      08/01/2023        4,209,711
-----------------------------------------------------------------------------------------------------------------------
  1,465,000  Cattaraugus County IDA (St. Bonaventure University)               5.450      09/15/2019        1,451,258
-----------------------------------------------------------------------------------------------------------------------
  8,615,000  Cayuga County COP (Auburn Memorial Hospital)                      6.000      01/01/2021        8,934,875
-----------------------------------------------------------------------------------------------------------------------
  2,900,000  Chautauqua County IDA
             (Jamestown Community College)                                     5.250      08/01/2028        2,771,530
-----------------------------------------------------------------------------------------------------------------------
  1,310,000  Chautauqua County IDA (Jamestown Devel. Corp.)                    7.125      11/01/2008        1,366,225
-----------------------------------------------------------------------------------------------------------------------
  3,395,000  Chautauqua County IDA (Jamestown Devel. Corp.)                    7.125      11/01/2018        3,531,717
-----------------------------------------------------------------------------------------------------------------------
  2,500,000  Chautauqua County Tobacco Asset Securitization Corp.              6.750      07/01/2040        2,705,325
-----------------------------------------------------------------------------------------------------------------------
  8,700,000  Chemung County IDA (St. Joseph's Hospital)                        6.000      01/01/2013        7,977,813
-----------------------------------------------------------------------------------------------------------------------
  9,055,000  Chemung County IDA (St. Joseph's Hospital)                        6.350      01/01/2013        8,542,487
-----------------------------------------------------------------------------------------------------------------------
  4,910,000  Chemung County IDA (St. Joseph's Hospital)                        6.500      01/01/2019        4,508,607
-----------------------------------------------------------------------------------------------------------------------
  1,960,000  Clifton Springs Hospital & Clinic                                 7.650      01/01/2012        1,947,868
-----------------------------------------------------------------------------------------------------------------------
  3,470,000  Clifton Springs Hospital & Clinic                                 8.000      01/01/2020        3,438,076
-----------------------------------------------------------------------------------------------------------------------
     35,000  Cohoes GO                                                         6.200      03/15/2012           36,025
-----------------------------------------------------------------------------------------------------------------------
     25,000  Cohoes GO                                                         6.200      03/15/2013           25,584
-----------------------------------------------------------------------------------------------------------------------
     25,000  Cohoes GO                                                         6.250      03/15/2014           25,512
-----------------------------------------------------------------------------------------------------------------------
     25,000  Cohoes GO                                                         6.250      03/15/2015           25,366
-----------------------------------------------------------------------------------------------------------------------
     25,000  Cohoes GO                                                         6.250      03/15/2016           25,293
-----------------------------------------------------------------------------------------------------------------------
    375,000  Columbia County IDA (ARC)                                         7.750      06/01/2005          385,781
-----------------------------------------------------------------------------------------------------------------------
  2,650,000  Columbia County IDA (ARC)                                         8.650      06/01/2018        2,780,777
-----------------------------------------------------------------------------------------------------------------------
    335,000  Columbia County IDA (Berkshire Farms)                             6.900      12/15/2004          345,094
-----------------------------------------------------------------------------------------------------------------------
  1,855,000  Columbia County IDA (Berkshire Farms)                             7.500      12/15/2014        1,938,345
-----------------------------------------------------------------------------------------------------------------------
  3,500,000  Dutchess County IDA (Bard College)                                7.000      11/01/2017        3,704,120
-----------------------------------------------------------------------------------------------------------------------
  2,705,000  Dutchess County IDA (Vassar Brothers Hospital)                    6.500      04/01/2020        2,863,594
-----------------------------------------------------------------------------------------------------------------------
  5,595,000  Dutchess County IDA (Vassar Brothers Hospital)                    6.500      04/01/2030        5,931,259
-----------------------------------------------------------------------------------------------------------------------
  1,700,000  Dutchess County Res Rec (Solid Waste)                             6.800      01/01/2010(p)     1,817,283
-----------------------------------------------------------------------------------------------------------------------
  1,805,000  Dutchess County Res Rec (Solid Waste)                             7.000      01/01/2010(p)     1,925,646
-----------------------------------------------------------------------------------------------------------------------
  1,000,000  Dutchess County Water & Wastewater Authority                      0.000      06/01/2027          244,520

                         11 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

  Principal                                                                                             Market Value
     Amount                                                                   Coupon        Maturity      See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$ 3,350,000  East Rochester Hsg. Authority (Episcopal Senior Hsg.)             7.750%     10/01/2032    $  3,303,066
----------------------------------------------------------------------------------------------------------------------
  1,355,000  East Rochester Hsg. Authority (Gates Senior Hsg.)                 6.125      04/20/2043       1,429,566
----------------------------------------------------------------------------------------------------------------------
  1,400,000  East Rochester Hsg. Authority
             (Genesee Valley Nursing Home)                                     5.200      12/20/2024       1,363,194
----------------------------------------------------------------------------------------------------------------------
  2,000,000  East Rochester Hsg. Authority (Linden Knoll)                      5.350      02/01/2038       1,904,680
----------------------------------------------------------------------------------------------------------------------
  1,620,000  East Rochester Hsg. Authority (North Park Nursing Home)           5.200      10/20/2024       1,573,328
----------------------------------------------------------------------------------------------------------------------
  4,095,000  East Rochester Hsg. Authority (St. John's Meadows)                5.950      08/01/2027       4,158,841
----------------------------------------------------------------------------------------------------------------------
     25,000  Elmira HDC                                                        7.500      08/01/2007          25,248
----------------------------------------------------------------------------------------------------------------------
  3,210,000  Erie County IDA (Affordable Hospitality)(a)                       9.250      12/01/2015       2,809,745
----------------------------------------------------------------------------------------------------------------------
    945,000  Erie County IDA (Air Cargo)                                       8.250      10/01/2007         949,196
----------------------------------------------------------------------------------------------------------------------
  2,380,000  Erie County IDA (Air Cargo)                                       8.500      10/01/2015       2,447,901
----------------------------------------------------------------------------------------------------------------------
 44,000,000  Erie County IDA (Canfibre Lackawanna)(a,b,d)                      9.050      12/01/2025      15,400,000
----------------------------------------------------------------------------------------------------------------------
    575,000  Erie County IDA (DePaul Properties)                               5.750      09/01/2028         494,120
----------------------------------------------------------------------------------------------------------------------
  3,055,000  Erie County IDA (DePaul Properties)                               6.500      09/01/2018       2,889,388
----------------------------------------------------------------------------------------------------------------------
     25,000  Erie County IDA (Episcopal Church Home)                           5.875      02/01/2018          22,577
----------------------------------------------------------------------------------------------------------------------
  9,495,000  Erie County IDA (Episcopal Church Home)                           6.000      02/01/2028       8,383,895
----------------------------------------------------------------------------------------------------------------------
  3,230,000  Erie County IDA (Medaille College)                                8.000      12/30/2022       3,317,436
----------------------------------------------------------------------------------------------------------------------
  3,515,000  Erie County IDA (Medaille College)                                8.250      11/01/2026       3,556,688
----------------------------------------------------------------------------------------------------------------------
  2,655,000  Erie County IDA (Mercy Hospital)                                  6.250      06/01/2010       2,445,733
----------------------------------------------------------------------------------------------------------------------
    480,000  Erie County Tobacco Asset Securitization Corp.                    6.125      07/15/2030         498,235
----------------------------------------------------------------------------------------------------------------------
 21,785,000  Erie County Tobacco Asset Securitization Corp.                    6.250      07/15/2040      22,811,727
----------------------------------------------------------------------------------------------------------------------
 45,920,000  Erie County Tobacco Asset Securitization Corp.                    6.750      07/15/2040      49,271,701
----------------------------------------------------------------------------------------------------------------------
  1,850,000  Essex County IDA (International Paper Company)                    5.500      08/15/2022       1,746,474
----------------------------------------------------------------------------------------------------------------------
  2,300,000  Essex County IDA (International Paper Company)                    6.450      11/15/2023       2,376,061
----------------------------------------------------------------------------------------------------------------------
  5,000,000  Essex County IDA (Moses Ludington Nursing Home)                   6.375      02/01/2050       5,425,850
----------------------------------------------------------------------------------------------------------------------
    325,000  Essex County IDA (Moses Ludington Nursing Home)                   9.000      02/01/2008         328,347
----------------------------------------------------------------------------------------------------------------------
  5,680,000  Franklin County IDA (Adirondack Medical Center)                   5.500      12/01/2029       5,659,609
----------------------------------------------------------------------------------------------------------------------
  4,245,000  Franklin County SWMA                                              6.250      06/01/2015       4,330,155
----------------------------------------------------------------------------------------------------------------------
  2,300,000  Fulton County IDA (Nathan Littauer)                               7.000      11/01/2004       2,313,018
----------------------------------------------------------------------------------------------------------------------
    345,000  Geneva IDA (Finger Lakes Cerebral Palsy)                          8.250      11/01/2004         352,231
----------------------------------------------------------------------------------------------------------------------
  1,000,000  Geneva IDA (Finger Lakes Cerebral Palsy)                          8.500      11/01/2016       1,020,960
----------------------------------------------------------------------------------------------------------------------
    725,000  Glen Cove IDA (SLCD)                                              6.875      07/01/2008         707,034
----------------------------------------------------------------------------------------------------------------------
  3,775,000  Glen Cove IDA (SLCD)                                              7.375      07/01/2023       3,533,777
----------------------------------------------------------------------------------------------------------------------
 19,660,000  Glen Cove IDA (The Regency at Glen Cove)                          0.000      10/15/2019(p)    6,252,273
----------------------------------------------------------------------------------------------------------------------
  2,280,000  Glen Cove IDA (The Regency at Glen Cove)                          0.000      10/15/2019(p)      725,086
----------------------------------------------------------------------------------------------------------------------
  2,375,000  Grand Central BID (Grand Central District Management)             5.250      01/01/2022       2,321,824
----------------------------------------------------------------------------------------------------------------------
  2,795,000  Green Island Power Authority                                      6.000      12/15/2020       2,746,814
----------------------------------------------------------------------------------------------------------------------
  1,695,000  Green Island Power Authority                                      6.000      12/15/2025       1,621,403
----------------------------------------------------------------------------------------------------------------------
  1,935,000  Groton Community Health Care Center                               7.450      07/15/2021       2,169,483
----------------------------------------------------------------------------------------------------------------------
    715,000  Hamilton EHC (Hamilton Apartments)                               11.250      01/01/2015         736,536
----------------------------------------------------------------------------------------------------------------------
    430,000  Hempstead IDA (Dentaco Corp.)                                     7.250      11/01/2012         420,652
----------------------------------------------------------------------------------------------------------------------
  1,270,000  Hempstead IDA (Dentaco Corp.)                                     8.250      11/01/2025       1,232,065
----------------------------------------------------------------------------------------------------------------------
  5,710,000  Hempstead IDA (Engel Burman Senior Hsg.)                          6.250      11/01/2010       5,521,056
----------------------------------------------------------------------------------------------------------------------
 18,825,000  Hempstead IDA (Engel Burman Senior Hsg.)                          6.750      11/01/2024      17,979,946
----------------------------------------------------------------------------------------------------------------------
  3,940,000  Hempstead IDA (Franklin Hospital Medical Center)                  5.750      11/01/2008       3,727,752

                         12 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                          Market Value
      Amount                                                                  Coupon       Maturity     See Note 1
--------------------------------------------------------------------------------------------------------------------
New York Continued

$  9,375,000   Hempstead IDA (Franklin Hospital Medical Center)                6.375%    11/01/2018   $  8,374,687
--------------------------------------------------------------------------------------------------------------------
   5,700,000   Hempstead IDA (Hungry Harbor Associates)(w)                     8.000     05/01/2044      5,699,715
--------------------------------------------------------------------------------------------------------------------
   6,355,000   Hempstead IDA (South Shore YJCC)                                6.750     11/01/2024      5,848,761
--------------------------------------------------------------------------------------------------------------------
  12,995,000   Herkimer County IDA (Burrows Paper)(a)                          8.000     01/01/2009     12,460,126
--------------------------------------------------------------------------------------------------------------------
   1,285,000   Herkimer County IDA (College Foundation)                        6.400     11/01/2020      1,314,388
--------------------------------------------------------------------------------------------------------------------
   2,000,000   Herkimer County IDA (College Foundation)                        6.500     11/01/2030      2,034,780
--------------------------------------------------------------------------------------------------------------------
     385,000   Herkimer Hsg. Authority                                         7.150     03/01/2011        389,724
--------------------------------------------------------------------------------------------------------------------
      60,000   Hsg. NY Corp.                                                   5.500     11/01/2020         60,500
--------------------------------------------------------------------------------------------------------------------
     990,000   Hudson IDA (Have, Inc.)                                         8.125     12/01/2017        996,405
--------------------------------------------------------------------------------------------------------------------
     125,000   Huntington Hsg. Authority (GJSR)                                5.875     05/01/2019        111,706
--------------------------------------------------------------------------------------------------------------------
   1,000,000   Huntington Hsg. Authority (GJSR)                                6.000     05/01/2029        859,750
--------------------------------------------------------------------------------------------------------------------
   8,500,000   Huntington Hsg. Authority (GJSR)                                6.000     05/01/2039      7,173,830
--------------------------------------------------------------------------------------------------------------------
     905,000   Islip IDA (Leeway School)                                       9.000     08/01/2021        924,222
--------------------------------------------------------------------------------------------------------------------
      50,000   Islip IDA (WJL Realty)                                          7.800     03/01/2003         50,324
--------------------------------------------------------------------------------------------------------------------
     100,000   Islip IDA (WJL Realty)                                          7.850     03/01/2004        101,178
--------------------------------------------------------------------------------------------------------------------
     100,000   Islip IDA (WJL Realty)                                          7.900     03/01/2005        100,929
--------------------------------------------------------------------------------------------------------------------
     500,000   Islip IDA (WJL Realty)                                          7.950     03/01/2010        507,725
--------------------------------------------------------------------------------------------------------------------
   3,000,000   Kenmore Hsg. Authority (SUNY at Buffalo)                        5.500     08/01/2024      3,003,150
--------------------------------------------------------------------------------------------------------------------
   2,105,000   L.I. Power Authority                                            5.500     12/01/2029      2,121,419
--------------------------------------------------------------------------------------------------------------------
  21,000,000   L.I. Power Authority RITES(a)                                  14.458(f)  12/01/2022     19,203,660
--------------------------------------------------------------------------------------------------------------------
   2,915,000   L.I. Power Authority RITES(a)                                  15.000(f)  09/01/2028      2,778,869
--------------------------------------------------------------------------------------------------------------------
  13,000,000   L.I. Power Authority RITES(a)                                  15.958(f)  12/01/2029     13,602,680
--------------------------------------------------------------------------------------------------------------------
  11,250,000   L.I. Power Authority RITES(a)                                  16.450(f)  12/01/2029     11,771,550
--------------------------------------------------------------------------------------------------------------------
  17,120,000   L.I. Power Authority, Series A                                  5.125     12/01/2022     16,753,803
--------------------------------------------------------------------------------------------------------------------
  30,000,000   L.I. Power Authority, Series A                                  5.125     09/01/2029     28,633,500
--------------------------------------------------------------------------------------------------------------------
  15,000,000   L.I. Power Authority, Series A                                  5.250     12/01/2026     14,804,250
--------------------------------------------------------------------------------------------------------------------
  49,530,000   L.I. Power Authority, Series A                                  5.375     09/01/2025     49,263,529
--------------------------------------------------------------------------------------------------------------------
   2,255,000   L.I. Power Authority, Series A                                  5.500     12/01/2029      2,281,135
--------------------------------------------------------------------------------------------------------------------
  86,300,000   L.I. Power Authority, Series L                                  5.375     05/01/2033     85,299,783
--------------------------------------------------------------------------------------------------------------------
   2,650,000   Lockport HDC                                                    6.000     10/01/2018      2,589,553
--------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                     7.200     09/15/2005        111,359
--------------------------------------------------------------------------------------------------------------------
      75,000   Lowville GO                                                     7.200     09/15/2007         85,180
--------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                     7.200     09/15/2012        117,902
--------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                     7.200     09/15/2013        118,455
--------------------------------------------------------------------------------------------------------------------
     100,000   Lowville GO                                                     7.200     09/15/2014        119,036
--------------------------------------------------------------------------------------------------------------------
   5,350,000   Lyons Community Health Initiatives Corp.                        6.800     09/01/2024      5,671,963
--------------------------------------------------------------------------------------------------------------------
   4,525,000   Macleay Hsg. Corp. (Larchmont Woods)                            8.500     01/01/2031      4,849,035
--------------------------------------------------------------------------------------------------------------------
   1,290,000   Madison County IDA (Oneida Healthcare Center)                   5.300     02/01/2021      1,273,939
--------------------------------------------------------------------------------------------------------------------
   5,500,000   Madison County IDA (Oneida Healthcare Center)                   5.350     02/01/2031      5,400,230
--------------------------------------------------------------------------------------------------------------------
   1,805,000   Madison County IDA (Oneida Healthcare Center)                   6.100     07/01/2014(p)   1,980,284
--------------------------------------------------------------------------------------------------------------------
   2,480,000   Mechanicsville HDC                                              6.900     08/01/2022      2,486,498
--------------------------------------------------------------------------------------------------------------------
     150,000   Middleton IDA (Flanagan Design & Display)                       7.000     11/01/2006        144,432
--------------------------------------------------------------------------------------------------------------------
     690,000   Middleton IDA (Flanagan Design & Display)                       7.500     11/01/2018        629,011
--------------------------------------------------------------------------------------------------------------------
     905,000   Middleton IDA (Fleurchem, Inc.)(a)                              8.000     12/01/2016        899,416
--------------------------------------------------------------------------------------------------------------------
   3,955,000   Middletown IDA (Southwinds Retirement Home)                     6.375     03/01/2018      3,628,119

                         13 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                            Market Value
      Amount                                                                  Coupon       Maturity       See Note 1
----------------------------------------------------------------------------------------------------------------------
New York Continued

$  3,740,000   Middletown IDA (Southwinds Retirement Home)                     8.375%    03/01/2018(p)   $ 4,062,089
----------------------------------------------------------------------------------------------------------------------
     555,000   Middletown IDA (YMCA)                                           6.250     11/01/2009          523,243
----------------------------------------------------------------------------------------------------------------------
   1,255,000   Middletown IDA (YMCA)                                           7.000     11/01/2019        1,146,066
----------------------------------------------------------------------------------------------------------------------
     360,000   Monroe County COP                                               8.050     01/01/2011          368,892
----------------------------------------------------------------------------------------------------------------------
   4,260,000   Monroe County IDA (Al Sigl Center)                              6.600     12/15/2017        4,069,280
----------------------------------------------------------------------------------------------------------------------
   1,590,000   Monroe County IDA (Al Sigl Center)                              7.250     12/15/2015        1,608,205
----------------------------------------------------------------------------------------------------------------------
   3,145,000   Monroe County IDA (Brazill Merk)                                7.900     12/15/2014        3,226,393
----------------------------------------------------------------------------------------------------------------------
     900,000   Monroe County IDA (Canal Ponds)                                 7.000     06/15/2013          939,591
----------------------------------------------------------------------------------------------------------------------
      10,000   Monroe County IDA (Cohber Press)                                7.650     12/01/2002           10,073
----------------------------------------------------------------------------------------------------------------------
      10,000   Monroe County IDA (Cohber Press)                                7.700     12/01/2003           10,082
----------------------------------------------------------------------------------------------------------------------
     170,000   Monroe County IDA (Cohber Press)                                7.850     12/01/2009          171,962
----------------------------------------------------------------------------------------------------------------------
   1,965,000   Monroe County IDA (Collegiate Hsg. Foundation--RIT)             5.375     04/01/2029        1,878,304
----------------------------------------------------------------------------------------------------------------------
   1,835,714   Monroe County IDA (Cottrone Devel.)                             9.500     12/01/2010        1,887,666
----------------------------------------------------------------------------------------------------------------------
     950,000   Monroe County IDA (Dayton Rogers Manufacturing)                 6.100     12/01/2009          900,562
----------------------------------------------------------------------------------------------------------------------
   1,595,000   Monroe County IDA (DePaul Community Facilities)                 5.875     02/01/2028        1,401,814
----------------------------------------------------------------------------------------------------------------------
   5,750,000   Monroe County IDA (DePaul Community Facilities)                 5.950     08/01/2028        5,101,055
----------------------------------------------------------------------------------------------------------------------
     880,000   Monroe County IDA (DePaul Community Facilities)                 6.450     02/01/2014          953,357
----------------------------------------------------------------------------------------------------------------------
   1,285,000   Monroe County IDA (DePaul Community Facilities)                 6.500     02/01/2024        1,343,827
----------------------------------------------------------------------------------------------------------------------
   4,485,000   Monroe County IDA (DePaul Properties)                           6.150     09/01/2021        4,105,165
----------------------------------------------------------------------------------------------------------------------
      95,000   Monroe County IDA (DePaul Properties)                           8.300     09/01/2002           97,410
----------------------------------------------------------------------------------------------------------------------
  14,150,000   Monroe County IDA (Genesee Hospital)(a)                         7.000     11/01/2018        2,805,945
----------------------------------------------------------------------------------------------------------------------
   1,000,000   Monroe County IDA (Jewish Home)                                 6.875     04/01/2017        1,003,530
----------------------------------------------------------------------------------------------------------------------
   4,955,000   Monroe County IDA (Jewish Home)                                 6.875     04/01/2027        4,904,509
----------------------------------------------------------------------------------------------------------------------
     420,000   Monroe County IDA (Machine Tool Research)                       7.750     12/01/2006          415,548
----------------------------------------------------------------------------------------------------------------------
     600,000   Monroe County IDA (Machine Tool Research)                       8.000     12/01/2011          580,632
----------------------------------------------------------------------------------------------------------------------
     300,000   Monroe County IDA (Machine Tool Research)                       8.500     12/01/2013          293,664
----------------------------------------------------------------------------------------------------------------------
   1,165,000   Monroe County IDA (Melles Groit)                                9.500     12/01/2009        1,179,994
----------------------------------------------------------------------------------------------------------------------
   1,490,000   Monroe County IDA (Morrell/Morrell)                             7.000     12/01/2007        1,508,416
----------------------------------------------------------------------------------------------------------------------
   4,330,000   Monroe County IDA (Piano Works)                                 7.625     11/01/2016        4,520,910
----------------------------------------------------------------------------------------------------------------------
   1,000,000   Monroe County IDA (Southview Towers)                            6.125     02/01/2020        1,050,950
----------------------------------------------------------------------------------------------------------------------
   1,465,000   Monroe County IDA (St. John Fisher College)                     5.200     06/01/2019        1,445,618
----------------------------------------------------------------------------------------------------------------------
   2,190,000   Monroe County IDA (St. John Fisher College)                     5.250     06/01/2026        2,121,103
----------------------------------------------------------------------------------------------------------------------
   3,075,000   Monroe County IDA (St. John Fisher College)                     5.375     06/01/2024        3,012,085
----------------------------------------------------------------------------------------------------------------------
   1,215,000   Monroe County IDA (St. Joseph's Parking Garage)(a)              7.000     11/01/2008        1,180,798
----------------------------------------------------------------------------------------------------------------------
   4,345,000   Monroe County IDA (St. Joseph's Parking Garage)(a)              7.500     11/01/2022        4,114,889
----------------------------------------------------------------------------------------------------------------------
   7,420,000   Monroe County IDA (The Children's Beverage Group)(a,b,d)        8.750     11/01/2010          519,400
----------------------------------------------------------------------------------------------------------------------
     945,000   Monroe County IDA (Volunteers of America)                       5.700     08/01/2018          865,762
----------------------------------------------------------------------------------------------------------------------
   2,710,000   Monroe County IDA (Volunteers of America)                       5.750     08/01/2028        2,351,684
----------------------------------------------------------------------------------------------------------------------
      60,000   Monroe County IDA (West End Business)                           6.750     12/01/2004           60,206
----------------------------------------------------------------------------------------------------------------------
      35,000   Monroe County IDA (West End Business)                           6.750     12/01/2004           35,120
----------------------------------------------------------------------------------------------------------------------
     255,000   Monroe County IDA (West End Business)                           6.750     12/01/2004          255,877
----------------------------------------------------------------------------------------------------------------------
     345,000   Monroe County IDA (West End Business)                           8.000     12/01/2014          357,299
----------------------------------------------------------------------------------------------------------------------
     170,000   Monroe County IDA (West End Business)                           8.000     12/01/2014          176,060
----------------------------------------------------------------------------------------------------------------------
     515,000   Monroe County IDA (West End Business)                           8.000     12/01/2014          533,360
----------------------------------------------------------------------------------------------------------------------
   1,375,000   Monroe County IDA (West End Business)                           8.000     12/01/2014        1,424,019

                         14 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                     Market Value
      Amount                                                                            Coupon       Maturity      See Note 1
-------------------------------------------------------------------------------------------------------------------------------
New York Continued

$ 12,000,000  Monroe County IDA (Woodlawn Village)                                       8.550%     11/15/2032   $ 12,868,320
-------------------------------------------------------------------------------------------------------------------------------
  30,500,000  Monroe County Tobacco Asset Securitization Corp.                           6.375      06/01/2035     32,198,545
-------------------------------------------------------------------------------------------------------------------------------
  13,740,000  Monroe County Tobacco Asset Securitization Corp.                           6.625      06/01/2042     14,732,990
-------------------------------------------------------------------------------------------------------------------------------
  10,000,000  Monroe County Tobacco Asset Securitization Corp. RITES(a)                 14.429(f)   06/01/2042     12,168,300
-------------------------------------------------------------------------------------------------------------------------------
     545,000  Monroe HDC (Multifamily Hsg.)                                              7.000      08/01/2021        561,372
-------------------------------------------------------------------------------------------------------------------------------
   5,860,000  Montgomery County IDA (ASMF)(a,b,d)                                        7.250      01/15/2019      3,721,100
-------------------------------------------------------------------------------------------------------------------------------
     865,000  Montgomery County IDA (New Dimensions in Living)                           8.900      05/01/2016        877,101
-------------------------------------------------------------------------------------------------------------------------------
   2,295,000  Mount Vernon IDA (Meadowview)                                              6.150      06/01/2019      2,085,237
-------------------------------------------------------------------------------------------------------------------------------
   2,500,000  Mount Vernon IDA (Meadowview)                                              6.200      06/01/2029      2,181,150
-------------------------------------------------------------------------------------------------------------------------------
  11,275,000  MTADedicated Tax Fund, Series A                                            5.000      11/15/2031     10,714,745
-------------------------------------------------------------------------------------------------------------------------------
  10,000,000  MTAIVRC(a)                                                                 8.938(f)   07/01/2011     11,142,600
-------------------------------------------------------------------------------------------------------------------------------
   9,400,000  MTAYCR(a)                                                                  9.070(f)   07/01/2013      9,470,218
-------------------------------------------------------------------------------------------------------------------------------
   3,000,000  MTAYCR(a)                                                                  9.070(f)   07/01/2022      3,011,250
-------------------------------------------------------------------------------------------------------------------------------
      50,000  MTA, Series J                                                              5.500      07/01/2022         50,094
-------------------------------------------------------------------------------------------------------------------------------
     802,824  Municipal Assistance Corp. for Troy, NY                                    0.000      07/15/2021        284,256
-------------------------------------------------------------------------------------------------------------------------------
   1,218,573  Municipal Assistance Corp. for Troy, NY                                    0.000      01/15/2022        417,702
-------------------------------------------------------------------------------------------------------------------------------
   2,725,000  Nassau County IDA (ACLD)                                                   8.125      10/01/2022      2,810,565
-------------------------------------------------------------------------------------------------------------------------------
   1,460,000  Nassau County IDA (ALIA--ACDS)                                             7.500      06/01/2015      1,497,799
-------------------------------------------------------------------------------------------------------------------------------
     465,000  Nassau County IDA (ALIA--ACLD)                                             7.500      06/01/2015        477,039
-------------------------------------------------------------------------------------------------------------------------------
   7,070,000  Nassau County IDA (ALIA--CSMR)                                             7.000      10/01/2016      6,905,552
-------------------------------------------------------------------------------------------------------------------------------
   2,315,000  Nassau County IDA (ALIA--CSMR)                                             7.500      06/01/2015      2,374,935
-------------------------------------------------------------------------------------------------------------------------------
   2,870,000  Nassau County IDA (ALIA--FREE)                                             7.500      06/01/2015      2,944,304
-------------------------------------------------------------------------------------------------------------------------------
   4,030,000  Nassau County IDA (ALIA--FREE)                                             8.150      06/01/2030      4,137,037
-------------------------------------------------------------------------------------------------------------------------------
     310,000  Nassau County IDA (ALIA--LVH)                                              7.500      06/01/2015        318,026
-------------------------------------------------------------------------------------------------------------------------------
     700,000  Nassau County IDA (CNGCS)                                                  7.500      06/01/2030        718,123
-------------------------------------------------------------------------------------------------------------------------------
   2,245,000  Nassau County IDA (CNGCS)                                                  8.150      06/01/2030      2,304,627
-------------------------------------------------------------------------------------------------------------------------------
   1,165,000  Nassau County IDA (Leo D. Bernstein & Sons)                                8.000      11/01/2010      1,161,214
-------------------------------------------------------------------------------------------------------------------------------
   6,060,000  Nassau County IDA (Leo D. Bernstein & Sons)                                8.875      11/01/2026      6,036,124
-------------------------------------------------------------------------------------------------------------------------------
   2,290,000  Nassau County IDA (North Shore CFGA)                                       6.750      05/01/2024      2,143,303
-------------------------------------------------------------------------------------------------------------------------------
     175,000  Nassau County IDA (RJS Scientific)                                         8.050      12/01/2005        180,162
-------------------------------------------------------------------------------------------------------------------------------
   2,700,000  Nassau County IDA (RJS Scientific)                                         9.050      12/01/2025      2,899,125
-------------------------------------------------------------------------------------------------------------------------------
   2,759,599  Nassau County IDA (Sharp International)(a,b,d)                             7.375      12/01/2007        257,195
-------------------------------------------------------------------------------------------------------------------------------
   1,752,587  Nassau County IDA (Sharp International)(a,b,d)                             7.375      12/01/2007        163,341
-------------------------------------------------------------------------------------------------------------------------------
   2,527,211  Nassau County IDA (Sharp International)(a,b,d)                             7.875      12/01/2012        235,536
-------------------------------------------------------------------------------------------------------------------------------
   1,597,662  Nassau County IDA (Sharp International)(a,b,d)                             7.875      12/01/2012        148,902
-------------------------------------------------------------------------------------------------------------------------------
   2,050,000  Nassau County IDA (United Cerebral Palsy)                                  6.250      11/01/2014      2,002,071
-------------------------------------------------------------------------------------------------------------------------------
  25,000,000  Nassau County IDA (Westbury Senior Living)                                 7.900      11/01/2031     24,913,500
-------------------------------------------------------------------------------------------------------------------------------
   4,375,000  Nassau County IFARITES(a)                                                 14.516(f)   11/15/2021      4,095,437
-------------------------------------------------------------------------------------------------------------------------------
   2,215,000  Nassau County Tobacco Settlement Corp.                                     6.250      07/15/2019      2,307,786
-------------------------------------------------------------------------------------------------------------------------------
   3,295,000  Nassau County Tobacco Settlement Corp.                                     6.250      07/15/2020      3,439,848
-------------------------------------------------------------------------------------------------------------------------------
   4,025,000  Nassau County Tobacco Settlement Corp.                                     6.250      07/15/2020      4,199,162
-------------------------------------------------------------------------------------------------------------------------------
   2,040,000  Nassau County Tobacco Settlement Corp.                                     6.250      07/15/2021      2,128,271
-------------------------------------------------------------------------------------------------------------------------------
   4,900,000  Nassau County Tobacco Settlement Corp.                                     6.300      07/15/2021      5,128,438
-------------------------------------------------------------------------------------------------------------------------------
   1,320,000  Nassau County Tobacco Settlement Corp.                                     6.300      07/15/2022      1,381,538
-------------------------------------------------------------------------------------------------------------------------------
  35,385,000  Nassau County Tobacco Settlement Corp.                                     6.400      07/15/2033     37,272,436

                         15 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                     Market Value
      Amount                                                                              Coupon      Maturity     See Note 1
===============================================================================================================================
New York Continued

$ 22,570,000  Nassau County Tobacco Settlement Corp.                                       6.500%   07/15/2027   $ 23,925,328
-------------------------------------------------------------------------------------------------------------------------------
  35,185,000  Nassau County Tobacco Settlement Corp.                                       6.600    07/15/2039     37,533,951
-------------------------------------------------------------------------------------------------------------------------------
      20,000  New Hartford HDC (Village Point)                                             7.375    01/01/2024         20,177
-------------------------------------------------------------------------------------------------------------------------------
  13,010,000  New Rochelle IDA (College of New Rochelle)                                   5.250    07/01/2027     12,463,840
-------------------------------------------------------------------------------------------------------------------------------
   6,500,000  New Rochelle IDA (College of New Rochelle)                                   5.500    07/01/2019      6,569,485
-------------------------------------------------------------------------------------------------------------------------------
   4,950,000  Newark--Wayne Community Hospital                                             5.875    01/15/2033      5,026,725
-------------------------------------------------------------------------------------------------------------------------------
   2,890,000  Newark--Wayne Community Hospital                                             7.600    09/01/2015      2,802,866
-------------------------------------------------------------------------------------------------------------------------------
   1,500,000  Niagara County IDA (Niagara University)                                      5.350    11/01/2023      1,453,875
-------------------------------------------------------------------------------------------------------------------------------
   5,400,000  Niagara County IDA (Niagara University)                                      5.400    11/01/2031      5,187,186
-------------------------------------------------------------------------------------------------------------------------------
   1,900,000  Niagara County IDA (Sevenson Hotel)                                          6.600    05/01/2007      1,900,969
-------------------------------------------------------------------------------------------------------------------------------
   3,000,000  Niagara County IDA (Solid Waste Disposal)                                    5.550    11/15/2024      3,033,960
-------------------------------------------------------------------------------------------------------------------------------
   6,500,000  Niagara County IDA (Solid Waste Disposal)                                    5.625    11/15/2024      6,667,050
-------------------------------------------------------------------------------------------------------------------------------
     125,000  Niagara County Tobacco Asset Securitization Corp.                            6.250    05/15/2034        130,621
-------------------------------------------------------------------------------------------------------------------------------
   5,045,000  Niagara County Tobacco Asset Securitization Corp.                            6.250    05/15/2040      5,264,357
-------------------------------------------------------------------------------------------------------------------------------
   1,700,000  Niagara Falls CSD COP (High School Facility)                                 5.375    06/15/2028      1,620,474
-------------------------------------------------------------------------------------------------------------------------------
     750,000  Niagara Falls CSD COP (High School Facility)                                 6.625    06/15/2028        801,277
-------------------------------------------------------------------------------------------------------------------------------
     715,000  North Babylon Volunteer Fire Company                                         5.750    08/01/2022        728,285
-------------------------------------------------------------------------------------------------------------------------------
   1,555,000  North Country Devel. Authority (Clarkson University)                         5.500    07/01/2019      1,556,710
-------------------------------------------------------------------------------------------------------------------------------
   3,145,000  North Country Devel. Authority (Clarkson University)                         5.500    07/01/2029      3,077,382
-------------------------------------------------------------------------------------------------------------------------------
     585,000  North Tonawanda HDC (Bishop Gibbons Associates)                              6.800    12/15/2007        616,186
-------------------------------------------------------------------------------------------------------------------------------
   3,295,000  North Tonawanda HDC (Bishop Gibbons Associates)                              7.375    12/15/2021      3,706,150
-------------------------------------------------------------------------------------------------------------------------------
      25,000  Nunda GO                                                                     8.000    05/01/2010         30,680
-------------------------------------------------------------------------------------------------------------------------------
  20,000,000  NY Convention Center COP (Yale Building Acquisition)                         6.500    12/01/2004     20,492,800
-------------------------------------------------------------------------------------------------------------------------------
  17,765,000  NY Counties Tobacco Trust I (TASC)                                           6.500    06/01/2035     18,941,754
-------------------------------------------------------------------------------------------------------------------------------
  59,090,000  NY Counties Tobacco Trust I (TASC)                                           6.625    06/01/2042     63,539,477
-------------------------------------------------------------------------------------------------------------------------------
   2,000,000  NY Counties Tobacco Trust II (TASC)                                          5.625    06/01/2035      1,990,920
-------------------------------------------------------------------------------------------------------------------------------
  34,250,000  NY Counties Tobacco Trust II (TASC)                                          5.750    06/01/2043     34,394,535
-------------------------------------------------------------------------------------------------------------------------------
     270,000  NYC GO                                                                       0.000    05/15/2011        168,831
-------------------------------------------------------------------------------------------------------------------------------
   4,990,000  NYC GO                                                                       0.000    11/15/2011      3,035,467
-------------------------------------------------------------------------------------------------------------------------------
     200,000  NYC GO                                                                       0.000    05/15/2012        117,372
-------------------------------------------------------------------------------------------------------------------------------
      40,000  NYC GO                                                                       0.000    10/01/2012         23,023
-------------------------------------------------------------------------------------------------------------------------------
     500,000  NYC GO                                                                       5.000    03/15/2018        481,940
-------------------------------------------------------------------------------------------------------------------------------
   2,975,000  NYC GO                                                                       5.000    08/01/2022      2,844,100
-------------------------------------------------------------------------------------------------------------------------------
   1,015,000  NYC GO                                                                       5.250    08/15/2023        987,443
-------------------------------------------------------------------------------------------------------------------------------
     500,000  NYC GO                                                                       5.250    08/01/2024        485,495
-------------------------------------------------------------------------------------------------------------------------------
  16,000,000  NYC GO(w)                                                                    5.375    12/01/2026     15,740,320
-------------------------------------------------------------------------------------------------------------------------------
      85,000  NYC GO                                                                       5.500    10/01/2018         85,492
-------------------------------------------------------------------------------------------------------------------------------
  11,000,000  NYC GO(w)                                                                    5.500    12/01/2031     10,975,360
-------------------------------------------------------------------------------------------------------------------------------
   6,770,000  NYC GO                                                                       5.500    11/15/2037      6,732,765
-------------------------------------------------------------------------------------------------------------------------------
      20,000  NYC GO                                                                       5.625    08/01/2016         21,038
-------------------------------------------------------------------------------------------------------------------------------
      35,000  NYC GO                                                                       5.750    02/01/2020         35,781
-------------------------------------------------------------------------------------------------------------------------------
   4,845,000  NYC GO                                                                       6.000    02/01/2011      5,107,018
-------------------------------------------------------------------------------------------------------------------------------
     397,000  NYC GO                                                                       6.500    08/01/2014        434,997
-------------------------------------------------------------------------------------------------------------------------------
   1,580,000  NYC GO                                                                       6.500    08/01/2015      1,682,811
-------------------------------------------------------------------------------------------------------------------------------
   1,580,000  NYC GO                                                                       6.625    08/01/2025      1,729,989

                         16 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                     Market Value
      Amount                                                                         Coupon        Maturity        See Note 1
-------------------------------------------------------------------------------------------------------------------------------
New York Continued

$      5,000  NYC GO                                                                  7.000%     02/01/2010      $      5,026
-------------------------------------------------------------------------------------------------------------------------------
  15,000,000  NYC GO                                                                  7.000      10/01/2011        15,758,550
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.000      10/01/2012(p)          5,274
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.000      02/01/2018(p)          5,098
-------------------------------------------------------------------------------------------------------------------------------
      20,000  NYC GO                                                                  7.000      02/01/2018            20,384
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.000      02/01/2020(p)          5,098
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.000      02/01/2020(p)          5,233
-------------------------------------------------------------------------------------------------------------------------------
      85,000  NYC GO                                                                  7.100      02/01/2009            86,671
-------------------------------------------------------------------------------------------------------------------------------
     315,000  NYC GO                                                                  7.100      02/01/2010           321,193
-------------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                                  7.100      02/01/2011            10,196
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.250      08/15/2024             5,022
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.400      02/01/2002             5,022
-------------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                                  7.500      02/01/2016            15,307
-------------------------------------------------------------------------------------------------------------------------------
      10,000  NYC GO                                                                  7.500      02/01/2018            10,196
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  7.625      02/01/2014             5,103
-------------------------------------------------------------------------------------------------------------------------------
      15,000  NYC GO                                                                  7.750      08/15/2028            15,104
-------------------------------------------------------------------------------------------------------------------------------
       5,000  NYC GO                                                                  8.250      08/01/2014             5,105
-------------------------------------------------------------------------------------------------------------------------------
   1,750,000  NYC GO CAB                                                              0.000(v)   05/15/2014         1,707,667
-------------------------------------------------------------------------------------------------------------------------------
     500,000  NYC GO CAB                                                              0.000(v)   08/01/2014           473,020
-------------------------------------------------------------------------------------------------------------------------------
  16,387,000  NYC GO CARS                                                            10.245(f)   08/12/2010        17,288,285
-------------------------------------------------------------------------------------------------------------------------------
   8,387,000  NYC GO CARS                                                            10.245(f)   09/01/2011         8,848,285
-------------------------------------------------------------------------------------------------------------------------------
     100,000  NYC GO DIAMONDS                                                         0.000(v)   08/01/2025            74,673
-------------------------------------------------------------------------------------------------------------------------------
   4,200,000  NYC GO RIBS                                                             9.360(f)   07/29/2010         4,583,250
-------------------------------------------------------------------------------------------------------------------------------
   5,400,000  NYC GO RIBS                                                             9.458(f)   08/22/2013         5,859,000
-------------------------------------------------------------------------------------------------------------------------------
   3,050,000  NYC GO RIBS                                                             9.458(f)   08/01/2015         3,267,312
-------------------------------------------------------------------------------------------------------------------------------
  13,150,000  NYC GO RIBS                                                            10.085(f)   08/01/2013        14,514,312
-------------------------------------------------------------------------------------------------------------------------------
     290,279  NYC HDC (Albert Einstein Staff Hsg.)(c)                                 6.500      12/15/2017           305,159
-------------------------------------------------------------------------------------------------------------------------------
   1,375,884  NYC HDC (Atlantic Plaza Towers)                                         7.034      02/15/2019         1,446,371
-------------------------------------------------------------------------------------------------------------------------------
   1,045,000  NYC HDC (Barclay Avenue)                                                6.450      04/01/2017         1,091,408
-------------------------------------------------------------------------------------------------------------------------------
   4,055,000  NYC HDC (Barclay Avenue)                                                6.600      04/01/2033         4,216,105
-------------------------------------------------------------------------------------------------------------------------------
     341,534  NYC HDC (Bay Towers)                                                    6.500      08/15/2017           358,980
-------------------------------------------------------------------------------------------------------------------------------
   2,553,119  NYC HDC (Boulevard Towers)                                              6.500      08/15/2017         2,683,150
-------------------------------------------------------------------------------------------------------------------------------
     435,420  NYC HDC (Bridgeview III)                                                6.500      12/15/2017           457,662
-------------------------------------------------------------------------------------------------------------------------------
     462,463  NYC HDC (Cadman Plaza North)                                            7.000      12/15/2018           485,841
-------------------------------------------------------------------------------------------------------------------------------
   1,203,571  NYC HDC (Cadman Towers)                                                 6.500      11/15/2018         1,264,977
-------------------------------------------------------------------------------------------------------------------------------
     172,911  NYC HDC (Candia House)                                                  6.500      06/15/2018           181,706
-------------------------------------------------------------------------------------------------------------------------------
   3,312,380  NYC HDC (Clinton Towers)                                                6.500      07/15/2017         3,481,080
-------------------------------------------------------------------------------------------------------------------------------
     283,989  NYC HDC (Contello III)                                                  7.000      12/15/2018           298,546
-------------------------------------------------------------------------------------------------------------------------------
   1,361,729  NYC HDC (Cooper Gramercy)                                               6.500      08/15/2017         1,431,082
-------------------------------------------------------------------------------------------------------------------------------
   1,038,988  NYC HDC (Court Plaza)                                                   6.500      08/15/2017         1,092,060
-------------------------------------------------------------------------------------------------------------------------------
   1,583,371  NYC HDC (Crown Gardens)                                                 7.250      01/15/2019         1,665,105
-------------------------------------------------------------------------------------------------------------------------------
   3,333,342  NYC HDC (East Midtown Plaza)                                            6.500      11/15/2018         3,503,409
-------------------------------------------------------------------------------------------------------------------------------
   3,216,055  NYC HDC (Esplanade Gardens)                                             7.000      01/15/2019         3,381,297
-------------------------------------------------------------------------------------------------------------------------------
      76,963  NYC HDC (Essex Terrace)                                                 6.500      07/15/2018            80,878
-------------------------------------------------------------------------------------------------------------------------------
     467,491  NYC HDC (Forest Park Crescent)                                          6.500      12/15/2017           491,301

                         17 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

   Principal                                                                                                     Market Value
      Amount                                                                            Coupon        Maturity     See Note 1
-------------------------------------------------------------------------------------------------------------------------------
New York Continued

$  1,534,170  NYC HDC (Gouverneur Gardens)                                               7.034%     02/15/2019   $  1,613,042
-------------------------------------------------------------------------------------------------------------------------------
     336,596  NYC HDC (Heywood Towers)                                                   6.500      10/15/2017        353,739
-------------------------------------------------------------------------------------------------------------------------------
   3,797,892  NYC HDC (Hudsonview Terrace)                                               6.500      09/15/2017      3,991,319
-------------------------------------------------------------------------------------------------------------------------------
   1,071,675  NYC HDC (Janel Towers)                                                     6.500      09/15/2017      1,126,417
-------------------------------------------------------------------------------------------------------------------------------
     374,558  NYC HDC (Kingsbridge Arms)                                                 6.500      08/15/2017        393,691
-------------------------------------------------------------------------------------------------------------------------------
     213,211  NYC HDC (Kingsbridge Arms)                                                 6.500      11/15/2018        224,055
-------------------------------------------------------------------------------------------------------------------------------
   1,151,854  NYC HDC (Leader House)                                                     6.500      03/15/2018      1,210,438
-------------------------------------------------------------------------------------------------------------------------------
   1,616,412  NYC HDC (Lincoln--Amsterdam)                                               7.250      11/15/2018      1,698,139
-------------------------------------------------------------------------------------------------------------------------------
     190,729  NYC HDC (Middagh St. Studio Apartments)                                    6.500      01/15/2018        200,430
-------------------------------------------------------------------------------------------------------------------------------
   2,481,335  NYC HDC (Montefiore Hospital Hsg. Sec. II)                                 6.500      10/15/2017      2,607,710
-------------------------------------------------------------------------------------------------------------------------------
  10,470,000  NYC HDC (Multifamily Hsg.), Series A                                       5.600      11/01/2042     10,511,461
-------------------------------------------------------------------------------------------------------------------------------
     100,000  NYC HDC (Multifamily Hsg.), Series A                                       5.850      05/01/2025        101,020
-------------------------------------------------------------------------------------------------------------------------------
  38,880,000  NYC HDC (Multifamily Hsg.), Series A                                       6.600      04/01/2030     40,275,014
-------------------------------------------------------------------------------------------------------------------------------
     775,000  NYC HDC (Multifamily Hsg.), Series C                                       5.700      05/01/2031        783,936
-------------------------------------------------------------------------------------------------------------------------------
     812,278  NYC HDC (New Amsterdam House)                                              6.500      08/15/2018        853,591
-------------------------------------------------------------------------------------------------------------------------------
     830,330  NYC HDC (New Amsterdam House)                                              6.500      08/15/2018        831,451
-------------------------------------------------------------------------------------------------------------------------------
   1,004,335  NYC HDC (Riverbend)                                                        6.500      11/15/2018      1,055,577
-------------------------------------------------------------------------------------------------------------------------------
   6,220,822  NYC HDC (Riverside Park Community)                                         7.250      11/15/2018      6,542,252
-------------------------------------------------------------------------------------------------------------------------------
     439,539  NYC HDC (RNA House)                                                        7.000      12/15/2018        462,145
-------------------------------------------------------------------------------------------------------------------------------
     627,368  NYC HDC (Robert Fulton Terrace)                                            6.500      12/15/2017        659,414
-------------------------------------------------------------------------------------------------------------------------------
     229,585  NYC HDC (Rosalie Manning Apartments)                                       7.034      11/15/2018        241,361
-------------------------------------------------------------------------------------------------------------------------------
     610,824  NYC HDC (Scott Tower)                                                      7.000      12/15/2018        642,136
-------------------------------------------------------------------------------------------------------------------------------
     837,879  NYC HDC (Seaview Towers)                                                   6.500      01/15/2018        880,494
-------------------------------------------------------------------------------------------------------------------------------
   1,558,353  NYC HDC (Sky View Towers)                                                  6.500      11/15/2018      1,637,611
-------------------------------------------------------------------------------------------------------------------------------
     345,512  NYC HDC (St. Martin Tower)                                                 6.500      11/15/2018        363,141
-------------------------------------------------------------------------------------------------------------------------------
   1,594,880  NYC HDC (Stevenson Commons)                                                6.500      05/15/2018      1,675,996
-------------------------------------------------------------------------------------------------------------------------------
     455,801  NYC HDC (Strycker's Bay Apartments)                                        7.034      11/15/2018        474,813
-------------------------------------------------------------------------------------------------------------------------------
   1,594,795  NYC HDC (Tivoli Towers)                                                    6.500      01/15/2018      1,675,652
-------------------------------------------------------------------------------------------------------------------------------
     216,635  NYC HDC (Town House West)                                                  6.500      01/15/2018        227,593
-------------------------------------------------------------------------------------------------------------------------------
     333,051  NYC HDC (Tri--Faith House)                                                 7.000      01/15/2019        350,107
-------------------------------------------------------------------------------------------------------------------------------
   1,409,462  NYC HDC (University River View)                                            6.500      08/15/2017      1,481,458
-------------------------------------------------------------------------------------------------------------------------------
     424,422  NYC HDC (Washington Square Southeast)                                      7.500      01/15/2019        445,877
-------------------------------------------------------------------------------------------------------------------------------
     382,266  NYC HDC (West Side Manor)                                                  6.500      11/15/2018        401,709
-------------------------------------------------------------------------------------------------------------------------------
   4,027,383  NYC HDC (West Village)                                                     6.500      11/15/2013      4,233,787
-------------------------------------------------------------------------------------------------------------------------------
     243,511  NYC HDC (Westview Apartments)                                              6.500      10/15/2017        255,950
-------------------------------------------------------------------------------------------------------------------------------
     566,582  NYC HDC (Woodstock Terrace)                                                7.034      02/15/2019        595,614
-------------------------------------------------------------------------------------------------------------------------------
   5,205,000  NYC HDC, Series B                                                          5.875      11/01/2018      5,289,633
-------------------------------------------------------------------------------------------------------------------------------
  27,600,000  NYC Health & Hospital Corp.                                                5.250      02/15/2017     27,048,552
-------------------------------------------------------------------------------------------------------------------------------
      25,000  NYC Health & Hospital Corp.                                                5.750      02/15/2022         25,357
-------------------------------------------------------------------------------------------------------------------------------
  26,500,000  NYC Health & Hospital Corp. LEVRRS                                         9.322(f)   02/15/2011     28,222,500
-------------------------------------------------------------------------------------------------------------------------------
   5,875,000  NYC Health & Hospital Corp. RITES(a)                                      14.131(f)   02/15/2020      5,178,812
-------------------------------------------------------------------------------------------------------------------------------
   1,275,000  NYC IDA (A Very Special Place)                                             5.750      01/01/2029        988,201
-------------------------------------------------------------------------------------------------------------------------------
   3,600,000  NYC IDA (Acme Architectural Products)                                      6.375      11/01/2019      3,241,044
-------------------------------------------------------------------------------------------------------------------------------
   1,155,000  NYC IDA (Ahava Dairy Manufacturing Corp.)                                  8.000      11/01/2010      1,133,401
-------------------------------------------------------------------------------------------------------------------------------
   5,985,000  NYC IDA (Ahava Dairy Manufacturing Corp.)                                  8.500      11/01/2026      5,789,171

                         18 | ROCHESTER FUND MUNICIPALS

   Principal                                                                                                    Market Value
      Amount                                                                        Coupon       Maturity         See Note 1
------------------------------------------------------------------------------------------------------------------------------
New York Continued

$ 18,700,000   NYC IDA (Airis JFK I/JFK International Airport)                       5.500%    07/01/2028      $  16,266,569
------------------------------------------------------------------------------------------------------------------------------
  20,745,000   NYC IDA (Airis JFK I/JFK International Aiport)                        6.000     07/01/2027         19,510,465
------------------------------------------------------------------------------------------------------------------------------
   1,035,000   NYC IDA (ALARealty)                                                   7.500     12/01/2010          1,090,310
------------------------------------------------------------------------------------------------------------------------------
   1,450,000   NYC IDA (ALARealty)                                                   8.375     12/01/2015          1,567,319
------------------------------------------------------------------------------------------------------------------------------
     580,000   NYC IDA (A-Lite Vertical Products)                                    6.750     11/01/2009            546,517
------------------------------------------------------------------------------------------------------------------------------
   1,330,000   NYC IDA (A-Lite Vertical Products)                                    7.500     11/01/2019          1,254,762
------------------------------------------------------------------------------------------------------------------------------
     395,000   NYC IDA (Allied Metal)                                                6.375     12/01/2014            370,285
------------------------------------------------------------------------------------------------------------------------------
     940,000   NYC IDA (Allied Metal)                                                7.125     12/01/2027            879,624
------------------------------------------------------------------------------------------------------------------------------
     855,000   NYC IDA (Alrue Import Corp.)                                          8.000     11/01/2011            852,170
------------------------------------------------------------------------------------------------------------------------------
   3,845,000   NYC IDA (Alrue Import Corp.)                                          8.875     02/01/2026          3,855,843
------------------------------------------------------------------------------------------------------------------------------
   3,450,000   NYC IDA (Amboy Properties)                                            6.750     06/01/2020          3,256,213
------------------------------------------------------------------------------------------------------------------------------
   2,595,000   NYC IDA (American Airlines)                                           5.400     07/01/2019          1,939,659
------------------------------------------------------------------------------------------------------------------------------
  36,860,000   NYC IDA (American Airlines)                                           5.400     07/01/2020         27,316,209
------------------------------------------------------------------------------------------------------------------------------
  35,575,000   NYC IDA (American Airlines)                                           6.900     08/01/2024         31,211,370
------------------------------------------------------------------------------------------------------------------------------
   1,070,000   NYC IDA (Amplaco Group)(a)                                            7.250     11/01/2008          1,052,345
------------------------------------------------------------------------------------------------------------------------------
   2,645,000   NYC IDA (Amplaco Group)(a)                                            8.125     11/01/2018          2,601,357
------------------------------------------------------------------------------------------------------------------------------
   1,295,000   NYC IDA (Atlantic Paste & Glue Company)                               6.000     11/01/2007          1,235,780
------------------------------------------------------------------------------------------------------------------------------
   4,620,000   NYC IDA (Atlantic Paste & Glue Company)                               6.625     11/01/2019          4,204,292
------------------------------------------------------------------------------------------------------------------------------
   1,160,000   NYC IDA (Atlantic Veal & Lamb)                                        8.375     12/01/2016          1,209,544
------------------------------------------------------------------------------------------------------------------------------
     785,000   NYC IDA (Baco Enterprises)                                            7.500     11/01/2011            778,006
------------------------------------------------------------------------------------------------------------------------------
   1,685,000   NYC IDA (Baco Enterprises)                                            8.500     11/01/2021          1,665,774
------------------------------------------------------------------------------------------------------------------------------
     415,000   NYC IDA (Bark Frameworks)                                             6.000     11/01/2007            397,549
------------------------------------------------------------------------------------------------------------------------------
   1,500,000   NYC IDA (Bark Frameworks)                                             6.750     11/01/2019          1,380,495
------------------------------------------------------------------------------------------------------------------------------
  11,480,000   NYC IDA (Berkeley Carroll School)                                     6.100     11/01/2028         10,163,588
------------------------------------------------------------------------------------------------------------------------------
  34,895,000   NYC IDA (British Airways)                                             5.250     12/01/2032         26,676,530
------------------------------------------------------------------------------------------------------------------------------
      45,000   NYC IDA (Brooklyn Heights Montessori School)                          8.400     9/01/2002              45,092
------------------------------------------------------------------------------------------------------------------------------
   3,075,000   NYC IDA (Brooklyn Heights Montessori School)                          8.500     1/01/2027           3,289,573
------------------------------------------------------------------------------------------------------------------------------
     660,000   NYC IDA (Brooklyn Heights Montessori School)                          8.900     9/01/2011             680,592
------------------------------------------------------------------------------------------------------------------------------
   1,690,000   NYC IDA (Brooklyn Heights Montessori School)                          9.200     9/01/2021           1,778,133
------------------------------------------------------------------------------------------------------------------------------
  66,630,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                    5.650     0/01/2028          64,136,039
------------------------------------------------------------------------------------------------------------------------------
 118,870,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                    5.750     0/01/2036         115,552,338
------------------------------------------------------------------------------------------------------------------------------
     100,000   NYC IDA (Brooklyn Navy Yard Cogeneration Partners)                    6.200     0/01/2022             103,067
------------------------------------------------------------------------------------------------------------------------------
     415,000   NYC IDA (Cellini Furniture Crafters)(a)                               6.625     1/01/2009             380,078
------------------------------------------------------------------------------------------------------------------------------
     885,000   NYC IDA (Cellini Furniture Crafters)(a)                               7.125     1/01/2019             795,465
------------------------------------------------------------------------------------------------------------------------------
   2,235,000   NYC IDA (Chardan Corp.)                                               7.750     1/01/2020           2,209,119
------------------------------------------------------------------------------------------------------------------------------
   1,230,000   NYC IDA (CNC Associates NY)                                           6.500     1/01/2007           1,201,698
------------------------------------------------------------------------------------------------------------------------------
   4,685,000   NYC IDA (CNC Associates NY)                                           7.500     1/01/2019           4,524,632
------------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYC IDA (College of Aeronautics)                                      5.450     5/01/2018           2,372,075
------------------------------------------------------------------------------------------------------------------------------
   9,590,000   NYC IDA (College of Aeronautics)                                      5.500     5/01/2028           8,822,033
------------------------------------------------------------------------------------------------------------------------------
   2,500,000   NYC IDA (College of New Rochelle)                                     5.750     9/01/2017           2,548,625
------------------------------------------------------------------------------------------------------------------------------
   2,900,000   NYC IDA (College of New Rochelle)                                     5.800     9/01/2026           2,949,039
------------------------------------------------------------------------------------------------------------------------------
   3,260,000   NYC IDA (Community Hospital of Brooklyn)                              6.875     1/01/2010           3,141,401
------------------------------------------------------------------------------------------------------------------------------
   3,975,000   NYC IDA (Comprehensive Care Management)                               6.375     1/01/2028           3,652,627
------------------------------------------------------------------------------------------------------------------------------
   1,575,000   NYC IDA (Comprehensive Care Management)                               6.375     1/01/2028           1,447,504
------------------------------------------------------------------------------------------- ----------------------------------
   1,770,000  NYC IDA (Comprehensive Care Management)                                7.875    12/01/2016           1,941,955

                         19 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

  Principal                                                                                                    Market Value
     Amount                                                                            Coupon     Maturity       See Note 1
-----------------------------------------------------------------------------------------------------------------------------
New York Continued

$ 1,610,000  NYC IDA (Comprehensive Care Management)                                    8.000%  12/01/2011    $   1,709,417
-----------------------------------------------------------------------------------------------------------------------------
  8,090,000  NYC IDA (Crowne Plaza-LaGuardia)                                           6.000   11/01/2028        6,183,753
-----------------------------------------------------------------------------------------------------------------------------
  1,015,000  NYC IDA (Dioni)                                                            6.000   11/01/2007          972,116
-----------------------------------------------------------------------------------------------------------------------------
  3,600,000  NYC IDA (Dioni)                                                            6.625   11/01/2019        3,300,768
-----------------------------------------------------------------------------------------------------------------------------
  1,400,000  NYC IDA (Display Creations)                                                7.000   06/01/2008        1,434,048
-----------------------------------------------------------------------------------------------------------------------------
    195,000  NYC IDA (Eden II School)                                                   7.750   06/01/2004          198,139
-----------------------------------------------------------------------------------------------------------------------------
  2,505,000  NYC IDA (Eden II School)                                                   8.750   06/01/2019        2,617,249
-----------------------------------------------------------------------------------------------------------------------------
 10,055,000  NYC IDA (Elmhurst Parking Garage)                                          7.500   07/30/2003       10,569,514
-----------------------------------------------------------------------------------------------------------------------------
    910,000  NYC IDA (Excel Paint Applicators)(a)                                       8.250   11/01/2010          888,952
-----------------------------------------------------------------------------------------------------------------------------
  4,825,000  NYC IDA (Excel Paint Applicators)(a)                                       8.625   11/01/2026        4,650,866
-----------------------------------------------------------------------------------------------------------------------------
  5,000,000  NYC IDA (Field Hotel Associates/JFK International Airport)                 6.000   11/01/2028        3,821,850
-----------------------------------------------------------------------------------------------------------------------------
  7,315,000  NYC IDA (Friends Seminary School)                                          7.125   09/15/2031        7,822,295
-----------------------------------------------------------------------------------------------------------------------------
  3,280,000  NYC IDA (Gabrielli Truck Sales)                                            8.125   12/01/2017        3,364,919
-----------------------------------------------------------------------------------------------------------------------------
  2,075,000  NYC IDA (Gateway School of NY)                                             6.200   11/01/2012        1,960,377
-----------------------------------------------------------------------------------------------------------------------------
  2,265,000  NYC IDA (Gateway School of NY)                                             6.500   11/01/2019        2,116,348
-----------------------------------------------------------------------------------------------------------------------------
  2,175,000  NYC IDA (Good Shepherd Services)                                           5.875   06/01/2014        1,983,317
-----------------------------------------------------------------------------------------------------------------------------
  1,195,000  NYC IDA (Graphic Artists)                                                  8.250   12/30/2023        1,234,507
-----------------------------------------------------------------------------------------------------------------------------
    585,000  NYC IDA (Herbert G. Birch Childhood Project)                               7.375   02/01/2009          595,442
-----------------------------------------------------------------------------------------------------------------------------
  2,195,000  NYC IDA (Herbert G. Birch Childhood Project)                               8.375   02/01/2022        2,318,469
-----------------------------------------------------------------------------------------------------------------------------
    615,000  NYC IDA (HiTech Res Rec)                                                   9.250   08/01/2008          626,913
-----------------------------------------------------------------------------------------------------------------------------
  2,140,000  NYC IDA (House of Spices)                                                  9.250   10/15/2011        2,194,527
-----------------------------------------------------------------------------------------------------------------------------
  1,000,000  NYC IDA (Institute of International Education)                             5.250   09/01/2021          974,210
-----------------------------------------------------------------------------------------------------------------------------
  3,000,000  NYC IDA (Institute of International Education)                             5.250   09/01/2031        2,875,860
-----------------------------------------------------------------------------------------------------------------------------
  2,925,000  NYC IDA (Japan Airlines)                                                   6.000   11/01/2015        3,084,120
-----------------------------------------------------------------------------------------------------------------------------
  6,040,000  NYC IDA (JBFS)                                                             6.750   12/15/2012        6,132,291
-----------------------------------------------------------------------------------------------------------------------------
  1,605,000  NYC IDA (Julia Gray)                                                       7.500   11/01/2020        1,577,875
-----------------------------------------------------------------------------------------------------------------------------
    985,000  NYC IDA (Just Bagels Manufacturing)                                        8.500   11/01/2016          982,646
-----------------------------------------------------------------------------------------------------------------------------
  1,085,000  NYC IDA (Just Bagels Manufacturing)                                        8.750   11/01/2026        1,082,331
-----------------------------------------------------------------------------------------------------------------------------
  1,675,000  NYC IDA (Koenig Iron Works)                                                8.375   12/01/2025        1,756,237
-----------------------------------------------------------------------------------------------------------------------------
  2,050,000  NYC IDA (L&M Optical Disc)                                                 7.125   11/01/2010        2,078,208
-----------------------------------------------------------------------------------------------------------------------------
  3,025,000  NYC IDA (Little Red Schoolhouse)                                           6.750   11/01/2018        2,904,393
-----------------------------------------------------------------------------------------------------------------------------
    680,000  NYC IDA (Lucky Polyethylene Manufacturing Company)                         7.000   11/01/2009          655,799
-----------------------------------------------------------------------------------------------------------------------------
  2,995,000  NYC IDA (Lucky Polyethylene Manufacturing Company)                         7.800   11/01/2024        2,825,633
-----------------------------------------------------------------------------------------------------------------------------
  3,875,000  NYC IDA (Marymount School of NY)                                           5.250   09/01/2031        3,618,630
-----------------------------------------------------------------------------------------------------------------------------
 19,335,000  NYC IDA (MediSys Health Network)                                           6.250   03/15/2024       17,841,758
-----------------------------------------------------------------------------------------------------------------------------
  2,510,000  NYC IDA (Mesorah Publications)                                             6.450   02/01/2011        2,480,131
-----------------------------------------------------------------------------------------------------------------------------
  4,790,000  NYC IDA (Mesorah Publications)                                             6.950   02/01/2021        4,687,063
-----------------------------------------------------------------------------------------------------------------------------
  2,275,000  NYC IDA (Morrisons Pastry)                                                 6.500   11/01/2019        2,015,309
-----------------------------------------------------------------------------------------------------------------------------
  4,800,000  NYC IDA (Nekboh)                                                           9.625   05/01/2011        4,855,584
-----------------------------------------------------------------------------------------------------------------------------
  9,975,000  NYC IDA (Northwest Airlines)                                               6.000   06/01/2027        6,861,503
-----------------------------------------------------------------------------------------------------------------------------
    500,000  NYC IDA (NY Blood Center)                                                  7.200   05/01/2012(p)      548,440
-----------------------------------------------------------------------------------------------------------------------------
  3,000,000  NYC IDA (NY Blood Center)                                                  7.250   05/01/2022(p)     3,294,000
-----------------------------------------------------------------------------------------------------------------------------
    395,000  NYC IDA (NY Hostel Company)                                                6.750   01/01/2004          399,728
-----------------------------------------------------------------------------------------------------------------------------
  4,400,000  NYC IDA (NY Hostel Company)                                                7.600   01/01/2017        4,583,876
-----------------------------------------------------------------------------------------------------------------------------
    590,000  NYC IDA (NY Vanities & Manufacturing)                                      7.000   11/01/2009          566,831

                         20 | ROCHESTER FUND MUNICIPALS

  Principal                                                                                        Market Value
     Amount                                                            Coupon       Maturity         See Note 1
-----------------------------------------------------------------------------------------------------------------
New York Continued

$ 1,405,000   NYC IDA (NY Vanities & Manufacturing)                     7.500%    11/01/2019      $   1,325,519
-----------------------------------------------------------------------------------------------------------------
  1,880,000   NYC IDA (NYC Outward Bound Center)                        7.250     11/01/2010          1,910,174
-----------------------------------------------------------------------------------------------------------------
    765,000   NYC IDA (Paradise Products)                               7.125     11/01/2007            760,639
-----------------------------------------------------------------------------------------------------------------
  4,475,000   NYC IDA (Paradise Products)                               8.250     11/01/2022          4,588,083
-----------------------------------------------------------------------------------------------------------------
  1,225,000   NYC IDA (Petrocelli Electric)                             7.250     11/01/2007          1,231,921
-----------------------------------------------------------------------------------------------------------------
    350,000   NYC IDA (Petrocelli Electric)                             7.250     11/01/2008            352,149
-----------------------------------------------------------------------------------------------------------------
  3,780,000   NYC IDA (Petrocelli Electric)                             8.000     11/01/2017          3,864,218
-----------------------------------------------------------------------------------------------------------------
    940,000   NYC IDA (Petrocelli Electric)                             8.000     11/01/2018            962,551
-----------------------------------------------------------------------------------------------------------------
     40,000   NYC IDA (Polytechnic University)                          6.000     11/01/2020             41,136
-----------------------------------------------------------------------------------------------------------------
 14,200,000   NYC IDA (Polytechnic University)                          6.125     11/01/2030         14,589,080
-----------------------------------------------------------------------------------------------------------------
    500,000   NYC IDA (Pop Display)                                     6.750     12/30/2014            502,930
-----------------------------------------------------------------------------------------------------------------
  2,645,000   NYC IDA (Pop Display)                                     7.900     12/30/2014          2,673,989
-----------------------------------------------------------------------------------------------------------------
  2,240,000   NYC IDA (Precision Gear)                                  6.375     11/01/2024          2,038,938
-----------------------------------------------------------------------------------------------------------------
  1,910,000   NYC IDA (Precision Gear)                                  6.375     11/01/2024          1,738,558
-----------------------------------------------------------------------------------------------------------------
    930,000   NYC IDA (Precision Gear)                                  7.625     11/01/2024            920,812
-----------------------------------------------------------------------------------------------------------------
    815,000   NYC IDA (PRFF)                                            7.000     10/01/2016            833,223
-----------------------------------------------------------------------------------------------------------------
  1,395,000   NYC IDA (Priority Mailers)                                9.000     03/01/2010          1,425,174
-----------------------------------------------------------------------------------------------------------------
    710,000   NYC IDA (Promotional Slideguide)                          7.500     12/01/2010            751,918
-----------------------------------------------------------------------------------------------------------------
  1,065,000   NYC IDA (Promotional Slideguide)                          7.875     12/01/2015          1,132,958
-----------------------------------------------------------------------------------------------------------------
    630,000   NYC IDA (Psycho Therapy)(d)                               9.625     04/01/2010            633,263
-----------------------------------------------------------------------------------------------------------------
  3,385,000   NYC IDA (Riverdale Terrace Hsg. Devel. Fund)              6.250     11/01/2014          3,152,010
-----------------------------------------------------------------------------------------------------------------
  8,595,000   NYC IDA (Riverdale Terrace Hsg. Devel. Fund)              6.750     11/01/2028          7,833,827
-----------------------------------------------------------------------------------------------------------------
  1,835,000   NYC IDA (Sahadi Fine Foods)                               6.250     11/01/2009          1,765,398
-----------------------------------------------------------------------------------------------------------------
  4,085,000   NYC IDA (Sahadi Fine Foods)                               6.750     11/01/2019          3,882,915
-----------------------------------------------------------------------------------------------------------------
  4,430,000   NYC IDA (Sequins International)                           8.950     01/30/2016          4,536,586
-----------------------------------------------------------------------------------------------------------------
  3,650,000   NYC IDA (South Bronx Overall Economic Devel.)             8.625     12/01/2025          3,602,805
-----------------------------------------------------------------------------------------------------------------
  4,255,000   NYC IDA (Special Needs Facilities Pooled Program)         6.650     07/01/2023          3,742,741
-----------------------------------------------------------------------------------------------------------------
  1,770,000   NYC IDA (Special Needs Facilities Pooled Program)         7.125     08/01/2006          1,760,601
-----------------------------------------------------------------------------------------------------------------
  7,010,000   NYC IDA (Special Needs Facilities Pooled Program)         7.875     08/01/2025          6,933,801
-----------------------------------------------------------------------------------------------------------------
  5,115,000   NYC IDA (St. Bernard's School)                            7.000     12/01/2021          5,418,729
-----------------------------------------------------------------------------------------------------------------
     10,000   NYC IDA (Staten Island University Hospital)               6.375     07/01/2031              9,911
-----------------------------------------------------------------------------------------------------------------
  2,050,000   NYC IDA (Staten Island University Hospital)               6.375     07/01/2031          2,031,693
-----------------------------------------------------------------------------------------------------------------
    585,000   NYC IDA (Streamline Plastics)                             7.750     12/01/2015            594,237
-----------------------------------------------------------------------------------------------------------------
  1,275,000   NYC IDA (Streamline Plastics)                             8.125     12/01/2025          1,313,824
-----------------------------------------------------------------------------------------------------------------
     85,000   NYC IDA (Summit School)                                   7.250     12/01/2004             85,649
-----------------------------------------------------------------------------------------------------------------
  1,485,000   NYC IDA (Summit School)                                   8.250     12/01/2024          1,536,930
-----------------------------------------------------------------------------------------------------------------
    510,000   NYC IDA (Terminal One Group Association)                  6.000     01/01/2015            519,409
-----------------------------------------------------------------------------------------------------------------
 32,315,000   NYC IDA (Terminal One Group Association)                  6.000     01/01/2019         32,888,268
-----------------------------------------------------------------------------------------------------------------
    210,000   NYC IDA (Terminal One Group Association)                  6.100     01/01/2009            214,922
-----------------------------------------------------------------------------------------------------------------
 10,275,000   NYC IDA (Terminal One Group Association)                  6.125     01/01/2024         10,465,909
-----------------------------------------------------------------------------------------------------------------
    465,000   NYC IDA (Therapy & Learning Center)                       7.500     10/01/2011            456,658
-----------------------------------------------------------------------------------------------------------------
  3,735,000   NYC IDA (Therapy & Learning Center)                       8.250     10/01/2031          3,650,253
-----------------------------------------------------------------------------------------------------------------
    475,000   NYC IDA (THR Products Corp.)                              7.250     11/01/2010            470,483
-----------------------------------------------------------------------------------------------------------------
  1,085,000   NYC IDA (THR Products Corp.)                              8.250     11/01/2020          1,071,644
-----------------------------------------------------------------------------------------------------------------
 12,250,000   NYC IDA (Touro College)                                   6.350     06/01/2029         10,780,245

                         21 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

  Principal                                                                                      Market Value
     Amount                                                       Coupon        Maturity           See Note 1
---------------------------------------------------------------------------------------------------------------
New York Continued

$ 4,485,000        NYC IDA (Ulano)                                 6.900%     11/01/2019       $    4,298,110
---------------------------------------------------------------------------------------------------------------
  1,815,000        NYC IDA (Ultimate Display)(a)                   9.000      10/15/2011            1,841,263
---------------------------------------------------------------------------------------------------------------
 10,470,000        NYC IDA (United Air Lines)                      5.650      10/01/2032            5,227,357
---------------------------------------------------------------------------------------------------------------
  1,000,000        NYC IDA (United Nations School)                 6.350      12/01/2015            1,050,820
---------------------------------------------------------------------------------------------------------------
  1,720,000        NYC IDA (Urban Health Plan)                     6.250      09/15/2009            1,648,104
---------------------------------------------------------------------------------------------------------------
  9,830,000        NYC IDA (Urban Health Plan)                     7.050      09/15/2026            9,070,141
---------------------------------------------------------------------------------------------------------------
    175,000        NYC IDA (Utleys)                                6.625      11/01/2006              171,801
---------------------------------------------------------------------------------------------------------------
  1,335,000        NYC IDA (Utleys)                                7.375      11/01/2023            1,289,396
---------------------------------------------------------------------------------------------------------------
    950,000        NYC IDA (Van Blarcom Closures)                  7.125      11/01/2007              952,669
---------------------------------------------------------------------------------------------------------------
  2,965,000        NYC IDA (Van Blarcom Closures)                  8.000      11/01/2017            3,040,667
---------------------------------------------------------------------------------------------------------------
  1,045,000        NYC IDA (Visual Display)(a)                     7.250      11/01/2008              997,212
---------------------------------------------------------------------------------------------------------------
  2,280,000        NYC IDA (Visual Display)(a)                     8.325      11/01/2018            2,146,552
---------------------------------------------------------------------------------------------------------------
    900,000        NYC IDA (Visy Paper)                            7.550      01/01/2005              915,246
---------------------------------------------------------------------------------------------------------------
 10,500,000        NYC IDA (Visy Paper)                            7.800      01/01/2016           10,971,030
---------------------------------------------------------------------------------------------------------------
 34,750,000        NYC IDA (Visy Paper)                            7.950      01/01/2028           36,301,935
---------------------------------------------------------------------------------------------------------------
    715,000        NYC IDA (W & W Jewelers)                        7.250      02/01/2011              711,532
---------------------------------------------------------------------------------------------------------------
  1,555,000        NYC IDA (W & W Jewelers)                        8.250      02/01/2021            1,545,452
---------------------------------------------------------------------------------------------------------------
  5,260,000        NYC IDA (Westchester Square Medical Center)     8.000      11/01/2010            5,404,492
---------------------------------------------------------------------------------------------------------------
  6,160,000        NYC IDA (Westchester Square Medical Center)     8.375      11/01/2015            6,424,449
---------------------------------------------------------------------------------------------------------------
  1,660,000        NYC IDA (World Casing Corp.)                    6.700      11/01/2019            1,559,952
---------------------------------------------------------------------------------------------------------------
    530,000        NYC Municipal Water Finance Authority           0.000      06/15/2018              221,805
---------------------------------------------------------------------------------------------------------------
    530,000        NYC Municipal Water Finance Authority           0.000      06/15/2019              208,560
---------------------------------------------------------------------------------------------------------------
  6,030,000        NYC Municipal Water Finance Authority           0.000      06/15/2020            2,225,311
---------------------------------------------------------------------------------------------------------------
 19,100,000        NYC Municipal Water Finance Authority           5.000      06/15/2021           18,578,570
---------------------------------------------------------------------------------------------------------------
  6,500,000        NYC Municipal Water Finance Authority           5.000      06/15/2022            6,269,900
---------------------------------------------------------------------------------------------------------------
  9,600,000        NYC Municipal Water Finance Authority           5.000      06/15/2023            9,227,328
---------------------------------------------------------------------------------------------------------------
  2,450,000        NYC Municipal Water Finance Authority           5.000      06/15/2024            2,349,452
---------------------------------------------------------------------------------------------------------------
 17,585,000        NYC Municipal Water Finance Authority           5.000      06/15/2026           16,785,058
---------------------------------------------------------------------------------------------------------------
 37,190,000        NYC Municipal Water Finance Authority           5.000      06/15/2029           35,301,492
---------------------------------------------------------------------------------------------------------------
 11,725,000        NYC Municipal Water Finance Authority           5.000      06/15/2032           11,070,979
---------------------------------------------------------------------------------------------------------------
 31,410,000        NYC Municipal Water Finance Authority           5.000      06/15/2034           29,687,790
---------------------------------------------------------------------------------------------------------------
 14,225,000        NYC Municipal Water Finance Authority           5.125      06/15/2021           14,052,166
---------------------------------------------------------------------------------------------------------------
 20,000,000        NYC Municipal Water Finance Authority           5.125      06/15/2030           19,416,600
---------------------------------------------------------------------------------------------------------------
    795,000        NYC Municipal Water Finance Authority           5.125      06/15/2031              770,323
---------------------------------------------------------------------------------------------------------------
 44,850,000        NYC Municipal Water Finance Authority           5.125      06/15/2032           43,183,822
---------------------------------------------------------------------------------------------------------------
  6,325,000        NYC Municipal Water Finance Authority           5.125      06/15/2033            6,113,998
---------------------------------------------------------------------------------------------------------------
 24,470,000        NYC Municipal Water Finance Authority           5.250      06/15/2025           24,289,901
---------------------------------------------------------------------------------------------------------------
  2,160,000        NYC Municipal Water Finance Authority           5.375      06/15/2026            2,167,020
---------------------------------------------------------------------------------------------------------------
     75,000        NYC Municipal Water Finance Authority           5.500      06/15/2023               75,524
---------------------------------------------------------------------------------------------------------------
 12,565,000        NYC Municipal Water Finance Authority           5.500      06/15/2027           12,700,576
---------------------------------------------------------------------------------------------------------------
 69,200,000        NYC Municipal Water Finance Authority           5.500      06/15/2033           70,190,944
---------------------------------------------------------------------------------------------------------------
     40,000        NYC Municipal Water Finance Authority           5.750      06/15/2020(p)            43,250
---------------------------------------------------------------------------------------------------------------
  4,000,000        NYC Municipal Water Finance Authority CAB       0.000      06/15/2021            1,393,240
---------------------------------------------------------------------------------------------------------------
 12,500,000        NYC Municipal Water Finance Authority IRS       8.820(f)   06/15/2013           13,296,875
---------------------------------------------------------------------------------------------------------------
 30,000,000        NYC Municipal Water Finance Authority IVRC(a)  10.010(f)   06/15/2017           31,827,000

                         22 | ROCHESTER FUND MUNICIPALS

     Principal                                                                                  Market Value
        Amount                                                          Coupon        Maturity    See Note 1
-------------------------------------------------------------------------------------------------------------
New York Continued

 $  10,000,000  NYC Municipal Water Finance Authority LEVRRS             9.855%(f)  06/15/2019   $10,900,000
--------------------------------------------------------------------------------------------------------------
    14,425,000  NYC Municipal Water Finance Authority RITES(a)          13.912(f)   06/15/2026    11,800,227
--------------------------------------------------------------------------------------------------------------
     2,805,000  NYC Municipal Water Finance Authority RITES(a)          14.143(f)   06/15/2027     2,322,259
--------------------------------------------------------------------------------------------------------------
    18,240,000  NYC Municipal Water Finance Authority RITES(a)          14.631(f)   06/15/2030    16,112,122
--------------------------------------------------------------------------------------------------------------
     5,000,000  NYC Municipal Water Finance Authority RITES(a)          14.643(f)   06/15/2030     4,416,700
--------------------------------------------------------------------------------------------------------------
     4,030,000  NYC Municipal Water Finance Authority RITES(a)          14.643(f)   06/15/2030     3,559,860
--------------------------------------------------------------------------------------------------------------
     2,150,000  NYC TFA RITES(a)                                        14.131(f)   08/15/2027     1,742,704
--------------------------------------------------------------------------------------------------------------
    10,000,000  NYC TFA, Series B                                        4.750      11/15/2023     9,138,600
--------------------------------------------------------------------------------------------------------------
    25,795,000  NYC TFA, Series B                                        5.000      05/01/2030    24,465,784
--------------------------------------------------------------------------------------------------------------
    20,413,377  NYS Certificate of Lease(a)                              5.875      01/02/2023    20,388,881
--------------------------------------------------------------------------------------------------------------
       350,000  NYS DA (Augustana Lutheran Home)                         5.400      02/01/2031       344,183
--------------------------------------------------------------------------------------------------------------
     1,500,000  NYS DA (Augustana Lutheran Home)                         5.500      02/01/2041     1,482,090
--------------------------------------------------------------------------------------------------------------
        35,000  NYS DA (Bethel Springvale Home)                          6.000      02/01/2035        36,552
--------------------------------------------------------------------------------------------------------------
    14,360,000  NYS DA (Buena Vida Nursing Home)                         5.250      07/01/2028    13,920,584
--------------------------------------------------------------------------------------------------------------
    20,000,000  NYS DA (Catholic Health Services)                        6.000      07/01/2030    20,665,000
--------------------------------------------------------------------------------------------------------------
     8,435,000  NYS DA (Center for Nursing)                              5.550      08/01/2037     8,491,177
--------------------------------------------------------------------------------------------------------------
     1,100,000  NYS DA (Chapel Oaks)                                     5.375      07/01/2017     1,106,710
--------------------------------------------------------------------------------------------------------------
     2,855,000  NYS DA (Chapel Oaks)                                     5.450      07/01/2026     2,834,016
--------------------------------------------------------------------------------------------------------------
    11,390,000  NYS DA (City University)                                 5.250      07/01/2031    11,180,538
--------------------------------------------------------------------------------------------------------------
     2,500,000  NYS DA (Concord Nursing Home)                            6.500      07/01/2029     2,682,825
--------------------------------------------------------------------------------------------------------------
       525,000  NYS DA (Dept. of Health)                                 5.500      07/01/2021       529,714
--------------------------------------------------------------------------------------------------------------
     1,250,000  NYS DA (D'Youville College)                              5.250      07/01/2025     1,217,900
--------------------------------------------------------------------------------------------------------------
        20,000  NYS DA (Ellis Hospital)                                  5.600      08/01/2025        20,258
--------------------------------------------------------------------------------------------------------------
    16,970,000  NYS DA (FHA Insured Mtg.), Series B                      0.000      08/15/2040     1,538,330
--------------------------------------------------------------------------------------------------------------
     6,480,000  NYS DA (Frances Schervier Home & Hospital
                Obligated Group)                                         5.500      07/01/2027     6,427,318
--------------------------------------------------------------------------------------------------------------
     1,000,000  NYS DA (Grace Manor Health Care Facility)                6.150      07/01/2018     1,063,600
--------------------------------------------------------------------------------------------------------------
     2,000,000  NYS DA (Highland Hospital)                               5.450      08/01/2037     2,002,100
--------------------------------------------------------------------------------------------------------------
    12,180,000  NYS DA (Hospital for Special Surgery)                    5.000      02/01/2028    11,475,996
--------------------------------------------------------------------------------------------------------------
    10,600,000  NYS DA (Hospital for Special Surgery)                    5.000      02/01/2038     9,810,830
--------------------------------------------------------------------------------------------------------------
   140,510,000  NYS DA (Insured Hospital)                                0.000      08/15/2036    20,291,049
--------------------------------------------------------------------------------------------------------------
    38,650,000  NYS DA (Interfaith Medical Center)                       5.400      02/15/2028    38,083,391
--------------------------------------------------------------------------------------------------------------
     1,000,000  NYS DA (Jones Memorial Hospital)                         5.375      08/01/2034       988,880
--------------------------------------------------------------------------------------------------------------
        30,000  NYS DA (KMH Homes)                                       6.950      08/01/2031        30,695
--------------------------------------------------------------------------------------------------------------
     3,450,000  NYS DA (L.I. University)                                 5.125      09/01/2023     3,357,333
--------------------------------------------------------------------------------------------------------------
     1,400,000  NYS DA (L.I. University)                                 5.250      09/01/2028     1,371,944
--------------------------------------------------------------------------------------------------------------
        25,000  NYS DA (Lakeside Memorial Hospital)                      6.000      02/01/2021        26,092
--------------------------------------------------------------------------------------------------------------
     9,650,000  NYS DA (Lutheran Social Services of Upstate NY) RITES(a) 8.632(f)   02/01/2038     9,149,647
--------------------------------------------------------------------------------------------------------------
    23,300,000  NYS DA (Menorah Home & Hospital)                         5.150      08/01/2038    22,142,689
--------------------------------------------------------------------------------------------------------------
     3,115,000  NYS DA (Menorah Home & Hospital) RITES(a)               14.508(f)   08/01/2038     2,554,674
--------------------------------------------------------------------------------------------------------------
    11,240,000  NYS DA (Mental Health)                                   5.000      02/15/2028    10,664,962
--------------------------------------------------------------------------------------------------------------
     4,625,000  NYS DA (Mental Health) RITES(a)                         14.143(f)   02/15/2023     3,889,625
--------------------------------------------------------------------------------------------------------------
     3,465,000  NYS DA (Millard Hospital)                                5.375      02/01/2032     3,438,250
--------------------------------------------------------------------------------------------------------------
     3,180,000  NYS DA (Miriam Osborn Memorial Home Association)         6.375      07/01/2029     3,414,143
--------------------------------------------------------------------------------------------------------------
     2,430,000  NYS DA (Miriam Osborn Memorial Home Association)         6.875      07/01/2019     2,695,623

                         23 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

     Principal                                                                                  Market Value
        Amount                                                           Coupon       Maturity    See Note 1
--------------------------------------------------------------------------------------------------------------
 New York Continued

 $   6,860,000  NYS DA (Miriam Osborn Memorial Home Association)          6.875%    07/01/2025   $ 7,567,815
--------------------------------------------------------------------------------------------------------------
     9,500,000  NYS DA (Montefiore Medical Center)                        5.500     08/01/2038     9,559,280
--------------------------------------------------------------------------------------------------------------
     2,500,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.000     07/01/2013     2,603,750
--------------------------------------------------------------------------------------------------------------
     6,800,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.000     07/01/2014     7,026,100
--------------------------------------------------------------------------------------------------------------
     3,000,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.500     07/01/2017     3,216,240
--------------------------------------------------------------------------------------------------------------
    27,895,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.500     07/01/2025    29,672,469
--------------------------------------------------------------------------------------------------------------
    42,630,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.600     07/01/2026    45,622,626
--------------------------------------------------------------------------------------------------------------
     8,820,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.625     07/01/2019     9,472,327
--------------------------------------------------------------------------------------------------------------
    15,000,000  NYS DA (MSH/NYU Hospital Center/HJDOI Obligated Group)    6.750     07/01/2020    16,274,400
--------------------------------------------------------------------------------------------------------------
     2,850,000  NYS DA (Municipal Health Facilities) RITES(a)            14.143(f)  01/15/2023     2,398,161
--------------------------------------------------------------------------------------------------------------
     1,000,000  NYS DA (Norwegian Christian Home & Health Center)         5.200     08/01/2036       960,020
--------------------------------------------------------------------------------------------------------------
     2,000,000  NYS DA (Norwegian Christian Home & Health Center)         6.100     08/01/2041     2,119,380
--------------------------------------------------------------------------------------------------------------
    29,440,000  NYS DA (NY& Presbyterian Hospital)                        4.750     08/01/2027    26,609,050
--------------------------------------------------------------------------------------------------------------
    15,120,000  NYS DA (NY& Presbyterian Hospital)                        5.000     08/01/2032    14,118,300
--------------------------------------------------------------------------------------------------------------
     2,200,000  NYS DA (NY& Presbyterian Hospital)                        6.500     08/01/2034     2,313,938
--------------------------------------------------------------------------------------------------------------
     7,000,000  NYS DA (NY Hospital Medical Center)                       5.600     02/15/2039     7,107,730
--------------------------------------------------------------------------------------------------------------
       585,000  NYS DA (NYS ARC)                                          5.000     07/01/2026       560,693
--------------------------------------------------------------------------------------------------------------
    10,722,198  NYS DA (Our Lady of Mercy Medical
                Center) Computer Lease(a)                                 6.200     08/15/2006    10,474,622
--------------------------------------------------------------------------------------------------------------
    12,350,000  NYS DA (Rochester General Hospital) RITES(a)              9.317(f)  08/01/2033    12,599,223
--------------------------------------------------------------------------------------------------------------
     5,000,000  NYS DA (Ryan-Clinton Community Health Center)             6.100     07/01/2019     5,367,050
--------------------------------------------------------------------------------------------------------------
       600,000  NYS DA (Sarah Neumann Home)                               5.450     08/01/2027       602,520
--------------------------------------------------------------------------------------------------------------
     9,000,000  NYS DA (St. Agnes Hospital)                               5.400     02/15/2025     8,946,450
--------------------------------------------------------------------------------------------------------------
     2,400,000  NYS DA (St. Barnabas Hospital)                            5.450     08/01/2035     2,403,432
--------------------------------------------------------------------------------------------------------------
     1,750,000  NYS DA (St. Clare's Hospital)                             5.300     02/15/2019     1,744,242
--------------------------------------------------------------------------------------------------------------
     2,970,000  NYS DA (St. Clare's Hospital)                             5.400     02/15/2025     2,952,328
--------------------------------------------------------------------------------------------------------------
     2,580,000  NYS DA (St. James Mercy Hospital)                         5.400     02/01/2038     2,537,585
--------------------------------------------------------------------------------------------------------------
     1,500,000  NYS DA (St. Thomas Aquinas College)                       5.250     07/01/2028     1,433,925
--------------------------------------------------------------------------------------------------------------
     3,885,000  NYS DA (St. Vincent's Hospital)                           5.300     07/01/2018     3,872,723
--------------------------------------------------------------------------------------------------------------
       130,000  NYS DA (St. Vincent's Hospital)                           7.400     08/01/2030       133,189
--------------------------------------------------------------------------------------------------------------
     1,000,000  NYS DA (State University Dormitory Facilities)            5.100     07/01/2031       966,570
--------------------------------------------------------------------------------------------------------------
        50,000  NYS DA (State University Educational Facilities)          0.000     05/15/2007        40,067
--------------------------------------------------------------------------------------------------------------
        95,000  NYS DA (State University Educational Facilities)          6.000     05/15/2017        95,812
--------------------------------------------------------------------------------------------------------------
     3,315,000  NYS DA (Suffolk County Judicial Facilities)               9.500     04/15/2014     3,805,620
--------------------------------------------------------------------------------------------------------------
     2,500,000  NYS DA (Upstate Community Colleges)                       5.000     07/01/2028     2,353,225
--------------------------------------------------------------------------------------------------------------
        50,000  NYS DA (Upstate Community Colleges)                       5.700     07/01/2021        50,833
--------------------------------------------------------------------------------------------------------------
     1,700,000  NYS DA (Vassar Brothers)                                  5.375     07/01/2025     1,695,495
--------------------------------------------------------------------------------------------------------------
    26,040,000  NYS DA (Wyckoff Heights Medical Center)                   5.300     08/15/2021    25,710,073
--------------------------------------------------------------------------------------------------------------
     1,805,000  NYS EFC (Consolidated Water)                              7.150     11/01/2014     1,844,548
--------------------------------------------------------------------------------------------------------------
     7,500,000  NYS EFC (NYS Water Services)(w)                           5.950     01/15/2020     7,560,300
--------------------------------------------------------------------------------------------------------------
     2,340,000  NYS EFC (NYS Water Services)(w)                           6.000     01/15/2031     2,349,290
--------------------------------------------------------------------------------------------------------------
       600,000  NYS EFC (NYS Water Services)                              7.500     03/15/2011       603,414
--------------------------------------------------------------------------------------------------------------
     7,500,000  NYS EFC (NYS Water Services)                              8.375     01/15/2020     7,752,750
--------------------------------------------------------------------------------------------------------------
    11,455,000  NYS EFC (Occidental Petroleum)                            5.700     09/01/2028    11,307,116
--------------------------------------------------------------------------------------------------------------
    15,300,000  NYS EFC (Occidental Petroleum)                            6.100     11/01/2030    15,350,490
--------------------------------------------------------------------------------------------------------------
        40,000  NYS ERDA (Brooklyn Union Gas)                             8.250     12/01/2018        40,661

                         24 | ROCHESTER FUND MUNICIPALS

     Principal                                                                 Market Value
        Amount                                        Coupon        Maturity     See Note 1
---------------------------------------------------------------------------------------------
 New York Continued

 $   1,700,000  NYS ERDA (Brooklyn Union Gas) RIBS      9.313%(f) 07/08/2026    $ 1,712,750
---------------------------------------------------------------------------------------------
     7,000,000  NYS ERDA (Brooklyn Union Gas) RIBS     10.677(f)  04/01/2020      7,988,750
---------------------------------------------------------------------------------------------
    10,300,000  NYS ERDA (Brooklyn Union Gas) RIBS     11.470(f)  07/01/2026     12,192,625
---------------------------------------------------------------------------------------------
     9,350,000  NYS ERDA (Con Ed) RITES(a)              8.532(f)  08/15/2020      9,315,872
---------------------------------------------------------------------------------------------
    23,000,000  NYS ERDA (LILCO)                        5.300     11/01/2023     22,149,000
---------------------------------------------------------------------------------------------
       300,000  NYS ERDA (LILCO)                        5.300     10/01/2024        288,291
---------------------------------------------------------------------------------------------
    11,740,000  NYS ERDA (LILCO)                        7.150     09/01/2019     12,149,843
---------------------------------------------------------------------------------------------
    12,625,000  NYS ERDA (LILCO)                        7.150     06/01/2020     13,065,739
---------------------------------------------------------------------------------------------
     4,355,000  NYS ERDA (LILCO)                        7.150     12/01/2020      4,507,033
---------------------------------------------------------------------------------------------
     4,180,000  NYS ERDA (LILCO)                        7.150     02/01/2022      4,325,924
---------------------------------------------------------------------------------------------
     3,485,000  NYS ERDA (NIMO) RITES(a)               14.743(f)  11/01/2025      3,171,489
---------------------------------------------------------------------------------------------
       425,000  NYS ERDA (NYSEG)                        5.700     12/01/2028        429,964
---------------------------------------------------------------------------------------------
        30,000  NYS ERDA (NYSEG)                        5.950     12/01/2027         30,629
---------------------------------------------------------------------------------------------
     3,625,000  NYS ERDA (RG&E) Residual
                Certificates(a)                        18.160(f)  09/01/2033      4,305,775
---------------------------------------------------------------------------------------------
     3,555,000  NYS HFA (Children's Rescue)              7.625    05/01/2018      3,629,122
---------------------------------------------------------------------------------------------
     2,200,000  NYS HFA (Dominican Village)              6.600    08/15/2027      2,294,094
---------------------------------------------------------------------------------------------
        20,000  NYS HFA (General Hsg.)                   6.600    11/01/2008         20,238
---------------------------------------------------------------------------------------------
     9,425,000  NYS HFA (HELP-Bronx Hsg.)                8.050    11/01/2005      9,911,424
---------------------------------------------------------------------------------------------
     1,210,000  NYS HFA (HELP-Suffolk Hsg.)              8.100    11/01/2005      1,272,448
---------------------------------------------------------------------------------------------
         2,000  NYS HFA (Hospital & Nursing Home)        6.875    11/01/2010(p)       2,390
---------------------------------------------------------------------------------------------
       205,000  NYS HFA (Hospital & Nursing Home)        7.000    11/01/2017(p)     241,549
---------------------------------------------------------------------------------------------
         5,000  NYS HFA (Meadow Manor)                   7.750    11/01/2019          5,017
---------------------------------------------------------------------------------------------
     9,730,000  NYS HFA (Multifamily Hsg.)               0.000    11/01/2014      4,708,347
---------------------------------------------------------------------------------------------
    14,590,000  NYS HFA (Multifamily Hsg.)               0.000    11/01/2015      6,639,325
---------------------------------------------------------------------------------------------
        50,000  NYS HFA (Multifamily Hsg.)               0.000    11/01/2016         21,408
---------------------------------------------------------------------------------------------
    12,695,000  NYS HFA (Multifamily Hsg.)               0.000    11/01/2017      5,116,466
---------------------------------------------------------------------------------------------
       745,000  NYS HFA (Multifamily Hsg.)               5.250    11/15/2028        714,932
---------------------------------------------------------------------------------------------
     1,340,000  NYS HFA (Multifamily Hsg.)               5.300    08/15/2024      1,262,508
---------------------------------------------------------------------------------------------
     1,700,000  NYS HFA (Multifamily Hsg.)               5.300    11/15/2039      1,613,929
---------------------------------------------------------------------------------------------
     1,070,000  NYS HFA (Multifamily Hsg.)               5.350    08/15/2020      1,061,461
---------------------------------------------------------------------------------------------
     2,860,000  NYS HFA (Multifamily Hsg.)               5.350    08/15/2031      2,674,872
---------------------------------------------------------------------------------------------
     1,135,000  NYS HFA (Multifamily Hsg.)               5.400    08/15/2031      1,069,511
---------------------------------------------------------------------------------------------
     3,250,000  NYS HFA (Multifamily Hsg.)               5.450    08/15/2032      3,220,133
---------------------------------------------------------------------------------------------
     2,075,000  NYS HFA (Multifamily Hsg.)               5.500    08/15/2030      2,060,060
---------------------------------------------------------------------------------------------
     2,000,000  NYS HFA (Multifamily Hsg.)               5.500    08/15/2033      1,996,880
---------------------------------------------------------------------------------------------
     1,215,000  NYS HFA (Multifamily Hsg.)               5.550    08/15/2019      1,198,804
---------------------------------------------------------------------------------------------
     1,385,000  NYS HFA (Multifamily Hsg.)               5.600    08/15/2019      1,374,183
---------------------------------------------------------------------------------------------
     1,240,000  NYS HFA (Multifamily Hsg.)(w)            5.600    02/15/2026      1,243,770
---------------------------------------------------------------------------------------------
     1,665,000  NYS HFA (Multifamily Hsg.)               5.600    08/15/2033      1,672,509
---------------------------------------------------------------------------------------------
     1,245,000  NYS HFA (Multifamily Hsg.)               5.650    08/15/2030      1,234,442
---------------------------------------------------------------------------------------------
     3,200,000  NYS HFA (Multifamily Hsg.)               5.650    08/15/2030      3,172,864
---------------------------------------------------------------------------------------------
     1,000,000  NYS HFA (Multifamily Hsg.)               5.650    08/15/2031        991,400
---------------------------------------------------------------------------------------------
     1,710,000  NYS HFA (Multifamily Hsg.)(w)            5.650    02/15/2034      1,714,224
---------------------------------------------------------------------------------------------
     1,470,000  NYS HFA (Multifamily Hsg.)(w)            5.700    02/15/2034      1,478,114
---------------------------------------------------------------------------------------------
        95,000  NYS HFA (Multifamily Hsg.)               5.950    08/15/2024         95,394

                         25 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

    Principal                                                       Market Value
       Amount                              Coupon       Maturity      See Note 1
----------------------------------------------------------------------------------
 New York Continued

 $     10,000  NYS HFA (Multifamily Hsg.)   6.000%    08/15/2027      $   10,243
----------------------------------------------------------------------------------
    1,285,000  NYS HFA (Multifamily Hsg.)   6.100     11/15/2036       1,326,377
----------------------------------------------------------------------------------
    4,700,000  NYS HFA (Multifamily Hsg.)   6.125     08/15/2038       4,823,234
----------------------------------------------------------------------------------
       50,000  NYS HFA (Multifamily Hsg.)   6.200     08/15/2012          51,220
----------------------------------------------------------------------------------
       25,000  NYS HFA (Multifamily Hsg.)   6.200     08/15/2016          25,981
----------------------------------------------------------------------------------
      100,000  NYS HFA (Multifamily Hsg.)   6.250     08/15/2027         103,436
----------------------------------------------------------------------------------
      775,000  NYS HFA (Multifamily Hsg.)   6.250     02/15/2031         804,962
----------------------------------------------------------------------------------
    5,000,000  NYS HFA (Multifamily Hsg.)   6.300     08/15/2026       5,175,200
----------------------------------------------------------------------------------
      725,000  NYS HFA (Multifamily Hsg.)   6.300     02/15/2032         751,927
----------------------------------------------------------------------------------
    4,100,000  NYS HFA (Multifamily Hsg.)   6.350     08/15/2023       4,278,555
----------------------------------------------------------------------------------
    1,255,000  NYS HFA (Multifamily Hsg.)   6.400     11/15/2027       1,310,647
----------------------------------------------------------------------------------
    2,905,000  NYS HFA (Multifamily Hsg.)   6.500     08/15/2024       2,986,776
----------------------------------------------------------------------------------
    3,240,000  NYS HFA (Multifamily Hsg.)   6.700     08/15/2025       3,343,518
----------------------------------------------------------------------------------
    5,590,000  NYS HFA (Multifamily Hsg.)   6.750     11/15/2036       5,847,364
----------------------------------------------------------------------------------
       75,000  NYS HFA (Multifamily Hsg.)   6.950     08/15/2012          77,303
----------------------------------------------------------------------------------
    5,400,000  NYS HFA (Multifamily Hsg.)   7.050     08/15/2024       5,561,190
----------------------------------------------------------------------------------
    1,501,000  NYS HFA (Multifamily Hsg.)   7.450     11/01/2028       1,569,461
----------------------------------------------------------------------------------
    2,485,000  NYS HFA (Multifamily Hsg.)   7.550     11/01/2029       2,510,024
----------------------------------------------------------------------------------
    2,940,000  NYS HFA (NH&HC) RITES(a)    14.366(f)  11/01/2016       2,988,040
----------------------------------------------------------------------------------
       40,000  NYS HFA (Nonprofit Hsg.)     6.400     11/01/2010          40,450
----------------------------------------------------------------------------------
       25,000  NYS HFA (Nonprofit Hsg.)     6.400     11/01/2013          26,103
----------------------------------------------------------------------------------
       20,000  NYS HFA (Nonprofit Hsg.)     6.600     11/01/2010          20,238
----------------------------------------------------------------------------------
       20,000  NYS HFA (Nonprofit Hsg.)     6.600     11/01/2013          20,433
----------------------------------------------------------------------------------
    2,055,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2009       2,142,420
----------------------------------------------------------------------------------
    2,220,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2010       2,314,439
----------------------------------------------------------------------------------
    2,410,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2011       2,512,521
----------------------------------------------------------------------------------
    2,610,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2012       2,721,029
----------------------------------------------------------------------------------
    2,830,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2013       2,950,388
----------------------------------------------------------------------------------
    1,395,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2014       1,454,343
----------------------------------------------------------------------------------
    1,510,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2015       1,574,235
----------------------------------------------------------------------------------
    1,630,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2016       1,699,340
----------------------------------------------------------------------------------
    1,780,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2017       1,855,721
----------------------------------------------------------------------------------
    1,885,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2018       1,965,188
----------------------------------------------------------------------------------
    1,155,000  NYS HFA (Nonprofit Hsg.)     8.400     11/01/2019       1,204,134
----------------------------------------------------------------------------------
    5,000,000  NYS HFA (Phillips Village)   7.750     08/15/2017       5,313,700
----------------------------------------------------------------------------------
    3,985,000  NYS HFA (Service Contract)   5.375     03/15/2023       3,984,641
----------------------------------------------------------------------------------
    5,600,000  NYS HFA (Service Contract)   5.500     09/15/2022       5,649,168
----------------------------------------------------------------------------------
    5,525,000  NYS HFA (Service Contract)   5.500     03/15/2025       5,562,570
----------------------------------------------------------------------------------
        5,000  NYS HFA (Service Contract)   6.125     03/15/2020(p)        5,421
----------------------------------------------------------------------------------
       20,000  NYS HFA (Service Contract)   6.125     03/15/2020          20,659
----------------------------------------------------------------------------------
      255,000  NYS HFA (Service Contract)   6.500     03/15/2025         271,346
----------------------------------------------------------------------------------
      820,000  NYS HFA (Shorehill Hsg.)     7.500     05/01/2008         829,430
----------------------------------------------------------------------------------
    2,120,000  NYS HFA, Series E            5.700     08/15/2033       2,125,766
----------------------------------------------------------------------------------
      500,000  NYS HFA, Series F            5.700     08/15/2032         501,360
----------------------------------------------------------------------------------
       80,000  NYS LGAC                     5.500     04/01/2023          80,640

                         26 | ROCHESTER FUND MUNICIPALS

    Principal                                                                                       Market Value
       Amount                                                           Coupon          Maturity      See Note 1
------------------------------------------------------------------------------------------------------------------
New York Continued

$   470,000    NYS LGSC (SCSB)                                           7.250%       12/15/2011     $   470,024
------------------------------------------------------------------------------------------------------------------
    810,000    NYS LGSC (SCSB)(a)                                        7.375        12/15/2016         830,137
------------------------------------------------------------------------------------------------------------------
    980,000    NYS LGSC (SCSB)                                           7.750        12/15/2021         980,853
------------------------------------------------------------------------------------------------------------------
    335,000    NYS Medcare (Beth Israel Medical Center)                  7.125        11/01/2006         298,170
------------------------------------------------------------------------------------------------------------------
  2,025,000    NYS Medcare (Beth Israel Medical Center)                  7.200        11/01/2014       1,801,136
------------------------------------------------------------------------------------------------------------------
  1,015,000    NYS Medcare (Central Suffolk Hospital)                    6.125        11/01/2016         773,014
------------------------------------------------------------------------------------------------------------------
     45,000    NYS Medcare (Hospital & Nursing Home)                     5.750        08/15/2019          48,805
------------------------------------------------------------------------------------------------------------------
     10,000    NYS Medcare (Hospital & Nursing Home)                     6.200        08/15/2022          10,267
------------------------------------------------------------------------------------------------------------------
     95,000    NYS Medcare (Hospital & Nursing Home)                     6.200        02/15/2023          98,018
------------------------------------------------------------------------------------------------------------------
     60,000    NYS Medcare (Hospital & Nursing Home)                     6.375        08/15/2029          65,493
------------------------------------------------------------------------------------------------------------------
  1,000,000    NYS Medcare (Hospital & Nursing Home)                     6.375        08/15/2033       1,053,530
------------------------------------------------------------------------------------------------------------------
     30,000    NYS Medcare (Hospital & Nursing Home)                     6.500        02/15/2019          31,287
------------------------------------------------------------------------------------------------------------------
  1,995,000    NYS Medcare (Hospital & Nursing Home)                     6.500        02/15/2034       2,146,740
------------------------------------------------------------------------------------------------------------------
 12,230,000    NYS Medcare (Hospital & Nursing Home)                     6.650        08/15/2032      12,773,134
------------------------------------------------------------------------------------------------------------------
  4,560,000    NYS Medcare (Hospital & Nursing Home)                     7.400        11/01/2016       4,747,872
------------------------------------------------------------------------------------------------------------------
  1,745,000    NYS Medcare (Hospital & Nursing Home)                     9.000        02/15/2026       1,790,719
------------------------------------------------------------------------------------------------------------------
  4,790,000    NYS Medcare (Hospital & Nursing Home)                     9.375        11/01/2016       5,158,830
------------------------------------------------------------------------------------------------------------------
  2,315,000    NYS Medcare (Hospital & Nursing Home)                    10.000        11/01/2006       2,466,864
------------------------------------------------------------------------------------------------------------------
     70,000    NYS Medcare (Insured Mtg. Nursing)                        6.500        11/01/2015          73,553
------------------------------------------------------------------------------------------------------------------
  1,650,000    NYS Medcare (M.G. Nursing Home)                           6.375        02/15/2035       1,749,479
------------------------------------------------------------------------------------------------------------------
    630,000    NYS Medcare (Mental Health)                               0.000        08/15/2018         175,184
------------------------------------------------------------------------------------------------------------------
     40,000    NYS Medcare (Mental Health)                               5.500        08/15/2021          40,006
------------------------------------------------------------------------------------------------------------------
    250,000    NYS Medcare (Mental Health)                               5.500        08/15/2024         251,033
------------------------------------------------------------------------------------------------------------------
     45,000    NYS Medcare (Mental Health)                               8.875        08/15/2007          46,382
------------------------------------------------------------------------------------------------------------------
     25,000    NYS Medcare (Montefiore Medical Center)                   5.750        02/15/2025          25,537
------------------------------------------------------------------------------------------------------------------
    680,000    NYS Medcare (Our Lady of Victory Hospital)                6.625        11/01/2016         696,932
------------------------------------------------------------------------------------------------------------------
     25,000    NYS Medcare (Secured Hospital)                            6.250        02/15/2024          25,986
------------------------------------------------------------------------------------------------------------------
 22,000,000    NYS Medcare (St. Luke's Hospital) IVRC(a)                 9.213(f)     02/15/2029      22,454,960
------------------------------------------------------------------------------------------------------------------
  8,400,000    NYS Medcare (St. Luke's Hospital) RITES(a)                9.225(f)     02/15/2029       8,581,944
------------------------------------------------------------------------------------------------------------------
 12,500,000    NYS Medcare (St. Luke's Hospital) RITES(a)                9.259(f)     02/15/2029      12,770,750
------------------------------------------------------------------------------------------------------------------
  5,750,000    NYS Medcare (St. Luke's Hospital) RITES(a)                9.317(f)     02/15/2029       5,874,545
------------------------------------------------------------------------------------------------------------------
 10,000,000    NYS Medcare (St. Luke's Hospital) RITES(a)                9.317(f)     02/15/2029      10,216,600
------------------------------------------------------------------------------------------------------------------
  5,925,000    NYS Medcare RITES(a)                                      8.532(f)     02/15/2019       5,921,978
------------------------------------------------------------------------------------------------------------------
 10,000,000    NYS Medcare RITES(a)                                      8.782(f)     02/15/2025       9,815,900
------------------------------------------------------------------------------------------------------------------
  2,000,000    NYS Thruway Authority                                     0.000        01/01/2004       1,885,300
------------------------------------------------------------------------------------------------------------------
    260,000    NYS Thruway Authority                                     0.000        01/01/2005         234,884
------------------------------------------------------------------------------------------------------------------
 25,000,000    NYS Thruway Authority Convertible INFLOS                  7.845(f)     01/01/2024      22,375,000
------------------------------------------------------------------------------------------------------------------
  7,140,000    NYS Thruway Authority RITES(a)                           14.131(f)     01/01/2025       5,953,903
------------------------------------------------------------------------------------------------------------------
     15,000    NYS UDC (Correctional Facilities)                         0.000       01/01/2003           14,731
------------------------------------------------------------------------------------------------------------------
    900,000    NYS UDC (Correctional Facilities)                         0.000       01/01/2008          690,921
------------------------------------------------------------------------------------------------------------------
      5,000    NYS UDC (Correctional Facilities)                         0.000       01/01/2013            2,934
------------------------------------------------------------------------------------------------------------------
  9,550,000    NYS UDC (Correctional Facilities)                         5.000       01/01/2028        9,089,977
------------------------------------------------------------------------------------------------------------------
     45,000    NYS UDC (Correctional Facilities)                         5.375       01/01/2023           44,720
------------------------------------------------------------------------------------------------------------------
  2,740,000    NYS UDC (Correctional Facilities)                         5.375       01/01/2023        2,742,932
------------------------------------------------------------------------------------------------------------------
  5,590,000    NYS UDC (Correctional Facilities)                         5.375       01/01/2025        5,560,764
------------------------------------------------------------------------------------------------------------------

                         27 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

    Principal                                                                                      Market Value
       Amount                                                         Coupon          Maturity       See Note 1
-----------------------------------------------------------------------------------------------------------------
New York Continued

$ 104,870,000  NYS UDC (South Mall) CAB                                0.000%       01/01/2011     $ 61,762,138
-----------------------------------------------------------------------------------------------------------------
       80,000  NYS UDC (South Mall) CAB                                0.000        01/01/2011           47,433
-----------------------------------------------------------------------------------------------------------------
      345,000  NYS UDC (South Mall) CAB                                0.000        01/01/2011          204,554
-----------------------------------------------------------------------------------------------------------------
    5,480,000  Oneida County IDA (Bonide Products)                     6.250        11/01/2018        5,158,050
-----------------------------------------------------------------------------------------------------------------
      985,000  Oneida County IDA (Mobile Climate Control)              8.000        11/01/2008        1,020,893
-----------------------------------------------------------------------------------------------------------------
    2,825,000  Oneida County IDA (Mobile Climate Control)              8.750        11/01/2018        2,925,372
-----------------------------------------------------------------------------------------------------------------
      450,000  Oneida County IDA (Mohawk Valley Handicapped Services)  5.300        03/15/2019          431,100
-----------------------------------------------------------------------------------------------------------------
      740,000  Oneida County IDA (Mohawk Valley Handicapped Services)  5.350        03/15/2029          698,012
-----------------------------------------------------------------------------------------------------------------
    1,190,000  Oneida County IDA (Presbyterian Home)                   5.250        03/01/2019        1,151,349
-----------------------------------------------------------------------------------------------------------------
    1,015,000  Oneida County IDA (Presbyterian Home)                   6.100        06/01/2020        1,065,862
-----------------------------------------------------------------------------------------------------------------
       25,000  Oneida Healthcare Corp.                                 7.100        08/01/2011(p)        25,614
-----------------------------------------------------------------------------------------------------------------
      170,000  Oneida Healthcare Corp.                                 7.200        08/01/2031(p)       174,157
-----------------------------------------------------------------------------------------------------------------
      570,000  Onondaga County IDA (Coltec Industries)                 7.250        06/01/2008          577,638
-----------------------------------------------------------------------------------------------------------------
      770,000  Onondaga County IDA (Coltec Industries)                 9.875        10/01/2010          797,874
-----------------------------------------------------------------------------------------------------------------
    1,655,000  Onondaga County IDA (Community General Hospital)        5.500        11/01/2018        1,234,862
-----------------------------------------------------------------------------------------------------------------
    8,345,000  Onondaga County IDA (Community General Hospital)        6.625        01/01/2018        7,099,759
-----------------------------------------------------------------------------------------------------------------
    1,400,000  Onondaga County IDA (Gear Motion)                       8.900        12/15/2011        1,413,160
-----------------------------------------------------------------------------------------------------------------
    6,500,000  Onondaga County IDA (Solvay Paperboard)                 6.800        11/01/2014        6,663,800
-----------------------------------------------------------------------------------------------------------------
   47,900,000  Onondaga County IDA (Solvay Paperboard)                 7.000        11/01/2030       49,517,104
-----------------------------------------------------------------------------------------------------------------
      750,000  Onondaga County IDA (Syracuse Home)                     5.200        12/01/2018          723,075
-----------------------------------------------------------------------------------------------------------------
   24,040,000  Onondaga County Res Rec                                 6.875        05/01/2006       24,670,088
-----------------------------------------------------------------------------------------------------------------
   68,730,000  Onondaga County Res Rec                                 7.000        05/01/2015       70,371,272
-----------------------------------------------------------------------------------------------------------------
    4,200,000  Onondaga IDA (Le Moyne College)                         5.625        12/01/2021        4,209,954
-----------------------------------------------------------------------------------------------------------------
      812,000  Ontario County IDA (Ontario Design)                     6.500        11/01/2005          821,452
-----------------------------------------------------------------------------------------------------------------
      430,000  Orange County IDA (Adult Homes at Erie Station)         7.000        08/01/2021          425,451
-----------------------------------------------------------------------------------------------------------------
    2,500,000  Orange County IDA (Arden Hill Life Care Center)         7.000        08/01/2021        2,473,550
-----------------------------------------------------------------------------------------------------------------
    2,300,000  Orange County IDA (Arden Hill Life Care Center)         7.000        08/01/2031        2,222,007
-----------------------------------------------------------------------------------------------------------------
    2,090,000  Orange County IDA (Arden Hill Life Care Center)         7.000        08/01/2031        2,019,128
-----------------------------------------------------------------------------------------------------------------
    2,705,000  Orange County IDA (Glen Arden)                          5.625        01/01/2018        2,402,770
-----------------------------------------------------------------------------------------------------------------
    5,590,000  Orange County IDA (Glen Arden)                          5.700        01/01/2028        4,696,271
-----------------------------------------------------------------------------------------------------------------
   22,450,000  Orange County IDA (Glen Arden)                          8.875        01/01/2025(p)    26,311,625
-----------------------------------------------------------------------------------------------------------------
    7,600,000  Orange County IDA (Kingston Manufacturing)(a)           8.000        11/01/2017        6,848,968
-----------------------------------------------------------------------------------------------------------------
      495,000  Orange County IDA (Mental Retardation Project)          7.800        07/01/2011          503,301
-----------------------------------------------------------------------------------------------------------------
    1,715,000  Orange County IDA
               (St. Luke's Cornwall Hospital Obligated Group)          5.375        12/01/2021        1,692,225
-----------------------------------------------------------------------------------------------------------------
    2,235,000  Orange County IDA
               (St. Luke's Cornwall Hospital Obligated Group)          5.375        12/01/2026        2,178,008
-----------------------------------------------------------------------------------------------------------------
    6,330,000  Orange County IDA
               (St. Luke's Cornwall Hospital Obligated Group)          5.375        12/01/2026        6,168,585
-----------------------------------------------------------------------------------------------------------------
    8,000,000  Orange County IDA (Tuxedo Place)(a)                     7.000        08/01/2032        6,431,920
-----------------------------------------------------------------------------------------------------------------
    2,500,000  Orange County IDA (Tuxedo Place)(a)                     7.000        08/01/2033        2,009,950
-----------------------------------------------------------------------------------------------------------------
    2,755,000  Oswego County IDA (Bishop's Common)                     5.375        02/01/2049        2,704,831
-----------------------------------------------------------------------------------------------------------------
    3,260,000  Oswego County IDA (Seneca Hill Manor)                   5.650        08/01/2037        3,305,347
-----------------------------------------------------------------------------------------------------------------
    2,970,000  Otsego County IDA (Bassett Healthcare Project)          5.350        11/01/2020        2,957,556
-----------------------------------------------------------------------------------------------------------------
    3,000,000  Otsego County IDA (Hartwick College)                    5.500        07/01/2019        3,009,900
-----------------------------------------------------------------------------------------------------------------
   11,400,000  Peekskill IDA (Drum Hill)                               6.375        10/01/2028        9,997,686
-----------------------------------------------------------------------------------------------------------------

                         28 | ROCHESTER FUND MUNICIPALS

    Principal                                                                                         Market Value
       Amount                                                            Coupon            Maturity     See Note 1
--------------------------------------------------------------------------------------------------------------------
New York Continued

$   827,716  Peekskill IDA (Karta)                                        9.000%         07/01/2010    $   840,728
--------------------------------------------------------------------------------------------------------------------
  1,045,000  Pilgrim Village HDC (Multifamily Hsg.)                       6.800          02/01/2021      1,046,055
--------------------------------------------------------------------------------------------------------------------
 13,110,000  Port Authority NY/NJ (Delta Air Lines)                       6.950          06/01/2008     12,946,781
--------------------------------------------------------------------------------------------------------------------
     10,000  Port Authority NY/NJ (JFK International Air Terminal)        5.750          12/01/2025         10,248
--------------------------------------------------------------------------------------------------------------------
    270,000  Port Authority NY/NJ (KIAC)                                  6.750          10/01/2011        280,390
--------------------------------------------------------------------------------------------------------------------
 15,295,000  Port Authority NY/NJ (KIAC)                                  6.750          10/01/2019     15,645,714
--------------------------------------------------------------------------------------------------------------------
  6,665,000  Port Authority NY/NJ (US Airways)                            9.000          12/01/2006      6,707,456
--------------------------------------------------------------------------------------------------------------------
  1,260,000  Port Authority NY/NJ (US Airways)                            9.000          12/01/2010      1,268,026
--------------------------------------------------------------------------------------------------------------------
 36,650,000  Port Authority NY/NJ (US Airways)                            9.125          12/01/2015     36,923,043
--------------------------------------------------------------------------------------------------------------------
    125,000  Port Authority NY/NJ,76th Series                             6.500          11/01/2026        126,355
--------------------------------------------------------------------------------------------------------------------
     85,000  Port Authority NY/NJ,76th Series                             6.500          11/01/2026         85,928
--------------------------------------------------------------------------------------------------------------------
  2,755,000  Poughkeepsie IDA (Eastman & Bixby Redevelopment Corp.)       6.000          08/01/2032      2,830,652
--------------------------------------------------------------------------------------------------------------------
  1,990,000  Putnam County IDA (Brewster Plastics)                        8.500          12/01/2016      2,063,252
--------------------------------------------------------------------------------------------------------------------
  3,000,000  Rensselaer County Tobacco Asset Securitization Corp.(w)      5.625          06/01/2035      3,004,530
--------------------------------------------------------------------------------------------------------------------
  3,000,000  Rensselaer County Tobacco Asset Securitization Corp.(w)      5.750          06/01/2043      3,026,730
--------------------------------------------------------------------------------------------------------------------
      5,000  Rensselaer Hsg. Authority (Renwyck)                          7.650          01/01/2011          5,254
--------------------------------------------------------------------------------------------------------------------
 20,000,000  Rensselaer Municipal Leasing Corp.
             (Rensselaer County Nursing Home)                             6.900          06/01/2024     20,378,000
--------------------------------------------------------------------------------------------------------------------
  1,990,000  Riverhead IDA (Michael Reilly Design)                        8.625          02/01/2012      1,958,896
--------------------------------------------------------------------------------------------------------------------
    570,000  Riverhead IDA (Michael Reilly Design)                        8.825          02/01/2012        560,988
--------------------------------------------------------------------------------------------------------------------
  4,535,000  Riverhead IDA (Michael Reilly Design)                        8.875          02/01/2032      4,431,012
--------------------------------------------------------------------------------------------------------------------
 20,990,000  Rochester Hsg. Authority (Crossroads Apartments)             7.700          01/01/2017     22,763,235
--------------------------------------------------------------------------------------------------------------------
  6,790,000  Rochester Museum & Science Center                            6.125          12/01/2015      6,708,316
--------------------------------------------------------------------------------------------------------------------
  2,090,000  Rockland County IDA (Dominican College)(c)                   5.900          05/01/2010      2,009,410
--------------------------------------------------------------------------------------------------------------------
  5,000,000  Rockland County IDA (Dominican College)                      6.250          05/01/2028      4,690,600
--------------------------------------------------------------------------------------------------------------------
  3,500,000  Rockland County Tobacco Asset Securitization Corp.(w)        5.625          08/15/2035      3,505,285
--------------------------------------------------------------------------------------------------------------------
  5,000,000  Rockland County Tobacco Asset Securitization Corp.(w)        5.750          08/15/2043      5,033,200
--------------------------------------------------------------------------------------------------------------------
  1,395,000  Saratoga County IDA (ARC)                                    8.400          03/01/2013      1,449,363
--------------------------------------------------------------------------------------------------------------------
  1,635,000  Schenectady IDA (Schaffer Heights Hsg.)                      6.000          11/01/2030      1,697,784
--------------------------------------------------------------------------------------------------------------------
    419,000  Schroon Lake Fire District(a)                                7.250          03/01/2009        421,346
--------------------------------------------------------------------------------------------------------------------
    175,000  Scotia Hsg. Authority (Holyrood House)                       7.000          06/01/2009        180,768
--------------------------------------------------------------------------------------------------------------------
     45,000  SONYMA, Series 24                                            6.125          10/01/2030         46,704
--------------------------------------------------------------------------------------------------------------------
  2,240,000  SONYMA, Series 28                                            6.650          04/01/2022      2,247,930
--------------------------------------------------------------------------------------------------------------------
  8,125,000  SONYMA, Series 29                                            5.400          10/01/2022      8,082,100
--------------------------------------------------------------------------------------------------------------------
  2,450,000  SONYMA, Series 29                                            5.450          04/01/2031      2,434,884
--------------------------------------------------------------------------------------------------------------------
      5,000  SONYMA, Series 30-A                                          4.375          10/01/2023          5,045
--------------------------------------------------------------------------------------------------------------------
 18,020,000  SONYMA, Series 30-B                                          6.650          10/01/2025     18,263,450
--------------------------------------------------------------------------------------------------------------------
     15,000  SONYMA, Series 30-C2                                         5.800          10/01/2025         15,198
--------------------------------------------------------------------------------------------------------------------
 11,510,000  SONYMA, Series 36-A                                          6.625          04/01/2025     11,998,024
--------------------------------------------------------------------------------------------------------------------
 11,865,000  SONYMA, Series 38 RITES(a)                                  10.052(f)       04/01/2025     12,140,387
--------------------------------------------------------------------------------------------------------------------
    705,000  SONYMA, Series 40-A                                          6.350          04/01/2021        727,701
--------------------------------------------------------------------------------------------------------------------
     75,000  SONYMA, Series 40-B                                          6.400          10/01/2012         78,005
--------------------------------------------------------------------------------------------------------------------
  5,885,000  SONYMA, Series 40-B                                          6.600          04/01/2025      6,117,222
--------------------------------------------------------------------------------------------------------------------
 13,605,000  SONYMA, Series 42                                            6.650          04/01/2026     14,076,141
--------------------------------------------------------------------------------------------------------------------
    110,000  SONYMA, Series 42                                            6.650          04/01/2026        114,264
--------------------------------------------------------------------------------------------------------------------

                         29 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

    Principal                                                                                              Market Value
      Amount                                                              Coupon           Maturity       See Note 1
---------------------------------------------------------------------------------------------------------------------
New York Continued

$   100,000  SONYMA, Series 46                                            6.500%        04/01/2013      $   105,639
---------------------------------------------------------------------------------------------------------------------
     65,000  SONYMA, Series 46                                            6.600         10/01/2019           68,140
---------------------------------------------------------------------------------------------------------------------
 20,820,000  SONYMA, Series 46                                            6.650         10/01/2025       21,674,245
---------------------------------------------------------------------------------------------------------------------
  5,455,000  SONYMA, Series 50                                            6.625         04/01/2025        5,688,965
---------------------------------------------------------------------------------------------------------------------
    100,000  SONYMA, Series 54                                            6.100         10/01/2015          104,513
---------------------------------------------------------------------------------------------------------------------
     55,000  SONYMA, Series 54                                            6.200         10/01/2026           56,960
---------------------------------------------------------------------------------------------------------------------
     45,000  SONYMA, Series 54                                            6.200         10/01/2026           46,700
---------------------------------------------------------------------------------------------------------------------
  5,765,000  SONYMA, Series 58                                            6.400         04/01/2027        6,049,676
---------------------------------------------------------------------------------------------------------------------
    160,000  SONYMA, Series 60                                            6.000         10/01/2022          165,253
---------------------------------------------------------------------------------------------------------------------
  8,735,000  SONYMA, Series 60                                            6.050         04/01/2026        9,029,457
---------------------------------------------------------------------------------------------------------------------
     15,000  SONYMA, Series 63                                            6.125         04/01/2027           15,562
---------------------------------------------------------------------------------------------------------------------
 10,110,000  SONYMA, Series 65                                            5.850         10/01/2028       10,338,789
---------------------------------------------------------------------------------------------------------------------
 19,570,000  SONYMA, Series 67                                            5.800         10/01/2028       19,938,895
---------------------------------------------------------------------------------------------------------------------
  3,295,000  SONYMA, Series 69                                            5.400         10/01/2019        3,300,766
---------------------------------------------------------------------------------------------------------------------
  4,670,000  SONYMA, Series 69 RITES(a)                                   8.974(f)      10/01/2028        4,668,412
---------------------------------------------------------------------------------------------------------------------
  3,000,000  SONYMA, Series 71                                            5.400         04/01/2029        2,985,300
---------------------------------------------------------------------------------------------------------------------
 10,150,000  SONYMA, Series 71 RITES(a)                                   8.774(f)      04/01/2029       10,050,835
---------------------------------------------------------------------------------------------------------------------
  5,500,000  SONYMA, Series 73 RITES(a)                                  15.170(f)      10/01/2028        4,951,870
---------------------------------------------------------------------------------------------------------------------
  1,675,000  SONYMA, Series 73-A                                          5.300         10/01/2028        1,633,242
---------------------------------------------------------------------------------------------------------------------
 10,775,000  SONYMA, Series 79                                            5.300         04/01/2029       10,564,026
---------------------------------------------------------------------------------------------------------------------
    995,000  SONYMA, Series 88                                            6.250         04/01/2030        1,039,954
---------------------------------------------------------------------------------------------------------------------
  6,100,000  SONYMA, Series 97                                            5.400         10/01/2021        6,061,387
---------------------------------------------------------------------------------------------------------------------
  6,065,000  SONYMA, Series 97                                            5.500         04/01/2031        6,055,660
---------------------------------------------------------------------------------------------------------------------
     10,000  SONYMA, Series QQ                                            7.700         10/01/2012           10,033
---------------------------------------------------------------------------------------------------------------------
    300,000  St. Lawrence County IDA (Clarkson University)                5.125         07/01/2021          286,818
---------------------------------------------------------------------------------------------------------------------
  1,315,000  St. Lawrence County IDA (Clarkson University)                5.250         07/01/2031        1,255,312
---------------------------------------------------------------------------------------------------------------------
  2,370,000  St. Lawrence County IDA (Clarkson University)                5.500         07/01/2029        2,325,539
---------------------------------------------------------------------------------------------------------------------
  2,805,000  St. Lawrence County IDA (Hepburn Medical Center)             5.375         12/01/2019        2,788,927
---------------------------------------------------------------------------------------------------------------------
  3,595,000  St. Lawrence County IDA (Hepburn Medical Center)             5.500         12/01/2024        3,587,846
---------------------------------------------------------------------------------------------------------------------
    450,000  Suffolk County IDA (ALIA--ACLD)                              6.375         06/01/2014          424,103
---------------------------------------------------------------------------------------------------------------------
  1,310,000  Suffolk County IDA (ALIA--ACLD)                              6.500         03/01/2018        1,224,562
---------------------------------------------------------------------------------------------------------------------
    795,000  Suffolk County IDA (ALIA--ACLD)                              7.500         09/01/2015          815,916
---------------------------------------------------------------------------------------------------------------------
    365,000  Suffolk County IDA (ALIA--ADD)                               6.950         12/01/2014          362,062
---------------------------------------------------------------------------------------------------------------------
    560,000  Suffolk County IDA (ALIA--ADD)                               7.500         09/01/2015          574,734
---------------------------------------------------------------------------------------------------------------------
  1,905,000  Suffolk County IDA (ALIA--DDI)(a)                            6.375         06/01/2014        1,802,911
---------------------------------------------------------------------------------------------------------------------
    385,000  Suffolk County IDA (ALIA--DDI)(a)                            6.950         12/01/2014          381,901
---------------------------------------------------------------------------------------------------------------------
    395,000  Suffolk County IDA (ALIA--DDI)(a)                            7.500         09/01/2015          347,466
---------------------------------------------------------------------------------------------------------------------
    985,000  Suffolk County IDA (ALIA--FREE)                              6.375         06/01/2014          932,214
---------------------------------------------------------------------------------------------------------------------
  2,255,000  Suffolk County IDA (ALIA--FREE)                              6.950         12/01/2014        2,236,847
---------------------------------------------------------------------------------------------------------------------
    795,000  Suffolk County IDA (ALIA--IGHL)                              6.375         06/01/2014          749,248
---------------------------------------------------------------------------------------------------------------------
    770,000  Suffolk County IDA (ALIA--IGHL)                              6.950         12/01/2014          763,802
---------------------------------------------------------------------------------------------------------------------
    335,000  Suffolk County IDA (ALIA--IGHL)                              7.500         09/01/2015          343,814
---------------------------------------------------------------------------------------------------------------------
    470,000  Suffolk County IDA (ALIA--L.I. Head Injury Association)      6.375         06/01/2014          442,952
---------------------------------------------------------------------------------------------------------------------
    915,000  Suffolk County IDA (ALIA--L.I. Head Injury Association)      6.950         12/01/2014          907,634
---------------------------------------------------------------------------------------------------------------------
    330,000  Suffolk County IDA (ALIA--L.I. Head Injury Association)      7.500         09/01/2015          338,682
---------------------------------------------------------------------------------------------------------------------

                         30 | ROCHESTER FUND MUNICIPALS

    Principal                                                                                  Market Value
       Amount                                                         Coupon      Maturity       See Note 1
-------------------------------------------------------------------------------------------------------------
 New York Continued

 $    775,000  Suffolk County IDA (ALIA--MCH)                          6.375%   06/01/2014     $    730,399
-------------------------------------------------------------------------------------------------------------
    1,830,000  Suffolk County IDA (ALIA--MCH)                          6.950    12/01/2014        1,815,269
-------------------------------------------------------------------------------------------------------------
      855,000  Suffolk County IDA (ALIA--NYS ARC)                      7.500    09/01/2015          877,495
-------------------------------------------------------------------------------------------------------------
      575,000  Suffolk County IDA (ALIA--Pederson-Krag Center)         8.375    06/01/2016          573,775
-------------------------------------------------------------------------------------------------------------
      600,000  Suffolk County IDA (ALIA--SMCFS)                        7.500    09/01/2015          615,786
-------------------------------------------------------------------------------------------------------------
      820,000  Suffolk County IDA (ALIA--Suffolk Hostels)              7.500    09/01/2015          841,574
-------------------------------------------------------------------------------------------------------------
      335,000  Suffolk County IDA (ALIA--UCPAGS)                       6.375    06/01/2014          315,721
-------------------------------------------------------------------------------------------------------------
    1,335,000  Suffolk County IDA (ALIA--UCPAGS)                       6.950    12/01/2014        1,324,253
-------------------------------------------------------------------------------------------------------------
    1,540,000  Suffolk County IDA (ALIA--UCPAGS)                       7.000    06/01/2016        1,532,731
-------------------------------------------------------------------------------------------------------------
      555,000  Suffolk County IDA (ALIA--UCPAGS)                       7.500    09/01/2015          569,602
-------------------------------------------------------------------------------------------------------------
      475,000  Suffolk County IDA (ALIA--WORCA)                        6.950    12/01/2014          471,176
-------------------------------------------------------------------------------------------------------------
      675,000  Suffolk County IDA (ALIA--WORCA)                        7.500    09/01/2015          692,759
-------------------------------------------------------------------------------------------------------------
   23,000,000  Suffolk County IDA (Camelot Village)(a)                 7.900    11/01/2031       17,940,000
-------------------------------------------------------------------------------------------------------------
      375,000  Suffolk County IDA (CCSSVD)                             7.000    04/01/2010          375,934
-------------------------------------------------------------------------------------------------------------
    2,595,000  Suffolk County IDA (CCSSVD)                             8.000    04/01/2030        2,604,576
-------------------------------------------------------------------------------------------------------------
    1,210,000  Suffolk County IDA (DDI)(a)                             6.250    03/01/2009        1,086,701
-------------------------------------------------------------------------------------------------------------
    5,025,000  Suffolk County IDA (DDI)(a)                             7.250    03/01/2024        4,229,794
-------------------------------------------------------------------------------------------------------------
      350,000  Suffolk County IDA (DDI)(a)                             7.375    03/01/2003          347,263
-------------------------------------------------------------------------------------------------------------
    9,675,000  Suffolk County IDA (DDI)(a)                             8.750    03/01/2023        9,441,446
-------------------------------------------------------------------------------------------------------------
    2,480,000  Suffolk County IDA (Dowling College)                    6.625    06/01/2024        2,170,347
-------------------------------------------------------------------------------------------------------------
    3,130,000  Suffolk County IDA (Dowling College)                    6.700    12/01/2020        2,807,141
-------------------------------------------------------------------------------------------------------------
      305,000  Suffolk County IDA (Federation of Organizations)        7.625    04/01/2010          307,367
-------------------------------------------------------------------------------------------------------------
    2,195,000  Suffolk County IDA (Federation of Organizations)        8.125    04/01/2030        2,216,687
-------------------------------------------------------------------------------------------------------------
      445,000  Suffolk County IDA (Fil-Coil Corp.)(a,b,d)              9.000    12/01/2015          302,600
-------------------------------------------------------------------------------------------------------------
    1,060,000  Suffolk County IDA (Fil-Coil Corp.)(a,b,d)              9.250    12/01/2025          720,800
-------------------------------------------------------------------------------------------------------------
    3,860,000  Suffolk County IDA (Huntington First Aid Squad)         6.650    11/01/2017        3,660,284
-------------------------------------------------------------------------------------------------------------
    3,250,000  Suffolk County IDA (Jefferson's Ferry)                  6.125    11/01/2029        3,284,548
-------------------------------------------------------------------------------------------------------------
    6,500,000  Suffolk County IDA (Jefferson's Ferry)                  7.200    11/01/2019        6,806,735
-------------------------------------------------------------------------------------------------------------
   10,000,000  Suffolk County IDA (Jefferson's Ferry)                  7.250    11/01/2028       10,419,400
-------------------------------------------------------------------------------------------------------------
    3,500,000  Suffolk County IDA (Nissequogue Cogeneration Partners)  5.300    01/01/2013        3,244,920
-------------------------------------------------------------------------------------------------------------
    2,935,000  Suffolk County IDA (Nissequogue Cogeneration Partners)  5.500    01/01/2023        2,608,980
-------------------------------------------------------------------------------------------------------------
      715,000  Suffolk County IDA (OBPWC)                              7.500    11/01/2022          735,170
-------------------------------------------------------------------------------------------------------------
    1,600,000  Suffolk County IDA (Peconic Landing Retirement Home)    8.000    10/01/2030        1,601,392
-------------------------------------------------------------------------------------------------------------
      355,000  Suffolk County IDA (Pederson-Krag Center)               7.625    04/01/2010          357,755
-------------------------------------------------------------------------------------------------------------
    2,545,000  Suffolk County IDA (Pederson-Krag Center)               8.125    04/01/2030        2,570,145
-------------------------------------------------------------------------------------------------------------
      270,000  Suffolk County IDA (Rainbow Chimes)                     7.000    05/01/2007          267,724
-------------------------------------------------------------------------------------------------------------
    2,210,000  Suffolk County IDA (Rainbow Chimes)                     8.000    11/01/2024        2,198,398
-------------------------------------------------------------------------------------------------------------
    1,670,000  Suffolk County IDA (Rimland Facilities)(a)              3.562(v) 12/01/2009        1,667,996
-------------------------------------------------------------------------------------------------------------
    5,635,000  Suffolk County IDA (United Cerebral Palsy)              7.875    09/01/2041        5,477,558
-------------------------------------------------------------------------------------------------------------
    1,620,000  Suffolk County IDA (Windmill Village)(w)                5.700    12/01/2026        1,624,487
-------------------------------------------------------------------------------------------------------------
    1,305,000  Suffolk County IDA (Windmill Village)(w)                5.750    12/01/2031        1,309,750
-------------------------------------------------------------------------------------------------------------
    1,135,000  Suffolk County IDA (Wireless Boulevard Realty)          7.875    12/01/2012        1,189,639
-------------------------------------------------------------------------------------------------------------
    4,005,000  Suffolk County IDA (Wireless Boulevard Realty)          8.625    12/01/2026        4,270,011
-------------------------------------------------------------------------------------------------------------
    2,720,000  Sunnybrook EHC                                         11.250    12/01/2014        2,912,059
-------------------------------------------------------------------------------------------------------------
    1,750,000  Syracuse GO(w)                                          5.000    01/01/2017        1,702,313

                         31 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

    Principal                                                                                  Market Value
       Amount                                                          Coupon       Maturity     See Note 1
-------------------------------------------------------------------------------------------------------------
 New York Continued

 $    525,000  Syracuse Hsg. Authority (Loretto Sedgwick Heights Corp.) 7.375%    11/01/2008   $    527,195
-------------------------------------------------------------------------------------------------------------
    6,995,000  Syracuse Hsg. Authority (Loretto Sedgwick Heights Corp.) 8.500     11/01/2031      7,097,547
-------------------------------------------------------------------------------------------------------------
    6,590,000  Syracuse Hsg. Authority (LRRHCF)                         5.800     08/01/2037      6,776,563
-------------------------------------------------------------------------------------------------------------
      600,000  Syracuse Hsg. Authority (LRRHCF)                         7.500     08/01/2010        603,906
-------------------------------------------------------------------------------------------------------------
      375,000  Syracuse IDA (Anoplate Corp.)                            7.250     11/01/2007        379,804
-------------------------------------------------------------------------------------------------------------
    2,195,000  Syracuse IDA (Anoplate Corp.)                            8.000     11/01/2022      2,251,016
-------------------------------------------------------------------------------------------------------------
    1,000,000  Syracuse IDA (Crouse Irving Health Hospital)(a)          5.375     01/01/2023        500,470
-------------------------------------------------------------------------------------------------------------
   27,480,000  Syracuse IDA (James Square)                              0.000     08/01/2025      5,900,231
-------------------------------------------------------------------------------------------------------------
      725,000  Syracuse IDA (Jewish Home)                               7.375     03/01/2021        729,546
-------------------------------------------------------------------------------------------------------------
    2,050,000  Syracuse IDA (Jewish Home)                               7.375     03/01/2031      2,033,908
-------------------------------------------------------------------------------------------------------------
    7,050,000  Syracuse IDA (Pavilion on James Senior Hsg.)(a)          7.500     08/01/2030      5,581,274
-------------------------------------------------------------------------------------------------------------
    8,085,000  Syracuse IDA (Spectrum Medsystems Corp.)(a)              8.500     11/01/2010      7,350,720
-------------------------------------------------------------------------------------------------------------
       25,000  34th Street BID (34th Street Partnership)                5.500     01/01/2023         25,017
-------------------------------------------------------------------------------------------------------------
    3,750,000  Tompkins County IDA (Ithacare Center)                    6.200     02/01/2037      3,985,688
-------------------------------------------------------------------------------------------------------------
    2,790,000  Tompkins County IDA (Kendall at Ithaca)                  7.875     06/01/2015      2,884,581
-------------------------------------------------------------------------------------------------------------
    5,760,000  Tompkins County IDA (Kendall at Ithaca)                  7.875     06/01/2024      5,953,651
-------------------------------------------------------------------------------------------------------------
      180,000  Tompkins Healthcare Corp. (Reconstruction Home)         10.800     02/01/2007        208,823
-------------------------------------------------------------------------------------------------------------
       75,000  Tompkins Healthcare Corp. (Reconstruction Home)         10.800     02/01/2028         88,957
-------------------------------------------------------------------------------------------------------------
      705,000  Tonawanda SCHC                                           6.500     12/01/2010        700,255
-------------------------------------------------------------------------------------------------------------
   62,150,000  Triborough Bridge & Tunnel Authority                     5.000     01/01/2032     58,608,693
-------------------------------------------------------------------------------------------------------------
    8,265,000  Triborough Bridge & Tunnel Authority RITES(a)           14.164(f)  01/01/2027      6,745,893
-------------------------------------------------------------------------------------------------------------
    2,005,000  TSASC, Inc. (TFABs)                                      6.000     07/15/2020      2,066,333
-------------------------------------------------------------------------------------------------------------
    1,940,000  TSASC, Inc. (TFABs)                                      6.000     07/15/2021      1,999,345
-------------------------------------------------------------------------------------------------------------
   15,000,000  TSASC, Inc. (TFABs)                                      6.250     07/15/2027     15,669,750
-------------------------------------------------------------------------------------------------------------
   12,875,000  TSASC, Inc. (TFABs)                                      6.250     07/15/2034     13,423,218
-------------------------------------------------------------------------------------------------------------
    2,000,000  TSASC, Inc. (TFABs)                                      6.375     07/15/2039      2,099,160
-------------------------------------------------------------------------------------------------------------
   11,970,000  TSASC, Inc. (TFABs) RITES(a)                            18.008(f)  07/15/2034     14,344,130
-------------------------------------------------------------------------------------------------------------
   30,875,000  TSASC, Inc. (TFABs) RITES(a)                            18.508(f)  07/15/2039     36,133,630
-------------------------------------------------------------------------------------------------------------
       55,000  Tupper Lake HDC                                          8.125     10/01/2010         55,393
-------------------------------------------------------------------------------------------------------------
      995,000  UCP/HCA of Chemung County                                6.600     08/01/2022      1,109,773
-------------------------------------------------------------------------------------------------------------
      725,000  Ulster County IDA (Benedictine Hospital)                 6.400     06/01/2014        683,523
-------------------------------------------------------------------------------------------------------------
    1,945,000  Ulster County IDA (Benedictine Hospital)                 6.450     06/01/2024      1,730,564
-------------------------------------------------------------------------------------------------------------
      170,000  Ulster County IDA (Brooklyn Bottling)                    7.800     06/30/2002        170,332
-------------------------------------------------------------------------------------------------------------
    1,915,000  Ulster County IDA (Brooklyn Bottling)                    8.600     06/30/2022      1,970,401
-------------------------------------------------------------------------------------------------------------
    4,000,000  Ulster County IDA (Kingston Hospital)                    5.650     11/15/2024      3,907,880
-------------------------------------------------------------------------------------------------------------
    1,465,000  Ulster County IDA (Mid-Hsg. Family Health)               5.350     07/01/2023      1,431,173
-------------------------------------------------------------------------------------------------------------
    2,250,000  Ulster County Res Rec                                    6.000     03/01/2014      2,308,680
-------------------------------------------------------------------------------------------------------------
    2,000,000  Ulster County Tobacco Asset Securitization Corp.         0.000(v)  06/01/2025      1,720,900
-------------------------------------------------------------------------------------------------------------
    1,635,000  Ulster County Tobacco Asset Securitization Corp.         0.000(v)  06/01/2040        973,299
-------------------------------------------------------------------------------------------------------------
      765,000  Ulster County Tobacco Asset Securitization Corp.         6.000     06/01/2040        777,095
-------------------------------------------------------------------------------------------------------------
    2,470,000  Union Hsg. Authority (Methodist Homes)                   7.625     11/01/2016      2,560,624
-------------------------------------------------------------------------------------------------------------
      150,000  Union Hsg. Authority (Methodist Homes)                   8.350     04/01/2002        150,845
-------------------------------------------------------------------------------------------------------------
    2,010,000  Union Hsg. Authority (Methodist Homes)                   8.500     04/01/2012      2,112,490
-------------------------------------------------------------------------------------------------------------
   20,095,000  United Nations Devel. Corp., Series B                    5.600     07/01/2026     20,093,794
-------------------------------------------------------------------------------------------------------------
   17,150,000  United Nations Devel. Corp., Series C                    5.600     07/01/2026     17,149,314

                         32 | ROCHESTER FUND MUNICIPALS

    Principal                                                                                Market Value
      Amount                                                         Coupon       Maturity     See Note 1
-----------------------------------------------------------------------------------------------------------
 New York Continued

 $    80,000  Utica Free Academy Devel. Corp. (Loretto-Utica Corp.)   5.950%    07/01/2035   $     80,094
-----------------------------------------------------------------------------------------------------------
     100,000  Utica GO                                                5.900     12/01/2002        102,077
-----------------------------------------------------------------------------------------------------------
     580,000  Utica GO                                                6.000     01/15/2006        602,788
-----------------------------------------------------------------------------------------------------------
     500,000  Utica GO                                                6.100     01/15/2013        531,910
-----------------------------------------------------------------------------------------------------------
     500,000  Utica GO                                                6.200     01/15/2014        532,655
-----------------------------------------------------------------------------------------------------------
     560,000  Utica GO                                                6.250     01/15/2007        586,387
-----------------------------------------------------------------------------------------------------------
     500,000  Utica GO                                                6.250     01/15/2015        532,855
-----------------------------------------------------------------------------------------------------------
   3,000,000  Utica IDA (Utica College Civic Facility)                5.750     08/01/2028      2,673,630
-----------------------------------------------------------------------------------------------------------
   1,250,000  Utica IDA (Utica College Civic Facility)                6.750     12/01/2021      1,247,863
-----------------------------------------------------------------------------------------------------------
   3,550,000  Utica IDA (Utica College Civic Facility)                6.850     12/01/2031      3,543,007
-----------------------------------------------------------------------------------------------------------
     950,000  Vigilant EHL (Thomaston Volunteer Fire Dept.)           7.500     11/01/2012        968,943
-----------------------------------------------------------------------------------------------------------
   8,440,000  Warren & Washington Counties IDA (Adirondack Res Rec)   8.000     12/15/2012      7,990,570
-----------------------------------------------------------------------------------------------------------
   8,635,000  Warren & Washington Counties IDA (Adirondack Res Rec)   8.200     12/15/2010      8,317,923
-----------------------------------------------------------------------------------------------------------
   8,965,000  Warren & Washington Counties IDA (Adirondack Res Rec)   8.200     12/15/2010      8,654,542
-----------------------------------------------------------------------------------------------------------
     100,000  Watervliet EHC                                          8.000     11/15/2003        100,305
-----------------------------------------------------------------------------------------------------------
      95,000  Watervliet EHC                                          8.000     11/15/2004         95,299
-----------------------------------------------------------------------------------------------------------
      95,000  Watervliet EHC                                          8.000     11/15/2005         95,227
-----------------------------------------------------------------------------------------------------------
     100,000  Watervliet EHC                                          8.000     11/15/2006        100,239
-----------------------------------------------------------------------------------------------------------
     100,000  Watervliet EHC                                          8.000     11/15/2007        100,239
-----------------------------------------------------------------------------------------------------------
     100,000  Watervliet EHC                                          8.000     11/15/2008        100,239
-----------------------------------------------------------------------------------------------------------
     100,000  Watervliet EHC                                          8.000     11/15/2009        100,239
-----------------------------------------------------------------------------------------------------------
     170,000  Wayne County IDA (ARC)                                  7.250     03/01/2003        170,002
-----------------------------------------------------------------------------------------------------------
   2,925,000  Wayne County IDA (ARC)                                  8.375     03/01/2018      3,020,501
-----------------------------------------------------------------------------------------------------------
   1,870,000  Westchester County IDA (Beth Abraham Hospital)          8.375     12/01/2025      1,995,421
-----------------------------------------------------------------------------------------------------------
   1,162,800  Westchester County IDA (Clearview School)               9.375     01/01/2021      1,229,114
-----------------------------------------------------------------------------------------------------------
   2,000,000  Westchester County IDA (Hebrew Hospital Senior Hsg.)    7.375     07/01/2030      2,009,560
-----------------------------------------------------------------------------------------------------------
   2,220,000  Westchester County IDA (JBFS)                           6.750     12/15/2012      2,248,438
-----------------------------------------------------------------------------------------------------------
   1,560,000  Westchester County IDA (JDAM)                           6.750     04/01/2016      1,629,950
-----------------------------------------------------------------------------------------------------------
   3,250,000  Westchester County IDA (Lawrence Hospital)              5.000     01/01/2028      2,859,643
-----------------------------------------------------------------------------------------------------------
     800,000  Westchester County IDA (Lawrence Hospital)              5.125     01/01/2018        746,168
-----------------------------------------------------------------------------------------------------------
   1,275,000  Westchester County IDA
              (Living Independently for the Elderly)                  5.375     08/20/2021      1,268,791
-----------------------------------------------------------------------------------------------------------
   3,035,000  Westchester County IDA
              (Living Independently for the Elderly)                  5.400     08/20/2032      2,995,393
-----------------------------------------------------------------------------------------------------------
   1,725,000  Westchester County IDA (Rippowam-Cisqua School)         5.750     06/01/2029      1,668,817
-----------------------------------------------------------------------------------------------------------
      85,000  Westchester County IDA (Westchester Airport)            5.950     08/01/2024         85,026
-----------------------------------------------------------------------------------------------------------
   2,500,000  Westchester County IDA (Winward School)                 5.250     10/01/2031      2,407,000
-----------------------------------------------------------------------------------------------------------
  24,110,000  Westchester County Tobacco Asset Securitization Corp.   0.000(v)  07/15/2029     25,180,966
-----------------------------------------------------------------------------------------------------------
  76,375,000  Westchester County Tobacco Asset Securitization Corp.   0.000(v)  07/15/2039     53,189,078
-----------------------------------------------------------------------------------------------------------
   1,700,000  Yates County IDA (Keuka College)                        8.750     08/01/2015      1,841,627
-----------------------------------------------------------------------------------------------------------
     870,000  Yates County IDA (Keuka College)                        9.000     08/01/2011        897,536
-----------------------------------------------------------------------------------------------------------
   3,825,000  Yates County IDA (SSMH)                                 5.650     02/01/2039      3,888,457
-----------------------------------------------------------------------------------------------------------
  15,000,000  Yonkers IDA (Community Development Properties)          6.625     02/01/2026     15,768,150
-----------------------------------------------------------------------------------------------------------
   4,685,000  Yonkers IDA (Hudson Scenic Studio)                      6.625     11/01/2019      4,318,165
-----------------------------------------------------------------------------------------------------------
   1,590,000  Yonkers IDA (Philipsburgh Hall Associates)              7.500     11/01/2030      1,613,294
-----------------------------------------------------------------------------------------------------------
   2,500,000  Yonkers IDA (St. John's Riverside Hospital)             7.125     07/01/2031      2,564,050

                         33 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued

    Principal                                                                                      Market Value
      Amount                                                              Coupon     Maturity        See Note 1
-----------------------------------------------------------------------------------------------------------------
 New York Continued

 $   390,000  Yonkers IDA (St. Joseph's Hospital)                          7.500%  12/30/2003     $     393,358
-----------------------------------------------------------------------------------------------------------------
   3,270,000  Yonkers IDA (St. Joseph's Hospital)                          8.500   12/30/2013         3,423,461
-----------------------------------------------------------------------------------------------------------------
   2,200,000  Yonkers IDA (St. Joseph's Hospital), Series 98-A             6.150   03/01/2015         1,726,252
-----------------------------------------------------------------------------------------------------------------
   2,100,000  Yonkers IDA (St. Joseph's Hospital), Series 98-B             6.150   03/01/2015         1,647,786
-----------------------------------------------------------------------------------------------------------------
   1,000,000  Yonkers IDA (St. Joseph's Hospital), Series 98-C             6.200   03/01/2020           748,880
-----------------------------------------------------------------------------------------------------------------
     135,000  Yonkers IDA (Westchester School)                             7.375   12/30/2003           136,017
-----------------------------------------------------------------------------------------------------------------
   3,375,000  Yonkers IDA (Westchester School)                             8.750   12/30/2023         3,592,114
-----------------------------------------------------------------------------------------------------------------
     800,000  Yonkers Parking Authority                                    6.000   06/15/2018           810,040
-----------------------------------------------------------------------------------------------------------------
   1,215,000  Yonkers Parking Authority                                    6.000   06/15/2024         1,218,864
-----------------------------------------------------------------------------------------------------------------
     420,000  Yonkers Parking Authority                                    7.750   12/01/2004           441,601
                                                                                                 ----------------
                                                                                                  5,073,109,814
-----------------------------------------------------------------------------------------------------------------
 Other States--4.5%

   1,045,000  Allegheny County, PA HDA
              (West Penn Allegheny Health System)                          9.250   11/15/2015         1,102,757
-----------------------------------------------------------------------------------------------------------------
  11,000,000  Allegheny County, PAHDA
              (West Penn Allegheny Health System)                          9.250   11/15/2022        11,569,580
-----------------------------------------------------------------------------------------------------------------
  51,900,000  Allegheny County, PAHDA
              (West Penn Allegheny Health System)                          9.250   11/15/2030        54,617,484
-----------------------------------------------------------------------------------------------------------------
  41,085,000  Alliance Airport Authority, TX (American Airlines)           7.500   12/01/2029        38,156,461
-----------------------------------------------------------------------------------------------------------------
   3,000,000  Ashland, KY Solid Waste (Ashland Oil)                        7.200   10/01/2020         3,063,300
-----------------------------------------------------------------------------------------------------------------
   6,900,000  Beauregard Parish, LA (Boise Cascade Corp.)                  7.750   06/01/2021         7,053,939
-----------------------------------------------------------------------------------------------------------------
      10,000  Burlington, KS Pollution Control
              (Kansas Gas & Electric Company)                              7.000   06/01/2031            10,325
-----------------------------------------------------------------------------------------------------------------
       5,000  CA EFA (Loyola University)                                   6.000   10/01/2014             5,020
-----------------------------------------------------------------------------------------------------------------
       5,000  CA Health Facilities Financing Authority
              (Santa Barbara Medical Foundation)                           7.000   07/01/2009             5,010
-----------------------------------------------------------------------------------------------------------------
   1,250,000  Chicago, IL O'Hare International Airport (American Airlines) 8.200   12/01/2024         1,252,350
-----------------------------------------------------------------------------------------------------------------
   4,890,000  Courtland, ALIDB (Champion International Corp.)              7.200   12/01/2013         5,078,069
-----------------------------------------------------------------------------------------------------------------
  27,330,000  Dallas-Fort Worth, TX International Airport
              (American Airlines)                                          7.250   11/01/2030        25,002,031
-----------------------------------------------------------------------------------------------------------------
  12,235,000  Dallas-Fort Worth, TX International Airport
              (Delta Air Lines)                                            7.125   11/01/2026        11,085,644
-----------------------------------------------------------------------------------------------------------------
       5,000  DE EDA (1st Mtg.), Series A                                  8.125   05/01/2012             5,140
-----------------------------------------------------------------------------------------------------------------
   4,200,000  Gulf Coast Waste Disposal Authority, TX
              (Champion International Corp.)                               7.375   10/01/2025         4,385,388
-----------------------------------------------------------------------------------------------------------------
       5,000  Harris County, TX Toll Road Senior Lien                      6.625   08/15/2017             5,018
-----------------------------------------------------------------------------------------------------------------
  12,985,000  Hillsborough County, FLAviation Authority (US Airways)       8.600   01/15/2022         7,223,296
-----------------------------------------------------------------------------------------------------------------
   4,335,000  IL DFA (Citizens Utilities Company)                          7.150   08/01/2020         4,336,214
-----------------------------------------------------------------------------------------------------------------
  30,190,000  IL DFA Pollution Control (Commonwealth Edison Corp.)         7.250   06/01/2011        30,836,972
-----------------------------------------------------------------------------------------------------------------
     110,000  Kenton County, KY Airport (Delta Air Lines)                  7.125   02/01/2021           102,681
-----------------------------------------------------------------------------------------------------------------
     100,000  Kenton County, KY Airport (Delta Air Lines)                  7.500   02/01/2012            97,677
-----------------------------------------------------------------------------------------------------------------
   8,000,000  Kenton County, KY Airport (Delta Air Lines)                  7.500   02/01/2020         7,731,120
-----------------------------------------------------------------------------------------------------------------
     825,000  MA H&E Facilities Authority (Beverly Hospital)               7.300   07/01/2013           840,304
-----------------------------------------------------------------------------------------------------------------
   1,200,000  Marshall County, WV Pollution Control
              (Ohio Power Company)                                         6.850   06/01/2022         1,232,688
-----------------------------------------------------------------------------------------------------------------
   1,735,000  McMinn County, TN IDB Pollution Control
              (Calhoun Newsprint)                                          7.625   03/01/2016         1,774,020

                         34 | ROCHESTER FUND MUNICIPALS

    Principal                                                                                          Market Value
      Amount                                                            Coupon       Maturity            See Note 1
---------------------------------------------------------------------------------------------------------------------
Other States Continued

$ 5,750,000  McMinn County, TN IDB Solid Waste
             (Calhoun Newsprint)                                         7.400%    12/01/2022            $6,013,005
---------------------------------------------------------------------------------------------------------------------
      5,000  MD Community Devel. Hsg. (People's Resource Center)         6.850     05/15/2033                 5,114
---------------------------------------------------------------------------------------------------------------------
  2,000,000  ME Finance Authority (Great Northern Paper)                 7.750     10/01/2022             2,091,040
---------------------------------------------------------------------------------------------------------------------
      5,000  MI Strategic Fund Limited Obligation (Ford Motor Company)   6.550     10/01/2022                 5,115
---------------------------------------------------------------------------------------------------------------------
      5,000  Montgomery County, MD HOC (Single Family Mtg.), Series B    6.625     07/01/2028                 5,091
---------------------------------------------------------------------------------------------------------------------
      5,000  Nassau County, FL Pollution Control (ITT Rayonier)          6.250     06/01/2010                 5,025
---------------------------------------------------------------------------------------------------------------------
  2,850,000  NH HE&H Facilities Authority (Catholic Medical Center)      8.250     07/01/2013             2,855,016
---------------------------------------------------------------------------------------------------------------------
     10,000  Northern CA Power Agency (California-Oregon Transmission)   6.000     05/01/2024                10,113
---------------------------------------------------------------------------------------------------------------------
    735,000  NV Hsg. Division (Single Family Mtg.), Series B             7.850     10/01/2010               754,478
---------------------------------------------------------------------------------------------------------------------
     10,000  OH Higher Educational Facility Commission (Kenyon College)  7.400     05/01/2007                10,270
---------------------------------------------------------------------------------------------------------------------
     50,000  OR State GO                                                 9.000     04/01/2007                50,874
---------------------------------------------------------------------------------------------------------------------
 10,000,000  Port Corpus Christi Authority, TX (Hoechst Celanese Corp.)  6.875     04/01/2017            10,267,500
---------------------------------------------------------------------------------------------------------------------
    190,000  Port Corpus Christi Authority, TX (Hoechst Celanese Corp.)  7.500     08/01/2012               194,309
---------------------------------------------------------------------------------------------------------------------
     20,000  Portsmouth, VA Redevelopment & Hsg. Authority (Holiday Inn) 7.375     05/15/2010                19,023
---------------------------------------------------------------------------------------------------------------------
     10,000  Radcliff, KY Sewer Revenue                                  6.600     12/01/2007                10,277
---------------------------------------------------------------------------------------------------------------------
  7,900,000  Richland County, SC Solid Waste (Union Camp Corp.)          6.750     05/01/2022             8,121,279
---------------------------------------------------------------------------------------------------------------------
  2,750,905  Robbins, IL Res Rec (Robbins Res Rec Partners)(a)           7.250     10/15/2009             2,156,710
---------------------------------------------------------------------------------------------------------------------
    100,000  Sartell, MN Pollution Control (Champion International Corp.)6.950     10/01/2012               102,936
---------------------------------------------------------------------------------------------------------------------
     10,000  SC Resource Authority Local Government Program              7.250     06/01/2020                10,194
---------------------------------------------------------------------------------------------------------------------
      5,000  Southern CA Public Power Authority                          6.000     07/01/2018                 5,004
---------------------------------------------------------------------------------------------------------------------
  3,500,000  St. Charles Parish, LA (Louisiana Power & Light Company)    7.500     06/01/2021             3,577,350
---------------------------------------------------------------------------------------------------------------------
  1,145,000  VT Educational & Health BFA (St. Johnsbury Academy)         7.150     04/15/2014             1,183,964
---------------------------------------------------------------------------------------------------------------------
     20,000  York, PA Hsg. Corp., Series A                               6.875     11/01/2009                20,251
                                                                                                         ------------
                                                                                                        254,046,426
---------------------------------------------------------------------------------------------------------------------
U.S. Possessions--7.6%(e)
    400,000  American Samoa Power Authority                              6.900     09/01/2002               411,556
---------------------------------------------------------------------------------------------------------------------
    500,000  American Samoa Power Authority                              6.950     09/01/2003               529,620
---------------------------------------------------------------------------------------------------------------------
    500,000  American Samoa Power Authority                              7.000     09/01/2004               540,245
---------------------------------------------------------------------------------------------------------------------
    800,000  American Samoa Power Authority                              7.200     09/01/2002               824,680
---------------------------------------------------------------------------------------------------------------------
  4,225,000  Guam Airport Authority, Series A                            6.500     10/01/2023             4,314,359
---------------------------------------------------------------------------------------------------------------------
  3,675,000  Guam Airport Authority, Series B                            6.600     10/01/2010             3,779,738
---------------------------------------------------------------------------------------------------------------------
 65,750,000  Guam Airport Authority, Series B                            6.700     10/01/2023            67,711,323
---------------------------------------------------------------------------------------------------------------------
  2,995,000  Guam EDA (Harmon Village Apartments)(a,b,d)                 9.375     11/01/2018             1,126,120
---------------------------------------------------------------------------------------------------------------------
  2,500,000  Guam EDA (Royal Socio Apartments)                           9.500     11/01/2018             2,515,700
---------------------------------------------------------------------------------------------------------------------
  4,980,000  Guam GO, Series A                                           5.400     11/15/2018             4,897,979
---------------------------------------------------------------------------------------------------------------------
  1,000,000  Northern Mariana Islands, Series A                          6.000     06/01/2020             1,026,160
---------------------------------------------------------------------------------------------------------------------
  4,860,000  Northern Mariana Islands, Series A                          6.250     03/15/2028             4,794,730
---------------------------------------------------------------------------------------------------------------------
 10,000,000  Northern Mariana Islands, Series A                          7.375     06/01/2030            10,100,000
---------------------------------------------------------------------------------------------------------------------
    451,111  Puerto Rico Dept. of Corrections Equipment Lease(a)         8.000     04/17/2003               451,017
---------------------------------------------------------------------------------------------------------------------
    450,128  Puerto Rico Family Dept. Furniture Lease(a)                 8.000     08/18/2003               450,899
---------------------------------------------------------------------------------------------------------------------
  1,800,988  Puerto Rico Family Dept. Furniture Lease(a,d)              12.725     08/12/2003             1,878,504
---------------------------------------------------------------------------------------------------------------------
  1,600,000  Puerto Rico GO RITES(a)                                     9.235(f)  07/01/2022(p)          1,680,000
---------------------------------------------------------------------------------------------------------------------
  1,000,000  Puerto Rico GO YCN(a)                                      10.020(f)  07/01/2015(p)          1,073,420
---------------------------------------------------------------------------------------------------------------------
  4,346,786  Puerto Rico Health Dept. Computer Lease(a)                  7.438     03/26/2003             4,330,878

                         35 | ROCHESTER FUND MUNICIPALS

STATEMENT OF INVESTMENTS  Continued
-------------------------------------------------------------------------------

    Principal                                                                                          Market Value
      Amount                                                            Coupon       Maturity            See Note 1
---------------------------------------------------------------------------------------------------------------------
U.S. Possessions Continued

$   750,000  Puerto Rico HFA (Affordable Hsg.)                           6.250%    04/01/2029            $  773,550
---------------------------------------------------------------------------------------------------------------------
  2,225,000  Puerto Rico HFC                                             5.500     12/01/2023             2,247,695
---------------------------------------------------------------------------------------------------------------------
     10,000  Puerto Rico HFC                                             7.300     10/01/2006                10,068
---------------------------------------------------------------------------------------------------------------------
    200,000  Puerto Rico HFC                                             7.500     10/01/2015               207,842
---------------------------------------------------------------------------------------------------------------------
  4,960,000  Puerto Rico HFC                                             7.500     04/01/2022             5,154,482
---------------------------------------------------------------------------------------------------------------------
    185,000  Puerto Rico IMEPCF (Instituto Medico)                       9.500     04/01/2003               186,881
---------------------------------------------------------------------------------------------------------------------
    300,403  Puerto Rico Industrial Commission Computer Lease(a)         8.000     03/26/2003               300,494
---------------------------------------------------------------------------------------------------------------------
  1,215,000  Puerto Rico Infrastructure                                  7.500     07/01/2009             1,232,861
---------------------------------------------------------------------------------------------------------------------
    660,000  Puerto Rico Infrastructure                                  7.750     07/01/2008               669,702
---------------------------------------------------------------------------------------------------------------------
    165,000  Puerto Rico Infrastructure                                  7.900     07/01/2007               167,426
---------------------------------------------------------------------------------------------------------------------
  2,500,000  Puerto Rico ITEMECF (Ana G. Mendez University)              5.375     02/01/2029             2,354,000
---------------------------------------------------------------------------------------------------------------------
 42,800,000  Puerto Rico ITEMECF (Cogeneration Facilities)               6.625     06/01/2026            46,128,128
---------------------------------------------------------------------------------------------------------------------
  3,840,000  Puerto Rico ITEMECF (Mennonite General Hospital)            5.625     07/01/2017             3,490,445
---------------------------------------------------------------------------------------------------------------------
    985,000  Puerto Rico ITEMECF (Mennonite General Hospital)            5.625     07/01/2027               838,383
---------------------------------------------------------------------------------------------------------------------
  8,735,000  Puerto Rico ITEMECF (Mennonite General Hospital)            6.500     07/01/2018             8,691,325
---------------------------------------------------------------------------------------------------------------------
 12,240,000  Puerto Rico ITEMECF (Mennonite General Hospital)            6.500     07/01/2026            11,706,826
---------------------------------------------------------------------------------------------------------------------
     80,000  Puerto Rico ITEMECF (Polytech University)                   5.500     08/01/2024                73,785
---------------------------------------------------------------------------------------------------------------------
      5,000  Puerto Rico ITEMECF (Polytech University)                   5.700     08/01/2013                 4,962
---------------------------------------------------------------------------------------------------------------------
    940,000  Puerto Rico ITEMECF (Polytech University)                   6.500     08/01/2024               972,768
---------------------------------------------------------------------------------------------------------------------
    750,000  Puerto Rico ITEMECF (Ryder Memorial Hospital)               6.400     05/01/2009               771,195
---------------------------------------------------------------------------------------------------------------------
  2,425,000  Puerto Rico ITEMECF (Ryder Memorial Hospital)               6.600     05/01/2014             2,386,637
---------------------------------------------------------------------------------------------------------------------
  5,250,000  Puerto Rico ITEMECF (Ryder Memorial Hospital)               6.700     05/01/2024             5,118,960
---------------------------------------------------------------------------------------------------------------------
  7,000,000  Puerto Rico ITEMECF (San Lucas & Cristo Redentor Hospitals) 5.750     06/01/2029             5,946,500
---------------------------------------------------------------------------------------------------------------------
  8,000,000  Puerto Rico ITEMECF (University of the Sacred Heart)        5.250     09/01/2031             7,691,520
---------------------------------------------------------------------------------------------------------------------
     91,649  Puerto Rico Medical Services Equipment Lease(a)             7.300     02/27/2003                91,355
---------------------------------------------------------------------------------------------------------------------
    259,124  Puerto Rico Medical Services Ventilator Lease(a,d)          7.500     04/01/2003               258,632
---------------------------------------------------------------------------------------------------------------------
 32,470,000  Puerto Rico Port Authority (American Airlines)              6.250     06/01/2026            26,678,326
---------------------------------------------------------------------------------------------------------------------
 12,470,000  Puerto Rico Port Authority (American Airlines)              6.300     06/01/2023            10,412,699
---------------------------------------------------------------------------------------------------------------------
  9,641,261  Puerto Rico Public Buildings Authority Computer Lease(a)    6.528     05/01/2004             9,534,436
---------------------------------------------------------------------------------------------------------------------
  7,500,000  Puerto Rico Public Finance Corp., Series E(w)               5.700     08/01/2025             7,550,250
---------------------------------------------------------------------------------------------------------------------
 45,000,000  Puerto Rico Public Finance Corp., Series E(w)               5.750     08/01/2030            45,262,800
---------------------------------------------------------------------------------------------------------------------
    870,873  Puerto Rico Rio Grande Computer Lease(a,b,d)                8.000     09/02/2003               772,901
---------------------------------------------------------------------------------------------------------------------
  2,247,808  Puerto Rico Rio Grande Equipment Lease(a,b,d)               8.800     10/13/2003             1,996,054
---------------------------------------------------------------------------------------------------------------------
    142,663  Puerto Rico Rio Grande Vehicle Lease(a,b,d)                 9.000     01/23/2003               126,614
---------------------------------------------------------------------------------------------------------------------
    391,762  Puerto Rico San Sebastian Garage Lease(a)                  10.000     09/16/2005               408,679
---------------------------------------------------------------------------------------------------------------------
    191,140  Puerto Rico State Courts Vehicle Leasea(a)                  8.000     03/26/2003               191,752
---------------------------------------------------------------------------------------------------------------------
  2,000,000  University of V.I.                                          6.250     12/01/2029             2,111,020
---------------------------------------------------------------------------------------------------------------------
    770,000  University of V.I.                                          7.250     10/01/2004(p)            858,519
---------------------------------------------------------------------------------------------------------------------
  3,570,000  University of V.I.                                          7.700     10/01/2019(p)          4,094,790
---------------------------------------------------------------------------------------------------------------------
  5,175,000  University of V.I.                                          7.750     10/01/2024(p)          5,942,504
---------------------------------------------------------------------------------------------------------------------
     60,000  V.I. HFA                                                    6.450     03/01/2016                61,816
---------------------------------------------------------------------------------------------------------------------
 10,000,000  V.I. Public Finance Authority                               5.500     10/01/2015            10,127,200
---------------------------------------------------------------------------------------------------------------------
  1,000,000  V.I. Public Finance Authority                               5.500     10/01/2018             1,002,320
---------------------------------------------------------------------------------------------------------------------
 16,220,000  V.I. Public Finance Authority                               5.500     10/01/2022            16,069,965
---------------------------------------------------------------------------------------------------------------------
  7,500,000  V.I. Public Finance Authority                               5.625     10/01/2025             7,512,075

                         36 | ROCHESTER FUND MUNICIPALS

    Principal                                                                                          Market Value
      Amount                                                            Coupon       Maturity            See Note 1
---------------------------------------------------------------------------------------------------------------------
U.S. Possessions Continued
$ 1,595,000  V.I. Public Finance Authority                              5.750%     10/01/2013        $    1,574,090
---------------------------------------------------------------------------------------------------------------------
 11,415,000  V.I. Public Finance Authority                              5.875      10/01/2018            11,222,886
---------------------------------------------------------------------------------------------------------------------
  6,830,000  V.I. Public Finance Authority                              6.000      10/01/2022             6,729,667
---------------------------------------------------------------------------------------------------------------------
 13,955,000  V.I. Public Finance Authority                              6.125      10/01/2029            14,631,818
---------------------------------------------------------------------------------------------------------------------
  9,250,000  V.I. Public Finance Authority                              6.500      10/01/2024             9,900,275
---------------------------------------------------------------------------------------------------------------------
    730,000  V.I. Public Finance Authority                              7.125      10/01/2004(p)            784,020
---------------------------------------------------------------------------------------------------------------------
  9,915,000  V.I. Public Finance Authority Computer Lease(a)            6.250      01/01/2005            10,202,139
---------------------------------------------------------------------------------------------------------------------
     75,000  V.I. Water & Power Authority                               5.300      07/01/2018                71,843
---------------------------------------------------------------------------------------------------------------------
  3,515,000  V.I. Water & Power Authority                               5.300      07/01/2021             3,316,438
---------------------------------------------------------------------------------------------------------------------
  2,500,000  V.I. Water & Power Authority                               5.500      07/01/2017             2,422,750
                                                                                                     ----------------
                                                                                                        431,483,996
---------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $5,775,924,154)--101.5%                                              5,758,640,236
---------------------------------------------------------------------------------------------------------------------
Liabilities in Excess of Other Assets--(1.5%)                                                            (87,780,372)
                                                                                                     ----------------
Net Assets--100.0%                                                                                    $5,670,859,864
                                                                                                     ================

Footnotes to Statement of Investments

a. Illiquid security--See Note 5 of Notes to Financial Statements.
b. Non-income-accruing security.
c. Represents securities sold under Rule 144A, which are exempt from registration under the Securities Act of 1933, as amended. These securities have been determined to be liquid under guidelines established by the Board of Trustees. These securities amount to $2,314,569, or 0.04% of the Fund's net assets as of December 31, 2001.
d. Issuer is in default.
e. All income earned on securities categorized as U.S. Possessions is exempt from federal, New York State and New York City income taxes for the year ended December 31, 2001.
f. Represents the current interest rate for a variable rate bond known as an "inverse floater"-See Note 1 of Notes to Financial Statements.
p. This issue has been prerefunded to an earlier date.
v. Represents the current interest rate for a variable or increasing rate security.
w. When-issued security or forward purchase commitment to be delivered and settled after December 31, 2001.

As of December 31, 2001, securities subject to the alternative minimum tax amount to $1,750,343,256 or 30.9% of the Fund's net assets.

See accompanying Notes to Financial Statements.

                         37 | ROCHESTER FUND MUNICIPALS

FOOTNOTES TO STATEMENT OF INVESTMENTS  Continued
===============================================================================
Portfolio Abbreviations  December 31, 2001

To simplify the listing of securities in the Statement of Investments, abbreviations are used per the table below:

ACDS      Association for Children with Down Syndrome           IVRC     Inverse Variable Rate Certificate
ACLD      Adults and Children with Learning and                 JBFS     Jewish Board of Family Services
          Developmental Disabilities                            JCC      Jewish Community Center
ADD       Aid to the DevelopmentallyDisabled                    JDAM     Julia Dyckman Andrus Memorial
ALIA      Alliance of Long Island Agencies                      L.I.     Long Island
ARC       Association of Retarded Citizens                      LEVRRS   Leveraged Reverse Rate Security
ASMF      Amsterdam Sludge Management Facility                  LGAC     Local Government Assistance Corporation
BFA       Buildings Financing Agency                            LGSC     Local Government Services Corporation
BID       Business Improvement District                         LILCO    Long Island Lighting Corporation
CAB       Capital Appreciation Bond                             LRRHCF   Loretto Rest Residential Health Care Facility
CARS      Complimentary Auction Rate Security                   LVH      Little Village House
CCSSVD    Central Council of the Society of St. Vincent dePaul  MCH      Maryhaven Center of Hope
CFGA      Child and FamilyGuidance Association                  MSH      Mount Sinai Hospital
CNGCS     Central Nassau Guidance and Counseling Services       MTA      Metropolitan Transportation Authority
Con Ed    Consolidated Edison Company                           NH&HC    Nursing Home and Health Care
COP       Certificates of Participation                         NIMO     Niagara Mohawk Power Corporation
CSD       Central School District                               NYC      New York City
CSMR      Community Services for the Mentally Retarded          NYS      New York State
DA        Dormitory Authority                                   NYSEG    New York State Electric and Gas
DDI       Developmental Disabilities Institute                  NYU      New York University
DFA       Development Finance Authority                         OBPWC    Ocean Bay Park Water Corporation
DIAMONDS  Direct Investment of Accrued Municipals               PRFF     Puerto Rican Family Foundation
EDA       Economic Development Authority                        Res Rec  Resource Recovery Facility
EFA       Educational Facilities Authority                      RG&E     Rochester Gas and Electric
EFC       Environmental Facilities Corporation                  RIBS     Residual Interest Bonds
EHC       Elderly Housing Corporation                           RIT      Rochester Institute of Technology
EHL       Engine Hook and Ladder                                RITES    Residual Interest Tax Exempt Security
ERDA      Energy Research and Development Authority             SCHC     Senior Citizen Housing Corporation
FHA       Federal Housing Authority                             SCSB     Schuyler Community Services Board
FREE      Family Residences and Essential Enterprises           SLCD     School for Language and Communication
GJSR      Gurwin Jewish Senior Residences                                Development
GO        General Obligation                                    SMCFS    St. Mary's Children and Family Services
HDA       Hospital Development Authority                        SONYMA   State of New York Mortgage Agency
HDC       Housing Development Corporation                       SSMH     Soldiers and Sailors Memorial Hospital
H&E       Health and Educational                                SUNY     State University of NewYork
HE&H      Higher Educational and Health                         SWMA     Solid Waste Management Authority
HELP      Homeless Economic Loan Program                        TASC     Tobacco Settlement Asset-Backed Bonds
HFA       Housing Finance Agency                                TFA      Transitional Finance Authority
HFC       Housing Finance Corporation                           TFABs    Tobacco Flexible Amortization Bonds
HJDOI     Hospital for Joint Diseases Orthopaedic Institute     UCPAGS   United Cerebral PalsyAssociation of
HOC       Housing Opportunities Commission                               Greater Suffolk
IDA       Industrial Development Agency                         UCP/HCA  United Cerebral Palsy and Handicapped
IDB       Industrial Development Board                                   Children's Association
IFA       Interim Finance Authority                             UDC      Urban Development Corporation
IGHL      Independent Group Home for Living                     V.I.     United States Virgin Islands
IMEPCF    Industrial, Medical and Environmental Pollution       WORCA    Working Organization for Retarded
          Control Facilities                                             Children and Adults
INFLOS    Inverse Floating Rate Securities                      WWH      Wyandach/Wheatley Heights
IRS       Inverse Rate Security                                 YCN      Yield Curve Note
ITEMECF   Industrial, Tourist, Educational, Medical and         YCR      Yield Curve Receipt
          Environmental Community Facilities                    YMCA     Young Men's Christian Association

                         38 | ROCHESTER FUND MUNICIPALS

================================================================================
Industry Concentrations  December 31,2001

Distribution of investments by industry of issue, as a percentage of total investments at value, is as follows:

Industry                                                      Market Value   Percent
------------------------------------------------------------------------------------
Hospital/Healthcare                                         $  890,031,941     15.5%
Special Assessment                                             597,701,841     10.4
Electric Utilities                                             575,858,305     10.0
Marine/Aviation Facilities                                     453,504,700      7.9
Water Utilities                                                443,301,073      7.7
Multifamily Housing                                            387,889,486      6.7
Adult Living Facilities                                        303,950,448      5.3
Manufacturing, Non-Durable Goods                               269,801,324      4.7
Municipal Leases                                               244,917,253      4.3
Higher Education                                               219,569,757      3.8
Nonprofit Organization                                         207,287,735      3.6
Single Family Housing                                          204,793,961      3.6
Resource Recovery                                              180,244,233      3.1
Sales Tax Revenue                                              174,672,670      3.0
General Obligation                                             149,158,296      2.6
Manufacturing, Durable Goods                                   130,453,575      2.3
Highways/Railways                                              130,197,599      2.3
Education                                                       81,664,627      1.4
Pollution Control                                               60,041,568      1.0
Parking Fee Revenue                                             30,884,457      0.5
Gas Utilities                                                   21,934,787      0.3
Sewer Utilities                                                    780,600      0.0
                                                            ------------------------
                                                            $5,758,640,236    100.0%
                                                            ========================

===============================================================================
Summary of Ratings December 31,2001 / Unaudited

Distribution of investments by rating category, as a percentage of total investments at value, is as follows:

Ratings                                                                     Percent
------------------------------------------------------------------------------------
AAA                                                                            15.8%
AA                                                                             18.9
A                                                                              19.9
BBB                                                                            22.0
BB                                                                              4.6
B                                                                               2.0
CCC                                                                             0.1
CC                                                                              0.0
C                                                                               0.0
Not Rated                                                                      16.7
                                                                             -------
                                                                              100.0%
                                                                             =======

Bonds rated by any nationally recognized statistical rating organization are included in the equivalent Standard & Poor's rating category. As a general matter, unrated bonds may be backed by mortgage liens or equipment liens on the underlying property, and also may be guaranteed. Bonds which are backed by a letter of credit or by other financial institutions or agencies may be assigned an investment-grade rating by the Manager, which reflects the quality of the guarantor, institution or agency. Unrated bonds may also be assigned a rating when the issuer has rated bonds outstanding with comparable credit characteristics, or when, in the opinion of the Manager, the bond itself possesses credit characteristics which allow for rating. The unrated bonds in the portfolio are predominantly smaller issuers which have not applied for a bond rating. Only those unrated bonds which subsequent to purchase have not been designated investment grade by the Manager are included in the "Not Rated" category.

                         39 | ROCHESTER FUND MUNICIPALS

STATEMENT OF ASSETS AND LIABILITIES  December 31, 2001

=======================================================================================================
Assets

Investments, at value (cost $5,775,924,154)--see accompanying statement                  $5,758,640,236
-------------------------------------------------------------------------------------------------------
Cash                                                                                          1,017,590
-------------------------------------------------------------------------------------------------------
Receivables and other assets:
Interest                                                                                     91,865,341
Investments sold                                                                             18,382,381
Shares of beneficial interest sold                                                           16,263,473
Other                                                                                         1,337,157
                                                                                         --------------
Total assets                                                                              5,887,506,178

=======================================================================================================
Liabilities

Payables and other liabilities:
Investments purchased (including $119,823,977 purchased
on a when-issued or forward commitment basis)                                               126,424,679
Note payable to bank (interest rate 2.3125% at December 31,2001)                             77,000,000
Shares of beneficial interest redeemed                                                       11,837,742
Trustees'compensation                                                                           863,518
Shareholder reports                                                                             193,606
Other                                                                                           326,769
                                                                                         ==============
Total liabilities                                                                           216,646,314

=======================================================================================================
Net Assets                                                                               $5,670,859,864
                                                                                         ==============

=======================================================================================================
Composition Of Net Assets

Paid-in capital                                                                          $5,835,338,725
-------------------------------------------------------------------------------------------------------
Undistributed (overdistributed) net investment income                                         7,088,010
-------------------------------------------------------------------------------------------------------
Accumulated net realized gain (loss) on investment transactions                            (154,282,953)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments                                   (17,283,918)
                                                                                         --------------
Net Assets                                                                               $5,670,859,864
                                                                                         ==============
=======================================================================================================
Net Asset Value Per Share

Class A Shares:
Net asset value and redemption price per share (based on net assets of
$4,072,929,620 and 232,483,740 shares of beneficial interest outstanding)                       $ 17.52
Maximum offering price per share (net asset value plus sales charge
of 4.75% of offering price)                                                                     $ 18.39
-------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,157,187,157
and 66,097,329 shares of beneficial interest outstanding)                                       $ 17.51
-------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $428,569,170
and 24,488,157 shares of beneficial interest outstanding)                                       $ 17.50
-------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $12,173,917 and 694,944 shares of beneficial interest outstanding)                $ 17.52

See accompanying Notes to Financial Statements.

                         40 | ROCHESTER FUND MUNICIPALS

STATEMENT OF OPERATIONS  For the Year Ended December 31, 2001

====================================================================================================================
Investment Income

Interest                                                                                               $351,456,286

====================================================================================================================
Expenses

Management fees                                                                                          24,490,985
--------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                   5,749,303
Class B                                                                                                   9,964,784
Class C                                                                                                   3,556,016
--------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                   1,615,373
Class B                                                                                                     444,261
Class C                                                                                                     145,459
Class Y                                                                                                      10,242
--------------------------------------------------------------------------------------------------------------------
Accounting service fees                                                                                   1,579,738
--------------------------------------------------------------------------------------------------------------------
Interest expense                                                                                            999,329
--------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                 386,350
--------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                         321,176
--------------------------------------------------------------------------------------------------------------------
Other                                                                                                       329,075
                                                                                                        ------------
Total expenses                                                                                           49,592,091
Less reduction to custodian expenses                                                                       (131,235)
                                                                                                        ------------
Net expenses                                                                                             49,460,856

====================================================================================================================
Net Investment Income                                                                                   301,995,430

====================================================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain (loss) on investments                                                                   6,259,805
--------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation) on investments                                     (72,326,254)
                                                                                                        ------------
Net realized and unrealized gain (loss)                                                                 (66,066,449)

====================================================================================================================
Net Increase in Net Assets Resulting from Operations                                                   $235,928,981
                                                                                                       =============

See accompanying Notes to Financial Statements.

                         41 | ROCHESTER FUND MUNICIPALS

STATEMENTS OF CHANGES IN NET ASSETS

Year Ended December 31,                                                                                     2001             2000
==================================================================================================================================
Operations

Net investment income (loss)                                                                      $  301,995,430   $  251,810,617
----------------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                               6,259,805      (50,141,298)
----------------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                                 (72,326,254)     279,493,295
                                                                                                  ================================
Net increase (decrease) in net assets resulting from operations                                      235,928,981      481,162,614

==================================================================================================================================
Dividends and/or Distributions to Shareholders

Dividends from net investment income:
Class A                                                                                             (227,307,655)    (204,256,245)
Class B                                                                                              (49,388,897)     (37,184,624)
Class C                                                                                              (17,568,908)     (11,798,934)
Class Y                                                                                                 (737,793)        (419,543)

==================================================================================================================================
Beneficial Interest Transactions

Net increase (decrease) in net assets resulting from
beneficial interest transactions:
Class A                                                                                              577,995,182       70,565,357
Class B                                                                                              367,588,703       91,085,731
Class C                                                                                              174,807,039       27,352,830
Class Y                                                                                                1,572,367       10,234,516

==================================================================================================================================
Net Assets

Total increase                                                                                     1,062,889,019      426,741,702
----------------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                                4,607,970,845    4,181,229,143
                                                                                                  --------------------------------
End of period [including undistributed (overdistributed) net investment
income of $7,088,010 and 95,833, respectively]                                                    $5,670,859,864   $4,607,970,845
                                                                                                  ===============================

See accompanying Notes to Financial Statements.

                         42 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS

Class A        Year Ended December 31,                                             2001     2000     1999      1998      1997
==================================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                                              $17.67   $16.78   $18.81    $18.67    $18.00
----------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                               1.06     1.04     1.04      1.04      1.10(1)
Net realized and unrealized gain (loss)                                             (.17)     .89    (2.03)      .15       .67
                                                                                  ------------------------------------------------
Total income (loss) from investment operations                                       .89     1.93     (.99)     1.19      1.77
----------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                               (1.04)   (1.04)   (1.04)    (1.04)    (1.10)
Undistributed net investment income--prior year                                         -       -        -      (.01)        -
                                                                                  ------------------------------------------------
Total dividends and/or distributions to shareholders                               (1.04)   (1.04)   (1.04)    (1.05)    (1.10)
----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                    $17.52   $17.67   $16.78    $18.81    $18.67
                                                                                  ================================================

==================================================================================================================================
Total Return, at Net Asset Value(2)                                                 5.14%   11.93%  (5.51)%     6.52%    10.20%

==================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                                           $4,073   $3,536   $3,288    $3,435    $2,848
----------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                  $3,893   $3,341   $3,559    $3,161    $2,539
----------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                                               5.97%    6.07%    5.78%     5.50%     5.96%
Expenses                                                                            0.72%    0.78%    0.77%     0.78%(4)  0.76%
Expenses, net of interest expense and reduction
to custodian expense(5)                                                             0.70%    0.74%    0.73%     0.75%     0.74%
----------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                               11%      26%      30%       25%        5%

1. Based on average shares outstanding for the period.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offring), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized or periods of less than one full year.
4. Expense ratio has been calculated without adjustment or the reduction to custodian expenses.
5. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         43 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued

Class B            Year Ended December 31,                                        2001     2000     1999      1998      1997(1)
=================================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                                            $17.66   $16.77   $18.79    $18.65    $17.89
---------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                              .91      .89      .89       .89       .74(2)
Net realized and unrealized gain (loss)                                           (.17)     .90    (2.03)      .14       .76
                                                                                -------------------------------------------------
Total income (loss) from investment operations                                     .74     1.79    (1.14)     1.03      1.50
---------------------------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                              (.89)    (.90)    (.88)     (.89)     (.74)
Undistributed net investment income--prior year                                      -        -        -         -         -
                                                                                -------------------------------------------------
Total dividends and/or distributions to shareholders                              (.89)    (.90)    (.88)     (.89)     (.74)
---------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                  $17.51   $17.66   $16.77    $18.79    $18.65
                                                                                =================================================

=================================================================================================================================
Total Return, at Net Asset Value(3)                                               4.25%   10.98%   (6.27)%    5.61%     8.74%

=================================================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                                         $1,157   $  803   $  673    $  494    $  172
---------------------------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                $  997   $  711   $  635    $  329    $   76
---------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                                             5.10%    5.19%     4.91%    4.57%     4.91%
Expenses                                                                          1.58%    1.65%     1.64%    1.64%(5)  1.59%
Expenses, net of interest expense and reduction
to custodian expense(6)                                                           1.56%    1.60%     1.59%     1.61%     1.58%
---------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                             11%      26%       30%       25%        5%

1. For the period rom March 17, 1997 (inception of offering)to December 31,
1997.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized or periods of less than one full year.
5. Expense ratio has been calculated without adjustment or the reduction to custodian expenses.
6. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         44 | ROCHESTER FUND MUNICIPALS

Class C             Year Ended December 31,                  2001      2000      1999       1998       1997(1)
==============================================================================================================
Per Share Operating Data

Net asset value, beginning of period                       $17.66    $16.76    $18.79     $18.66     $17.89
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                         .91       .89       .89        .89        .74(2)
Net realized and unrealized gain (loss)                      (.18)      .91     (2.04)       .13        .77
                                                           ---------------------------------------------------
Total income (loss) from investment operations                .73      1.80     (1.15)      1.02       1.51
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                         (.89)     (.90)     (.88)      (.89)      (.74)
--------------------------------------------------------------------------------------------------------------
Undistributed net investment income--prior year                --        --        --         --         --
                                                           ---------------------------------------------------
Total dividends and/or distributions to shareholders         (.89)     (.90)     (.88)      (.89)      (.74)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                             $17.50    $17.66    $16.76     $18.79     $18.66
                                                           ===================================================

==============================================================================================================
Total Return, at Net Asset Value(3)                          4.19%    11.06%    (6.32)%     5.56%      8.80%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                    $  429    $  259    $  220     $  174     $   49
--------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                           $  356    $  225    $  221     $  111     $   21
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(4)
Net investment income                                        5.09%     5.20%     4.92%      4.57%      4.92%
Expenses                                                     1.57%     1.63%     1.63%      1.63%(5)   1.58%
Expenses, net of interest expense and reduction
to custodian expense(6)                                      1.55%     1.59%     1.58%      1.59%      1.56%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                        11%       26%       30%        25%         5%

1. For the period from March 17, 1997 (inception of offering) to December 31, 1997.
2. Based on average shares outstanding for the period.
3. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
4. Annualized for periods of less than one full year.
5. Expense ratio has been calculated without adjustment for the reduction to custodian expenses.
6. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         45 | ROCHESTER FUND MUNICIPALS

FINANCIAL HIGHLIGHTS  Continued

Class Y              Year Ended December 31,                                           2001         2000(1)
==============================================================================================================
Per Share Operating Data

Net asset value, beginning of period                                                $ 17.67          $16.88
--------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income                                                                  1.08             .70
Net realized and unrealized gain (loss)                                                (.17)            .78
                                                                                    --------------------------
Total income (loss) from investment operations                                          .91            1.48
--------------------------------------------------------------------------------------------------------------
Dividends and/or distributions to shareholders:
Dividends from net investment income                                                  (1.06)           (.69)
Undistributed net investment income-prior year                                           --              --
                                                                                    --------------------------
Total dividends and/or distributions to shareholders                                  (1.06)           (.69)
--------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                                       $17.52          $17.67
                                                                                    =========================

==============================================================================================================
Total Return, At Net Asset Value(2)                                                    5.25%           8.97%

==============================================================================================================
Ratios/Supplemental Data

Net assets, end of period (in millions)                                                $12             $11
--------------------------------------------------------------------------------------------------------------
Average net assets (in millions)                                                       $12             $10
--------------------------------------------------------------------------------------------------------------
Ratios to average net assets:(3)
Net investment income                                                                  6.08%           6.07%
Expenses                                                                               0.62%           0.68%
Expenses, net of interest expense and reduction
to custodian expense(4)                                                                0.60%           0.64%
--------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                                                  11%             26%

1. For the period from April 28, 2000 (inception of offering) to December 31, 2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3. Annualized for periods of less than one full year.
4. During the periods shown above, the Fund's interest expense was substantially offset by the incremental interest income generated on bonds purchased with borrowed funds.

See accompanying Notes to Financial Statements.

                         46 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS

===============================================================================
1. Significant Accounting Policies
Rochester Fund Municipals (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to provide as high a level of income exempt from federal income tax and New York State and New York City personal income taxes as is consistent with its investment policies and prudent investment management while seeking preservation of shareholders' capital. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).
   The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a frontend sales charge. Class B and Class C shares are sold without a frontend sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a frontend sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.
-------------------------------------------------------------------------------
Securities Valuation. Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealersupplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).
-------------------------------------------------------------------------------
Securities Purchased on a When-Issued or Forward Commitment Basis. Delivery and payment for securities that have been purchased by the Fund on a when-issued basis can take place a month or more after the trade date. Normally the settlement date occurs within six months after the trade date; however, the Fund may, from time to time, purchase securities whose settlement date extends beyond six months or more after trade date. During this period, such securities do not earn interest, are subject to market fluctuation and may increase or decrease in value prior to their delivery. The Fund maintains segregated assets with a market value equal to or greater than the amount of its commitments. These transactions may increase the volatility of the Fund's net asset value to the extent the Fund executes such transactions while remaining substantially fully invested. As of December 31, 2001, the Fund had entered into outstanding net when-issued or forward commitment transactions of $119,823,977.

                         47 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued

===============================================================================
1. Significant Accounting Policies Continued
Inverse Floating Rate Securities. The Fund invests in inverse floating rate securities that pay interest at a rate that varies inversely with short-term interest rates. Certain of these securities may be leveraged, whereby the interest rate varies inversely at a multiple of the change in short-term rates. As interest rates rise, inverse floaters produce less current income. The price of such securities is more volatile than comparable fixed rate securities. The Fund intends to invest no more than 20% of its total assets in inverse floaters. Inverse floaters amount to $539,004,855 as of December 31, 2001. Including the effect of leverage, inverse floaters represent 15.67% of the Fund's total assets as of December 31, 2001.
-------------------------------------------------------------------------------
Security Credit Risk. The Fund invests in high-yield securities, which may be subject to a greater degree of credit risk, greater market fluctuations and risk of loss of income and principal, and may be more sensitive to economic conditions than lower-yielding, higher-rated fixed-income securities. The Fund may acquire securities in default, and is not obligated to dispose of securities whose issuers subsequently default. As of December 31, 2001, securities with an aggregate market value of $33,903,220, representing 0.60% of the Fund's net assets, were in default.
   There are certain risks arising from geographic concentration in any state. Certain revenue or tax-related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.
-------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.
-------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

As of December 31, 2001, the Fund had available for federal income tax purposes unused capital loss carryovers as follows:

      Expiring
      ------------------------------------------------------------------
      2002                                                  $ 37,696,399
      ------------------------------------------------------------------
      2003                                                    10,726,285
      ------------------------------------------------------------------
      2004                                                     3,560,645
      ------------------------------------------------------------------
      2005                                                     5,760,047
      ------------------------------------------------------------------
      2006                                                     4,332,921
      ------------------------------------------------------------------
      2007                                                    41,458,446
      ------------------------------------------------------------------
      2008                                                    48,591,026
                                                            ------------
      Total capital loss carryover                          $152,125,769
                                                            ============

   During the fiscal year ended December 31, 2001, the Fund utilized $6,551,888 of capital loss carryover to offset capital gains realized in the current fiscal year.

                         48 | ROCHESTER FUND MUNICIPALS

-------------------------------------------------------------------------------
Trustees' Compensation. In June 1998, the Fund adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended December 31, 2001, the Fund's projected benefit obligations were decreased by $418,462 and payments of $11,116 were made to retired trustees, resulting in an accumulated liability of $518,095 as of December 31, 2001.
   In January 1995, the then existing Board of Trustees of the Fund adopted an unfunded retirement plan for its independent trustees. The retirement plan, as amended and restated in October 1995, provides that no independent trustee of the Fund who is elected after September 1995 may be eligible to receive benefits thereunder. Upon retirement, eligible trustees receive annual payments based upon their years of service. In connection with the sale of certain assets of Rochester Capital Advisors, L.P. (the Fund's former investment advisor) to the Manager, all but one of the existing independent trustees retired effective January 4, 1996. During the year ended December 31, 2001, payments of $67,500 were made to retired trustees. As of December 31, 2001, the Fund had recognized an accumulated liability of $313,875.
   The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.
-------------------------------------------------------------------------------
Dividends and Distributions to Shareholders. Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.
-------------------------------------------------------------------------------
Classification of Dividends and Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.
-------------------------------------------------------------------------------
Investment Income. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.
-------------------------------------------------------------------------------
Security Transactions. Security transactions are accounted for as of trade date. Gains and losses on securities sold are determined on the basis of identified cost.
-------------------------------------------------------------------------------
Other. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

                         49 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued
===============================================================================
2. SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:

                                                           Year Ended December 31,2001      Year Ended December 31,2000(1)
                                                                Shares          Amount            Shares           Amount
---------------------------------------------------------------------------------------------------------------------------
Class A
Sold                                                        53,000,765   $ 943,692,565        31,899,886   $  542,962,067
Dividends and/or distributions reinvested                    6,676,206     118,599,440         6,265,920      106,864,689
Redeemed                                                   (27,245,218)   (484,296,823)      (34,091,736)    (579,261,399)
                                                           ----------------------------------------------------------------
Net increase (decrease)                                     32,431,753   $ 577,995,182         4,074,070   $   70,565,357
                                                           ================================================================
---------------------------------------------------------------------------------------------------------------------------
Class B
Sold                                                        23,916,274   $ 425,551,014        11,126,853   $  189,927,814
Dividends and/or distributions reinvested                    1,656,577      29,408,447         1,314,492       22,407,086
Redeemed                                                    (4,914,828)    (87,370,758)       (7,161,143)    (121,249,169)
                                                           ----------------------------------------------------------------
Net increase (decrease)                                     20,658,023   $ 367,588,703         5,280,202   $   91,085,731
                                                           ================================================================
---------------------------------------------------------------------------------------------------------------------------
Class C
Sold                                                        11,747,789   $ 209,106,320         4,529,943    $  77,476,694
Dividends and/or distributions reinvested                      649,451      11,524,802           458,909        7,819,079
Redeemed                                                    (2,582,206)    (45,824,083)       (3,425,758)     (57,942,943)
                                                           ----------------------------------------------------------------
Net increase (decrease)                                      9,815,034   $ 174,807,039         1,563,094   $   27,352,830
                                                           ================================================================

---------------------------------------------------------------------------------------------------------------------------
Class Y
Sold                                                            88,634   $   1,572,367           606,310    $  10,234,516
Dividends and/or distributions reinvested                           --              --                --               --
Redeemed                                                            --              --                --               --
                                                           ----------------------------------------------------------------
Net increase (decrease)                                         88,634   $   1,572,367           606,310   $   10,234,516
                                                           ================================================================

1. For the year ended December 31, 2000, for Class A, B and C shares and for the period from April 28, 2000 (inception of offering) to December 31, 2000, for Class Y shares.

===============================================================================
3. Purchases and Sales of Securities
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the year ended December 31, 2001, were $1,820,009,838 and $599,086,303, respectively.

As of December 31, 2001, unrealized appreciation (depreciation) based on cost of securities for federal income tax purposes of $5,778,081,337 was:

         Gross unrealized appreciation                           $ 183,729,533
         Gross unrealized depreciation                            (203,170,634)
                                                                 -------------
         Net unrealized appreciation (depreciation)              $ (19,441,101)
                                                                 =============

                         50 | ROCHESTER FUND MUNICIPALS

===============================================================================
4. Fees and Other Transactions with Affiliates
Management Fees. Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.54% of the first $100 million of average daily net assets, 0.52% on the next $150 million, 0.47% on the next $1.75 billion of average daily net assets, 0.46% on the next $3 billion, and 0.45% of average daily net assets over $5 billion. The Fund's management fee for the year ended December 31, 2001, was $24,490,985, or 0.47% of average annual net assets for each class of shares.
-------------------------------------------------------------------------------
Accounting Fees. Accounting fees paid to the Manager were in accordance with the accounting services agreement with the Fund, which provides for an annual fee of $12,000 for the first $30 million of net assets and $9,000 for each additional $30 million of net assets. During the year ended December 31, 2001, the Fund paid $1,579,738 to the Manager for accounting and pricing services.
-------------------------------------------------------------------------------
Transfer Agent Fees. OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. The Fund pays OFS an agreed upon per account fee. Additionally, Class Y shares are subject to minimum fees of $5,000 for assets of less than $10 million and $10,000 for assets of $10 million or more. The Class Y shares are subject to the minimum fee in the event that the per account fee does not equal or exceed the applicable minimum fee.
      OFS has voluntarily agreed to limit transfer and shareholder servicing agent fees to 0.25% per annum for Class Y shares, effective January 1, 2001, and for all other classes, 0.35% per annum, effective October 1, 2001. This undertaking may be amended or withdrawn at any time.
-------------------------------------------------------------------------------
Distribution and Service Plan Fees. Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.

                               Aggregate         Class A    Commissions     Commissions     Commissions
                               Front-End       Front-End     on Class A      on Class B      on Class C
                           Sales Charges   Sales Charges         Shares          Shares          Shares
                              on Class A     Retained by    Advanced by     Advanced by     Advanced by
Year Ended                        Shares     Distributor    Distributor(1)  Distributor(1)  Distributor(1)
----------------------------------------------------------------------------------------------------------
December 31, 2001            $17,868,015      $2,695,893     $1,143,154     $16,428,018      $2,028,152

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale

                                  Class A                   Class B                   Class C
                      Contingent Deferred       Contingent Deferred       Contingent Deferred
                            Sales Charges             Sales Charges             Sales Charges
Year Ended        Retained by Distributor   Retained by Distributor   Retained by Distributor
----------------------------------------------------------------------------------------------
December 31, 2001                $ 54,854               $ 1,783,196                  $ 96,365

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

                         51 | ROCHESTER FUND MUNICIPALS

NOTES TO FINANCIAL STATEMENTS  Continued

===============================================================================
4. Fees and Other Transactions with Affiliates Continued
Class A Service Plan Fees. Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. Currently, the Board of Trustees has limited the rate to 0.15% per year on Class A shares. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.15% of the average annual net assets consisting of Class A shares of the Fund. For the year ended December 31, 2001, payments under the Class A plan totaled $5,749,303, all of which were paid by the Distributor to recipients, and included $40,825 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.
-------------------------------------------------------------------------------
Class B and Class C Distribution and Service Plan Fees. Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.
      The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.
      The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carryforward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

Distribution fees paid to the Distributor for the year ended December 31, 2001, were as follows:

                                                                       Distributor's
                                                       Distributor's       Aggregate
                                                           Aggregate    Unreimbursed
                                                        Unreimbursed    Expenses as%
                    Total Payments   Amount Retained        Expenses   of Net Assets
                        Under Plan    by Distributor      Under Plan        of Class
--------------------------------------------------------------------------------------
Class B Plan            $9,964,784        $7,473,055     $44,186,463            3.82%
Class C Plan             3,556,016         1,053,996       7,192,741            1.68

                         52 | ROCHESTER FUND MUNICIPALS

===============================================================================
5. Illiquid Securities
As of December 31, 2001, investments in securities included issues that are illiquid. A security may be considered illiquid if it lacks a readily available market or if its valuation has not changed for a certain period of time. The Fund intends to invest no more than 15% of its net assets (determined at the time of purchase and reviewed periodically) in illiquid securities. The aggregate value of illiquid securities subject to this limitation as of December 31, 2001, was $598,627,893, which represents 10.56% of the Fund's net assets.
-------------------------------------------------------------------------------
6. Bank Borrowings
The Fund may borrow up to 5% of its total assets from a bank to purchase portfolio securities, or for temporary and emergency purposes. The purchase of securities with borrowed funds creates leverage in the Fund. The Fund has entered into an agreement which enables it to participate with certain other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $250 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.625%. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.09% per annum.
      The Fund had borrowings outstanding of $77,000,000 as of December 31, 2001. For the year ended December 31, 2001, the average monthly loan balance was $22,650,045 at an average interest rate of 4.431%. The Fund had gross borrowings and gross loan repayments of $864,200,000 and $853,600,000, respectively, during the year ended December 31,2001. The maximum amount of borrowings outstanding at any month end was $77,000,000.

                         53 | ROCHESTER FUND MUNICIPALS

INDEPENDENT AUDITORS' REPORT

===============================================================================
To the Board of Trustees and Shareholders of Rochester Fund Municipals:

We have audited the accompanying statement of assets and liabilities of Rochester Fund Municipals, including the statement of investments, as of December 31, 2001, and the related statement of operations for the year then ended, the statements of changes in net assets and the financial highlights for each of the two years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. The financial highlights for each of the three years in the period ended December 31, 1999, were audited by other auditors whose report dated January 24, 2000, expressed an unqualified opinion on this information.
      We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2001, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.
      In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Rochester Fund Municipals as of December 31, 2001, the results of its operations for the year then ended, the changes in its net assets and the financial highlights for each of the two years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

KPMG LLP

Denver, Colorado
January 18, 2002

                         54 | ROCHESTER FUND MUNICIPALS

FEDERAL INCOME TAX INFORMATION  Unaudited

===============================================================================
In early 2002, shareholders received information regarding all dividends and distributions paid to them by the Fund during calendar year 2001. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.
      None of the dividends paid by the Fund during the year ended
December 31, 2001, are eligible for the corporate dividend-received deduction. 100% of the dividends were derived from interest on municipal bonds and are not subject to federal income taxes; 96.4% of the dividends are not subject to New York State and New York City income taxes. For the state income tax reporting purposes of non-New York State shareholders, the distribution breaks down as follows: New York State (88.2%), Pennsylvania (1.7%), Texas (0.9%),
Illinois (0.4%), Florida (0.2%), Colorado (0.1%), Kentucky (0.1%),
Louisiana (0.1%), New Hampshire (0.1%), Puerto Rico (4.9%), Guam (1.6%),
Virgin Islands (1.6%), American Samoa (0.1%).
      During 2001, 31.7% of this tax-exempt income was derived from "private activity bonds." These are municipal bonds used to finance privately operated facilities. The interest on these bonds is not taxable for most investors. For the few investors subject to the alternative minimum tax, the interest from these bonds is considered a preference item.
      The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

                         55 | ROCHESTER FUND MUNICIPALS

OFFICERS AND TRUSTEES

=====================================================================================
Officers and Trustees           Thomas W. Courtney, Chairman of the Board of Trustees
                                John V. Murphy, President
                                John Cannon, Trustee
                                Paul Y. Clinton, Trustee
                                Robert G. Galli, Trustee
                                Lacy B. Herrmann, Trustee
                                Brian Wruble, Trustee
                                Ronald H. Fielding, Vice President
                                Robert G. Zack, Secretary
                                Brian W. Wixted, Treasurer
                                Robert J. Bishop, Assistant Treasurer
                                Adele A. Campbell, Assistant Treasurer
                                Scott T. Farrar, Assistant Treasurer
                                Katherine P. Feld, Assistant Secretary
                                Kathleen T. Ives, Assistant Secretary
                                Denis R. Molleur, Assistant Secretary
=====================================================================================
Independent Trustees
-------------------------------------------------------------------------------------
Name, Address,(1) Age,
Position(s) Held with Fund
and Length of Time Served(2)    Principal Occupation(s) During Past Five Years
                                and Other Trusteeships Held by Trustee
-------------------------------------------------------------------------------------
Thomas W. Courtney,             Principal of Courtney Associates, Inc. (venture
Chairman of the Board of        capital firm); former General Partner of
Trustees and Trustee            Trivest Venture Fund (private venture capital
(since 1996). Age: 68           fund); former President of Investment Counseling
                                Federated Investors, Inc.; Trustee of Cash
                                Assets Trust, a money market fund; Director of
                                OCC Cash Reserves, Inc., and Trustee of OCC
                                Accumulation Trust, both of which are open-end
                                investment companies; Trustee of Hawaiian
                                Tax-Free Trust and Tax Free Trust of Arizona.
-------------------------------------------------------------------------------------
John Cannon,                    Director,  Neuberger Berman Income Managers
Trustee (since 1996). Age:71    Trust, Neuberger & Berman Income Funds
                                and Neuberger Berman Trust, (1995-present);
                                Neuberger Berman Equity Funds (November
                                2000-present); Trustee, Neuberger Berman Mutual
                                Funds (October 1994-present); formerly Chairman
                                and Treasurer, CDC Associates, a registered
                                investment adviser (December 1993-February
                                1996); Independent Consultant; Chief Investment
                                Officer, CDC Associates (1996-June 2000);
                                Consultant and director, CDC Associates
                                (December 1993-February 1999).
-------------------------------------------------------------------------------------
Paul Y. Clinton,                Principal of Clinton Management Associates, a
Trustee (since 1996). Age:70    financial and venture capital consulting firm;
                                Trustee of Capital Cash Management Trust, a
                                money-market fund and Narragansett Tax-Free
                                Fund, a tax-exempt bond fund; Director of OCC
                                Cash Reserves, Inc. and Trustee of OCC
                                Accumulation Trust, both of which are open-end
                                investment companies. Formerly: Director,
                                External Affairs, Kravco Corporation,
                                a national real estate owner and property
                                management corporation; President of Essex
                                Management Corporation, a management consulting
                                company; a general partner of Capital Growth
                                Fund, a venture capital partnership; a general
                                partner of Essex Limited Partnership, an
                                investment partnership; President of Geneve
                                Corp., a venture capital fund; Chairman of
                                Woodland Capital Corp., a small business
                                investment company; and Vice President of W.R.
                                Grace & Co.
-------------------------------------------------------------------------------------
Robert G. Galli,                A Trustee or Director of other Oppenheimer
Trustee (since 1998). Age: 68   funds. Formerly Vice Chairman of the Manager
                                (October 1995-December 1997).

                         56 | ROCHESTER FUND MUNICIPALS

-------------------------------------------------------------------------------------
Lacy B. Herrmann,               Chairman and Chief Executive Officer of Aquila
Trustee (since 1996). Age: 72   Management Corporation, the sponsoring
                                organization and manager, administrator
                                and/or sub-adviser to the following open-end
                                investment companies, and Chairman of the
                                Board of Trustees and President of each:
                                Churchill Cash Reserves Trust, Aquila-Cascadia
                                Equity Fund, Pacific Capital Cash Assets Trust,
                                Pacific Capital U.S. Treasuries Cash Assets
                                Trust, Pacific Capital Tax-Free Cash Assets
                                Trust, Prime Cash Fund, Narragansett Insured
                                Tax-Free Income Fund, Tax-Free Fund For Utah,
                                Churchill Tax-Free Fund of Kentucky, Tax-Free
                                Fund of Colorado, Tax-Free Trust of Oregon,
                                Tax-Free Trust of Arizona, Hawaiian Tax-Free
                                Trust, and Aquila Rocky Mountain Equity Fund;
                                Vice President, Director, Secretary, and
                                formerly Treasurer of Aquila Distributors,
                                Inc., distributor of the above funds;
                                President and Chairman of the Board of
                                Trustees of Capital Cash Management Trust
                                ("CCMT"), and an Officer and Trustee/Director
                                of its predecessors; President and Director of
                                STCM Management Company, Inc., sponsor and
                                adviser to CCMT; Chairman, President and a
                                Director of InCap Management Corporation,
                                formerly sub-adviser and administrator of Prime
                                Cash Fund and Short Term Asset Reserves;
                                Director of OCC Cash Reserves, Inc., and
                                Trustee of OCC Accumulation Trust, both of
                                which are open-end investment companies;
                                Trustee Emeritus of Brown University.
-------------------------------------------------------------------------------
Brian Wruble,                   Special Limited Partner (since January 1999)
Trustee (since 2001). Age: 58   of Odyssey Investment Partners, LLC (private
                                equity investment); General Partner (since
                                September 1996) of Odyssey Partners, L.P.
                                (hedge fund in distribution since 1/1/97);
                                Director (since May 2000) of Ray & Berendston,
                                Inc. (executive search firm); Board of Governing
                                Trustees (since August 1990) The Jackson
                                Laboratory (non-profit); Trustee (since May
                                1992) of Institute for Advanced Study
                                (educational institute); Trustee (since May 2000)
                                of Research Foundation of AIMR (investment
                                research, non-profit); Governor, Jerome Levy
                                Economics Institute of Bard College (economics
                                research) (August 1990-September 2001).
===============================================================================
Officers of the Fund
-------------------------------------------------------------------------------
Name, Address,(1) Age,
Position(s) Held with Fund
and Length of Time Served(2)    Principal Occupation(s) During Past Five Years
-------------------------------------------------------------------------------
John V. Murphy, President       Chairman, Chief Executive Officer and director
(since 2001). Age: 52           (since June 2001) and President (since
                                September 2000) of OppenheimerFunds, Inc.,
                                (the "Manager"); President and a trustee of
                                other Oppenheimer funds; President and a
                                director (since July 2001) of Oppenheimer
                                Acquisition Corp., the Manager's parent holding
                                company, and of Oppenheimer Partnership
                                Holdings, Inc., a holding company subsidiary
                                of the Manager; Director (since November 2001)
                                of OppenheimerFunds Distributor, Inc., a
                                subsidiary of the Manager; Chairman and a
                                director (since July 2001) of Shareholder
                                Services, Inc. and of Shareholder Financial
                                Services, Inc., transfer agent subsidiaries of
                                the Manager; President and a director (since
                                July 2001) of OppenheimerFunds Legacy
                                Program, a charitable trust program
                                established by the Manager; a
                                director of the following investment advisory
                                subsidiaries of the Manager: OAM Institutional,
                                Inc. and Centennial Asset Management
                                Corporation (since November 2001), HarbourView
                                Asset Management Corporation and OFI Private
                                Investments, Inc. (since July 2002); President
                                (since November 1, 2001) and a director (since
                                July 2001) of Oppenheimer Real Asset
                                Management, Inc., an investment advisor
                                subsidiary of the Manager; a director
                                (since November 2001) of Trinity Investment
                                Management Corp. and Tremont Advisers, Inc.,
                                investment advisory affiliates of the Manager;
                                Executive Vice President (since February 1997)
                                of Massachusetts Mutual Life Insurance Company,
                                the Manager's parent company; a director
                                (since June 1995) of DBL Acquisition
                                Corporation.

                         57 | ROCHESTER FUND MUNICIPALS

OFFICERS AND TRUSTEES  Continued

===============================================================================
Officers of the Fund Continued
-------------------------------------------------------------------------------

Name, Address,(1) Age,
Position(s) Held with Fund
and Length of Time Served(2)    Principal Occupation(s) During Past Five Years
-------------------------------------------------------------------------------
John V. Murphy Continued             Formerly Chief Operating Officer (from
                                September 2000 to June 2001) of the Manager;
                                President and trustee (from November 1999 to
                                November 2001) of MML Series Investment Fund
                                and MassMutual Institutional Funds, open-end
                                investment companies; a director (from
                                September 1999 to August 2000) of C.M. Life
                                Insurance Company; President, Chief Executive
                                Officer and director (from September 1999 to
                                August 2000) of MML Bay State Life Insurance
                                Company; a director (from June 1989 to June
                                1998) of Emerald Isle Bancorp and Hibernia
                                Savings Bank, wholly owned subsidiary of
                                Emerald Isle Bancorp; Executive Vice President
                                Director and Chief Operating Officer (from June
                                1995 to January 1997) of David L. Babson & Co.,
                                Inc., an investment advisor; Chief Operating
                                Officer (from March 1993 to December 1996) of
                                Concert Capital Management, Inc., an investment
                                advisor
-------------------------------------------------------------------------------
Ronald H. Fielding,             Senior Vice President (since January 1996) of
Vice President and Portfolio    the Manager; Chairman of the Rochester Division
Manager (since 1996). Age: 53   of the Manager (since January 1996); an officer
                                and portfolio manager of other Oppenheimer
                                funds; prior to joining the Manager in January
                                1996, he was President and a director of
                                Rochester Capital Advisors, Inc.(1993-1995),
                                the Fund's prior investment advisor, and of
                                Rochester Fund Services, Inc.(1986-1995), the
                                Fund's prior distributor; President and a
                                trustee of Limited Term New York Municipal Fund
                                (1991-1995), Oppenheimer Convertible Securities
                                Fund (1986-1995) and Rochester Fund Municipals
                                (1986-1995); President and a director of
                                Rochester Tax Managed Fund, Inc. (1982-1995)
                                and of Fielding Management Company, Inc.
                                (1982-1995), an investment advisor.
-------------------------------------------------------------------------------
Anthony A. Tanner,              Vice President of the Rochester Division of the
Vice President and Portfolio    Manager (since January 1996); an officer and
Manager (since 1996). Age: 41   portfolio manager of other Oppenheimer funds;
                                formerly Vice President of Research of Rochester
                                Capital Advisors, Inc. and Fielding Management
                                Company, Inc. (1991-December 1995).
-------------------------------------------------------------------------------
Robert G. Zack,                 Senior Vice President (since May 1985) and
Secretary (since 2001). Age: 53 Acting General Counsel (since November 2001) of the Manager; General Counsel and a director
                                (since November 2001) of OppenheimerFunds
                                Distributor, Inc.; Senior Vice President and
                                General Counsel (since November 2001) of
                                HarbourView Asset Management Corporation, Vice
                                President and a director (since November 2000)
                                of Oppenheimer Partnership Holdings, Inc.;
                                Senior Vice President, General Counsel and a
                                director (since November 2001) of Shareholder
                                Services, Inc., Shareholder Financial Services,
                                Inc., OFI Private Investments, Inc.,
                                Oppenheimer Trust Company and OAM
                                Institutional, Inc.; General Counsel (since
                                November 2001) of Centennial Asset Management
                                Corporation; a director (since November 2001)
                                of Oppenheimer Real Asset Management, Inc.;
                                Assistant Secretary and a director (since
                                November 2001) of OppenheimerFunds
                                International Ltd.; Vice President (since
                                November 2001) of OppenheimerFunds Legacy
                                Program; Secretary (since November 2001) of
                                Oppenheimer Acquisition Corp.; an officer of
                                other Oppenheimer funds; formerly Associate
                                General Counsel of OppenheimerFunds, Inc. (May
                                1981-October 2001); Assistant Secretary of
                                Shareholder Services, Inc. (May 1985-November
                                2001), Shareholder Financial Services, Inc.
                                (November 1989-November 2001); OppenheimerFunds
                                International Ltd. And Oppenheimer Millennium
                                Funds plc (October 1997-November 2001)

                         58 | ROCHESTER FUND MUNICIPALS

-------------------------------------------------------------------------------
Brian W. Wixted,                Senior Vice President and Treasurer (since
Treasurer (since 1999). Age: 42 March 1999) of the Manager; Treasurer (since
                                March 1999) of HarbourView Asset Management
                                Corporation, Shareholder Services, Inc.,
                                Oppenheimer Real Asset Management Corporation,
                                Shareholder Financial Services, Inc. and
                                Oppenheimer Partnership Holdings, Inc., of OFI
                                Private Investments, Inc. (since March 2000)
                                and of OppenheimerFunds International Ltd. and
                                Oppenheimer Millennium Funds plc (since May
                                2000); Treasurer and Chief Financial Officer
                                (since May 2000) of Oppenheimer Trust Company;
                                Assistant Treasurer (since March 1999) of
                                Oppenheimer Acquisition Corp.; an officer of
                                other Oppenheimer funds; formerly Principal and
                                Chief Operating Officer, Bankers Trust
                                Company--Mutual Fund Services Division (March
                                1995-March 1999).
-------------------------------------------------------------------------------
Robert J. Bishop, Assistant     Vice President of the Manager/Mutual Fund
Treasurer (since 1996). Age: 43 Accounting (since May 1996); an officer of other Oppenheimer funds; formerly an Assistant
                                Vice President of the Manager/Mutual Fund
                                Accounting (April 1994-May 1996) and a Fund
                                Controller of the Manager.
-------------------------------------------------------------------------------
Adele A. Campbell, Assistant    Assistant Vice President of the Manager
Treasurer (since 1996). Age: 38 (1996-Present); Formerly Assistant Vice
                                President of Rochester Fund Services, Inc.
                                (1994-1996).
-------------------------------------------------------------------------------
Scott T. Farrar, Assistant      Vice President of the Manager/Mutual Fund
Treasurer (since 1996). Age: 36 Accounting (since May 1996); Assistant
                                Treasurer of Oppenheimer Millennium Funds plc
                                (since October 1997); an officer of other
                                Oppenheimer Funds; formerly an Assistant Vice
                                President of the Manager/Mutual Fund
                                Accounting (April 1994-May 1996), and a Fund
                                Controller of the Manager.
-------------------------------------------------------------------------------
Katherine P. Feld, Assistant    Vice President and Senior Counsel of the
Secretary (since 2001). Age: 43 Manager (since July 1999); Vice President of
                                OppenheimerFunds Distributor, Inc. (since June
                                1990); a director (since June 1999) of
                                Centennial Asset Management Corporation; an
                                officer of other Oppenheimer funds; formerly a
                                Vice President and Associate Counsel of the
                                Manager (June 1990-July 1999).
-------------------------------------------------------------------------------
Kathleen T. Ives, Assistant     Vice President and Assistant Counsel of the
Secretary (since 2001). Age: 36 Manager (since June 1998); Vice President of
                                OppenheimerFunds Distributor, Inc.; Vice
                                President and Assistant Secretary of
                                Shareholder Services, Inc.; Assistant
                                Secretary (since December 2001) of
                                OppenheimerFunds Legacy Program; an officer of
                                other Oppenheimer funds; formerly an Assistant
                                Vice President and Assistant Counsel of the
                                Manager (August 1997-June 1998) and Assistant
                                Counsel of the Manager (August 1994-August
                                1997).
-------------------------------------------------------------------------------
Denis R. Molleur, Assistant     Vice President and Senior Counsel of the
Secretary (since 2001). Age: 44 Manager (since July 1999); an officer of other
                                Oppenheimer funds; formerly a Vice President
                                and Associate Counsel of the Manager
                                (September 1991-July 1999).

The Fund's Statement of Additional Information contains additional information about the Fund's Trustees and is available without charge upon request.
Each Trustee is a Trustee or Director of 10 portfolios in the Oppenheimer Fund complex, except as follows: Mr. Cannon (3 portfolios) and Mr. Galli (41 portfolios).
1. The address of each Trustee and Officer is 6803 S. Tucson Way, Englewood, CO
80112-3924, except as follows: the address for Messrs. Murphy, Zack and Molleur and Ms. Feld is 498 Seventh Avenue, New York, NY 10018 and the address for
Messrs. Fielding and Tanner and Ms. Campbell is 350 Linden Oaks, Rochester, NY
14625.
2. Each Trustee and Officer serves for an indefinite term, until his or her resignation, death or removal.

                         59 | ROCHESTER FUND MUNICIPALS

ROCHESTER FUND MUNICIPALS

===============================================================================
Investment Advisor              OppenheimerFunds, Inc.

===============================================================================
Distributor                     OppenheimerFunds Distributor, Inc.

===============================================================================
Transfer and Shareholder        OppenheimerFunds Services
Servicing Agent

===============================================================================
Custodian of                    Citibank, N.A.
Portfolio Securities

===============================================================================
Independent Auditors            KPMG LLP

===============================================================================
Legal Counsel                   Mayer, Brown & Platt

                                For more complete information about Rochester Fund Municipals, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet website at www.oppenheimerfunds.com.

                                Oppenheimer funds are distributed by
                                OppenheimerFunds Distributor, Inc.,
                                498 Seventh Avenue, New York, NY 10018.

         (c)Copyright 2002 OppenheimerFunds, Inc. All rights reserved.

                         60 | ROCHESTER FUND MUNICIPALS

                  MUNICIPAL BONDS--THE COMMUNITY INVESTMENT

    When you invest in municipal securities through a mutual fund, your dollars are put to work primarily in your state's communities--for example, buildings and school systems, homes for the elderly and fire districts. To encourage and reward private investor support of these municipal activities, the interest paid on them is often exempt from federal and state personal income taxes. In New York City, the interest is also free from New York City local income taxes.
    Many investors consider the tax-free nature of the investment to be a primary advantage of a municipal bond fund like Rochester Fund Municipals. But it should also be acknowledged that municipal bonds provide financing for much of the infrastructure of the communities in which we live.
    During the past year, your investment in the Fund helped provide financing for a wide variety of worthwhile projects in New York. Private colleges, primary schools for special education, waste-water treatment facilities and mortgages for first-time home buyers are just a few of the programs that benefited from your investment.
    When you review the enclosed listing of the Fund's portfolio holdings, you're likely to find many projects that help to improve the standard of living in your community. It's one of the--admittedly few--advantages of the current tax code: the ability to earn tax-free income and be supportive of the great state of New York.(1)

1. A portion of the Fund's income may be subject to income taxes. Capital gains distributions, if any, are taxable as capital gains. For investors subject to the Alternative Minimum Tax, a portion of the Fund's distributions may increase that tax.

                             A DIVERSIFIED RANGE
                                  OF CREDITS

                           By combining more than 76%
                        investment-grade municipal bonds
                       with select, carefully researched
                  below-investment-grade (primarily unrated)
                     issues, we seek to enhance yield while
                       diversifying the Fund's portfolio.

[pie chart]

AAA       15.8%
AA        18.9%
A          9.9%
BBB       22.0%
BB         4.6%
B          2.0%
CCC        0.1%
NR        16.7%

[end pie chart]

Sector allocation data are as of 12/31/01, and are subject to change. Data are dollar-weighted based on total market value of investments. Securities rated by a rating organization other than Standard and Poor's Rating Group are included in the equivalent Standard and Poor's rating category. The allocation includes rated securities and those not rated by a national rating organization but to which the ratings given above have been assigned by the Manager as being comparable, in the Manager's judgment, to securities rated by a rating agency in the same category. See page 39 for further explanation.

[graphic]

INFORMATION AND SERVICES

   As an Oppenheimer fund shareholder, you can benefit from special services designed to make investing simple. Whether it's automatic investment plans, timely market updates, or immediate account access, you can count on us whenever you need assistance.(1) So call us today, or visit our website--we're here to help.

Internet                                                       www.oppenheimerfunds.com
---------------------------------------------------------------------------------------
24-hr access to account information and transactions(2)

General Information                                                      1.800.525.7048
---------------------------------------------------------------------------------------
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET

Telephone Transactions                                                   1.800.852.8457
---------------------------------------------------------------------------------------
Mon-Fri 8am-9pm ET, Sat 10am-4pm ET

PhoneLink                                                                1.800.225.5677
---------------------------------------------------------------------------------------
24-hr automated information and automated transactions(2)

Telecommunications Device for the Deaf (TDD)                             1.800.843.4461
---------------------------------------------------------------------------------------
Mon-Fri 9am-6:30pm ET

Transfer and Shareholder Servicing Agent
---------------------------------------------------------------------------------------
OppenheimerFunds Services
P.O. Box 5270, Denver, CO 80217-5270

eDocs Direct                                                   www.oppenheimerfunds.com
---------------------------------------------------------------------------------------
Receive shareholder reports and prospectus
notifications for your funds via email.

-------------------------------------------------------------------------------
Ticker Symbols ClassA: RMUNX Class B: RMUBX Class C: RMUCX Class Y: RMUYX

1. Automatic investment plans do not assure profit or protect against losses in declining markets.
2. At times the website or PhoneLink may be inaccessible or their transaction features may be unavailable.

RA0365.001.0102        February 28, 2002

[bullet logo ROCHESTER FUND MUNICIPALS]

   This Annual Report is for the information of shareholders of Rochester Fund Municipals.
   It must be preceded or accompanied by a current Prospectus for the Fund. Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.
   Call our Toll-Free Customer Service today at 1.800.525.7048 for more information on how to take advantage of your financial relationship with the OppenheimerFunds Family.

[logo]OppenheimerFunds(R)
      The Right Way to Invest

      OppenheimerFunds Distributor, Inc.
      Rochester Division
      350 Linden Oaks
      Rochester, NY 14625-2807